Prospectus

May 1, 200 9

Adams Harkness
Small Cap Growth Fund

The Fund seeks maximum
capital appreciation.

The Securities and Exchange Commission has not approved or
disapproved the Fund’s shares or determined whether this
Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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Risk/Return Summary	2

Investment Objective	2
Principal Investment Strategies	2
Principal Investment Risks	4
Who May Want to Invest in the Fund	5

Performance	6

Fee Table	7

Management	8

Your Account	10

How to Contact the Fund	10
General Information	10
Buying Shares	13
Selling Shares	18

Retirement Accounts	21

Portfolio Manager Past Performance	22

Other Information	24

Financial Highlights	26

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Risk/Return Summary

Concepts to Understand

Equity Security means a security such as a common stock, preferred stock or convertible security that represents an ownership interest in a company.

Common Stock means an ownership interest in a company and usually possesses voting rights and earns dividends.

Debt Security means a security such as a bond or note that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.

Preferred Stock means a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Convertible Security means debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinate to comparable nonconvertible securities.

Market Capitalization means the value of a company’s common stock in the stock market.
Investment Objective

The Fund seeks maximum capital appreciation.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in the common stock of smaller, lesser-known companies whose stocks are traded in the U.S. markets (“80% Policy”). The Fund normally invests in companies that the Portfolio Manager believes are in an early stage or transitional point in their development and have above average prospects for growth, including initial public offerings of such companies. Smaller companies are defined as those with market capitalizations no greater than $3.0 billion at the time of their purchase.

The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The Adviser’s Processes The Fund’s investment process focuses on two key areas—security selection and portfolio construction. AH Lisanti Capital Growth, LLC (“AH Lisanti” or, the “Adviser”),    the Fund’s Adviser uses a disciplined investment process that includes the following components:

Security Selection:

Database Screening The Portfolio Manager applies a quantitative screening process to the universe of small capitalization companies to identify those companies with fundamental strengths such as:

•	strong balance sheets

•	good cash flow

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•   high returns on equity

•   strong or improving fundamentals

•   new products and/or unique business strategies

The Portfolio Manager also looks for companies with positive catalysts, such as new management, which may provide for a potential acceleration in the growth rate of the company. Other factors identified through the screening process include:

•    high management ownership in the company

•    low institutional ownership

A valuation screen is also used to determine if the price/earnings ratio in relation to the company’s underlying growth rate is reasonable.

Security Selection:

Fundamental Research Fundamental research focuses on identifying several types of companies that the Portfolio Manager believes offer promising growth potential including:

•	small, fast growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace

•	companies experiencing a major change which is expected to produce advantageous results, such as new management, products or technologies, restructuring or reorganization, or merger and acquisition

The Portfolio Manager utilizes meetings with company management, research at industry trade shows and conferences, and discussions with customers and competitors, to help identify companies whose stock price may not reflect the rate of growth the company can maintain and/or those whose stock price does not yet reflect the positive changes that have occurred because they have not yet appeared in the financial results. Once purchased, portfolio holdings are monitored closely, and new information is evaluated relative to the original reason for investing.

Portfolio Construction:

Themes The Portfolio Manager intends the Fund’s investments to reflect what she believes to be the major social, economic and technological trends (collectively, “Themes”) that will shape the future of business and commerce over the next three to five years. These Themes will provide a framework for identifying the industries and companies in which the Fund will invest. While sector weightings are monitored, the portfolio is generally constructed around 12-15 themes, such as The New Consumer, The Ubiquitous Semiconductor and Managing the Information Age.

Portfolio Construction:

Sell Discipline In general, stocks are sold when:

•	valuation targets are achieved

•	changing circumstances affect the original reasons for the investment

•	the company exhibits deteriorating fundamentals

•	the Portfolio Manager believes more attractive alternatives exist

Temporary Defensive Position In order to respond to adverse market, economic, political or other

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conditions, the Fund may assume a temporary defensive position that is inconsistent with the Fund’s principal investment strategies.  For temporary defensive purposes, the Fund may invest all or a portion of its assets in common stocks of larger, more established companies, fixed-income securities , short-term money market securities or cash . To the extent the Fund is engaged in temporary defensive investments, the Fund will not be pursuing its investment objective. A defensive position taken at the wrong time, may have an adverse impact on the Fund’s performance.

Principal Investment Risks

It is important that investors closely review and understand the risks of investing in the Fund.  Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.

General Market Risk s An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Other general market risks include:

•	The stock market may not recognize the growth potential or value of the stocks in the Fund’s portfolio

•	The judgment of AH Lisanti as to the growth potential or value of a stock may be wrong

•	A decline in investor demand for growth stocks may adversely affect the value of the portfolio securities

Management Risk   The Fund is actively managed and its performance therefore will reflect the Advisor’s ability to make investment decisions which are suited to achieving the Fund’s investment objectives. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Specific Risks of Small Companies Because investing in small companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

•	The securities of smaller companies are traded in lower volume and may be less liquid than securities of larger, more established companies

•	The value of the securities may depend on the success of products or technologies that are in a relatively early stage of development and that may not have been tested

•	Smaller companies may have more limited product lines, markets and financial resources that make them more susceptible to economic and market setbacks

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•
At certain times, the stock market may not favor the smaller, growth-oriented companies in which the Fund invests. During this time, it would be expected that the Fund could underperform other Funds with different investment strategies

•	Analysts and other investors typically follow these companies less actively, and information about these companies is not always readily available.

For these and other reasons, the prices of small capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance; this could have a significant impact on the price of the security. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

Specific Risks of Initial Public Offerings A portion of the Fund’s return may be attributable to its investment in initial public offerings. When the Fund’s asset base is small, the impact of such investments on the Fund’s return will be magnified. As the Fund’s assets grow, the effect of the Fund’s investment in initial public offerings on the Fund’s total return should decline.

Portfolio Turnover The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses, which may adversely affect fund performance   and would generally be distributed to the Fund's shareholders as ordinary income .

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment

•	Are pursuing a long-term goal , and

•	Are willing to accept higher short-term risk for potential capital appreciation

The Fund may not be appropriate for you if you:

•	Need regular income or stability of principal ,

•	Are pursuing a short-term goal or investing emergency reserves , or

•	Want an investment that pursues market trends or focuses only on particular sectors or industries

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Performance

The following chart and tables illustrate the variability of the Fund’s returns as of December 31, 200 8 . The chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s returns compare to a broad measure of market performance.

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

Calendar Year Total Returns

The following chart shows the Fund’s annual total return for each full calendar year that the Fund has operated.

During the period shown, the highest return for a quarter was 16.13% (1st quarter, 2006) and the lowest return was ( -27.02 )% ( 4th   quarter, 200 8 ).

Average Annual Total Returns The following table shows (1) the Fund’s average annual total return, (2) average annual total return after taxes on distributions, (3) average annual total return after taxes on distributions and sales of Fund shares as of December 31, 200 8 , and (4) the average annual return of the Russell 2000® Growth Index.

AVERAGE ANNUAL TOTAL RETURNS
	1 Year	Since Inception 2/27/04
Return Before Taxes	(44.63) %	(3.68) %
Return After Taxes on Distributions	(45.23) %	(4.20) %
Return After Taxes on Distributions and Sale of Fund Shares	(28.96) %	(3.30) %
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	(38.54) %	(3.42) %

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Russell 2000 Growth Index, the Fund’s primary performance benchmark, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted values. One cannot invest directly in an index. Unlike the performance figures of the Fund, the performance of the Russell 2000 Growth Index does not reflect the effect of expenses.

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Fee Table

The following table describes the various fees and expenses that you may pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include fees of the A H Lisanti , are paid out of the Fund’s assets and are factored into the Fund’s share price rather than charged directly to shareholder accounts.

Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the sales price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of the offering price)	None
Redemption Fee (as a percentage of amount redeemed)(1)	1.00%

Maximum Account Fee	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	1.78%
Total Annual Fund Operating Expenses	2. 78%
(1) Shares redeemed within 30 days of purchase will be charged a 1.00% fee.

Example

Th e following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return , the Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table and distributions are reinvested . Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$ 281
3 Years	$ 862
5 Years	$1, 469
10 Years	$ 3,109

Your cost would be the same if you did not redeem your shares during the time periods indicated above.

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Management

The Fund is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board of Trustees (the “Board”). The Board oversees the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Statement of Additional Information (“SAI”).

The Adviser

AH Lisanti , a registered investment adviser, serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement between the Trust and the A H Lisanti .   AH Lisanti is located at 608 Fifth Ave, Suite 301, New York, New York 10020.

Subject to the general supervision of the Board, AH Lisanti makes investment decisions for the Fund. For the Fund’s fiscal year ended December 31, 200 8 , AH Lisanti   received an advisory fee of 1.00% of the average daily net assets of the fund.

A discussion summarizing the basis on which the Board most recently approved the Investment Advisory Agreement between the Trust and AH Lisanti   is included in the Fund’s annual report for the period ending December 31, 200 8 .

As of December 31, 200 8 AH Lisanti had approximately $1 3 2 .1  million in assets under management.

Portfolio Manager

Mary Lisanti Ms. Lisanti has over 30 years of financial markets experience with a particular expertise in managing growth-oriented investment strategies in small and mid capitalization equities. Her accomplishments include being named “Fund Manager of the Year” by Barron’s in 1996. She also was a top-ranked Institutional Investor analyst, and in 1989 she was ranked #1 for her work in small company research.

Ms. Lisanti became the majority owner of AH Lisanti  on June 30, 2005. Ms. Lisanti has served as the Fund’s portfolio manager since its commencement.

From 1998 to 2004, Ms. Lisanti was Chief Investment Officer of ING Investments, LLC, responsible for overseeing the firm’s equity mutual funds as well as serving as Portfolio Manager for the ING Small Cap Opportunities series and separately managed institutional accounts and as Lead Portfolio Manager for the ING MidCap Opportunities and Growth Opportunities Funds and Large Cap Growth Fund. From 1996 to 1998, she was a Portfolio Manager of the Strong Small Cap Fund and separately managed institutional accounts and Senior Portfolio Manager of the Strong Mid Cap Fund.

From 1993 to 1996 she worked at Bankers Trust Corp., where her most recent position was as Managing Director and Head of Small and Mid Capitalization Equity Strategies. During her tenure there, she managed the BT Small Cap and Capital Appreciation Funds as well as separately managed accounts. Earlier in her career, she was Vice President of Investments with the

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Evergreen Funds. She began her financial industry career as a securities analyst specializing in emerging growth stocks. Ms. Lisanti, who is a Chartered Financial Analyst, received a BA with honors from Princeton University.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of the securities in the Fund.

Other Service Providers

Atlantic Fund Administration, LLC (“Atlantic”) provides certain administration, portfolio accounting and transfer agency services to the Fund.

Atlantic provides the Fund with a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Compliance Officer (“AMLCO”) as well as additional compliance support functions.

Foreside Fund Services, LLC, the Trust’s principal underwriter (the “Distributor”), acts as the Fund’s distributor in connection with the offering of the Fund ’s shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

The Distributor is not affiliated with AH Lisanti , Atlantic or their affiliates.

The Trust has adopted a shareholder servicing plan for the Fund under which the Fund pays the Fund’s administrator an annualized fee of up to 0.25% of average daily net assets for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund’s administrator may pay this fee to various financial institutions, including AH Lisanti , that provide services to shareholders.

Fund Expenses

The Fund pays for its expenses out of its own assets. Expenses of the Fund include the Fund’s own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust.   Certain service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

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Your Account

How to Contact the Fund
Write to us at:
Adams Harkness Small Cap Growth Fund
P.O. Box 588
Portland, Maine 04112
Overnight address:
Adams Harkness Small Cap Growth Fund
Attn: Transfer Agent
3 Canal Plaza, Ground Floor
Portland, Maine 04101
Telephone us at:
(800) 441-7031 (toll free)
E-mail us at:
Ahsmallcap .ta @ atlanticfundadmin .com
Visit our Web site at:
www.ahsmallcap.com
Wire investments or ACH payments to :
Please contact the Transfer Agent at (800) 441-7031 (toll free) to obtain the ABA routing number and bank account number for the Fund.

General Information

You may purchase or sell (redeem) shares of the Fund on each weekday that the New York Stock Exchange (“NYSE”) is open. Under unusual circumstances, the Fund may accept and process shareholder orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

You may purchase or sell (redeem) shares of the Fund at the NAV of a share of the Fund next calculated minus any applicable redemption next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 13 through 21). For instance, if the transfer agent receives your purchase   request in proper form after 4:00 p.m. Eastern time, your transaction will be priced at the next business day’s NAV of the Fund (minus any applicable redemption or exchange fee in the case of redemptions or exchanges). The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement.   You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements. The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual

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market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone redemption privileges . .

When and How NAV is Determined The Fund calculates its NAV as of the close of the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed. Under unusual circumstances, the Fund may calculate its NAV when the NYSE is closed if deemed appropriate by the Fund’s officers . The time at which the NAV is calculated may change in case of an emergency.

The Fund’s NAV is determined by taking the market value of the Fund’s total assets, subtracting the Fund’s liabilities and then dividing the result (net assets) by the number of the Fund’s shares outstanding.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities, which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) on the Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and ask price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end registered investment companies are valued at their NAV.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or AH Lisanti believes that the prices or values available are unreliable.     The Board has delegated fair value determinations to a Valuation Committee composed of members of the Board, the Trust’s Principal Financial Officer, a representative of the Administrator and, if needed, a portfolio manager or a senior representative of AH Lisanti, when the Fund’s securities require fair valuation.     Market quotations may not be readily available or may be unreliable if, among other things: (i) the exchange on which a portfolio security is principally traded closes early; (ii) trading in a particular portfolio security was halted during the day and did not resume prior to the time as of which a Fund calculates its NAV; or (iii) events occur after the close of the securities market on which portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

The Fund invests in the securities of small- and medium-sized companies. Such securities are more likely to require a fair value determination because they are more thinly traded and less liquid than the securities of larger capitalization companies.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security could be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

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NYSE Holiday Schedule The NYSE is open every weekday, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent the Fund’s portfolio investments trade in markets on days when that Fund is not open for business, the value of the Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed.  If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time.  For example, the primary trading markets for the Fund may close early on the day before certain holidays and the day after Thanksgiving.

Transactions through Third Parties If you invest through a broker or other financial institution, the policies and fees of that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying and selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party will create an incentive for these financial institutions to recommend that you purchase Fund shares.

Anti-Money Laundering Program Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to: (i) refuse, cancel or rescind any purchase  order; or (ii) freeze any account and/or suspend account services. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority Fund shares in it will be sold. You may not receive proceeds of such sale because the Fund may be required to withhold such proceeds.

Disclosure of Portfolio Holdings A description of the Fund’s policies and procedures with respect to the

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disclosure of portfolio securities is available in the Fund’s SAI which can be found on the Fund’s website.

Buying Shares

How to Make Payments Unless purchased through a third-party financial institution, all investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). The Fund and AH Lisanti , however, reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks For individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to “Adams Harkness Small Cap Growth Fund” or to one or more owners of the account and endorsed to “Adams Harkness Small Cap Growth Fund.” For all other accounts, the check must be made payable on its face to “Adams Harkness Small Cap Growth Fund.” A $20 charge may be imposed on any returned checks.

ACH Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

Minimum Investments The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,000	$250
Traditional and Roth IRA Accounts	$2,000	$250
The Fund reserves the right to waive minimum investment amounts.

Account Application and Customer Identity Verification To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, tax identification number, physical street address, date of birth, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

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When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any redemption fees assessed.

The Fund may reject your application under its Anti-Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Policy on Prohibition of Foreign Shareholders   The Fund requires that all shareholders must be U.S. persons with a valid US t axpayer identification number to open an account with the Fund.

Limitations on Frequent Purchases The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund’s policy to discourage short-term trading. Frequent trading in Fund shares, such as trades seeking short-term profits from market momentum and other timing strategies, may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action will be taken. Among other things, the Fund reserves the right to cancel (within one business day of detection ), restrict or, reject, without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemption. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale of Fund shares may be subject to a redemption fee of 1.00% of the current NAV of shares redeemed within 30 days of purchase. See “Selling Shares—Redemption Fee” for additional information.

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The investment in securities of small- and medium-sized companies may make the Fund shares more susceptible to market timing as shareholders may try to capitalize on the market volatility of such securities and the effect of the volatility on the value of Fund shares.

The Fund reserves the right to refuse any purchase  request, particularly requests that could adversely affect the Fund or its operations.

Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants)
•Instructions must be signed by all persons required to sign exactly as their names appear on the account.
•Provide a power of attorney or similar document for each person that is authorized to open or transact business for the account if not a named account owner.

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	•Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. •The custodian must sign instructions in a manner indicating custodial capacity.

Business Entities
•Provide certified articles of incorporation, a government-issued business license or certificate, partnership agreement or similar document evidencing the identity and existence of the business entity.
•Submit a secretary’s (or similar) certificate listing the person(s) authorized to open or transact business for the account.

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Type of Account	Requirement
Trusts (including corporate pension plans)
• The trust must be established before an account can be opened.
• Provide the first and signature pages from the trust document, identifying the trustees.
• Provide a power of attorney or similar document for each person that is authorized to open or transact business in the account if not a trustee of the trust.

 Investment Procedures

How to Open an Account	How to Add to Your Account
Through a Financial Institution Contact your financial institution using the method that is most convenient for you.	Through a Financial Institution Contact your financial institution using the method that is most convenient for you.
By Check
•Call or write us for an account application
•Complete the application (and other required documents, if applicable)
•Mail us your application (and other required documents, if applicable) and a check
By Check •Fill out an investment slip from a confirmation or write us a letter •Write your account number on your check •Mail us the slip (or your letter) and the check
By Wire
•Call or write us for an account application
•Complete the application (and other required documents, if applicable)
•Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number
•Mail us your original application (and other required documents, if applicable)
•Instruct your financial institution to wire your money to us

By Wire
•Call to notify us of your incoming wire
•Instruct your financial institution to wire your money to us
By ACH Payment
• Call to request a purchase by ACH Payment
• We will electronically debit your purchase proceeds from the financial institution account identified on your account

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How to Open an Account	How to Add to Your Account
By ACH Payment
• Call or write us for an account application
• Complete the application (and other required documents, if applicable)
• Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number
• Mail us your original application (and other required documents, if applicable)
• We will electronically debit your purchase proceeds from the financial institution account identified on your account application

By Systematic Investment
• Complete the systematic investment section of the application
• Attach a voided check to your application
• Mail us the completed application and voided check
• We will electronically debit your purchase proceeds from the financial institution account identified on your account application

By Internet www.ahlisanti.com
•Log on to our Web site
•Select Open an Account Online
•Complete the application online
•Accept the terms of the online application
•Account opening amount limited to $25,000 if funded by ACH
•Mail us your check, instruct your financial institution to wire your money to us, or we will electronically debit your purchase proceeds from the financial institution account identified on your account application

By Internet www.ahlisanti.com
•Log on to our Web site
•Select Access Your Account
•Provide the following information:
•Your user ID
•Your password
•Select Transaction/Purchase menu option
•Follow the instructions provided
•We will electronically debit your purchase proceeds from the financial institution account identified on your account application

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Systematic Investments You may establish a systematic investment plan to automatically invest  a specified amount of money into your account on a specified day and frequency not to exceed two investments per month.  Payments for systematic investments are automatically debited from your designated savings or checking account via ACH.  Systematic investments must be for at least $100 per occurrence .

Canceled or Failed Payments The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses or expenses incurred by the Fund or the Transfer Agent as a result of the cancellation , and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Internet Transactions You may open an account as well as purchase, sell, or exchange Fund shares online. Establishing an account online is permitted only for individual, IRA, joint and UGMA/UTMA accounts. If you conduct transactions or open an account online, you are consenting to sending and receiving personal financial information over the Internet.

Selling Shares

The Fund processes redemption orders received in good order promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Institution Contact your financial institution by the method that is most convenient for you

By Mail
• Prepare a written request including:
• Your name(s) and signature(s)
• Your account number
• The Fund name
• The dollar amount or number of shares you want to sell
• How and where to send the redemption proceeds
• Obtain a Medallion signature guarantee (if required) (See “Signature Guarantee Requirements” on page below)
• Obtain other documentation (if required) (See “Wire Redemption Privileges” on page below)
• Mail us your request and documentation

By Telephone
• Call us with your request (unless you declined telephone redemption privileges on your account application)
• Provide the following information:
• Your account number
• Exact name(s) in which the account is registered
• Additional form of identification
• Redemption proceeds will be:
• Mailed to you or
• Electronically credited to your account at the financial institution identified on your account application.

18

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How to Sell Shares from Your Account

By Internet www.ahlisanti.com
• Log on to our Web site (unless you declined Internet trading privileges on your account application)
• Select Access Your Account
• Provide the following information:
• Your user ID
• Your password
• Select the Transaction/Redemption menu option
• Follow the instructions provided
• Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

Systematically
• Complete the systematic withdrawal section of the application
• Attach a voided check to your application
• Mail us your completed application
• Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

Wire Redemption Privileges You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000. You may call us with your request (unless you declined telephone redemption privileges on your account application  - see “By Telephone”).  You may also submit your request by mail (see “By Mail”).  Please note that redemptions for less than $5,000 will be sent via ACH payment.

Telephone or Internet Redemption Privileges You may redeem your shares by telephone or the Internet unless you declined telephone or Internet redemption privileges on your account application. You may be responsible for any unauthorized telephone or Internet order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may overnight your redemption order.  Redemption orders sent via overnight mail will receive the redemption price as of the business day that the order is received if such day is a business day.  Internet transactions require a User ID and password.

Systematic Withdrawals You may establish a systematic withdrawal plan to automatically redeem a specified amount of money from your account on a specified day and frequency not to exceed one withdrawal per month. These payments are sent from your account by check to your address of record, or, if you so designated, to your bank account by ACH payment. Systematic withdrawals must be for at least $250.

Signature Guarantee Requirements To protect you and the Fund against fraud, signatures on certain requests must have a Medallion signature guarantee. A Medallion signature guarantee verifies the authenticity of your signature. You can obtain a Medallion signature guarantee from most banking institutions or securities brokers, but not from a notary public. The Transfer Agent will need written instructions signed by all registered shareholders, with a Medallion signature guarantee for each shareholder, for any of the following (the following situations apply if you are requesting the transaction directly through the Fund):

•	Written requests to redeem $100,000 or more

•	Changes to a shareholder’s record name

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•	Redemptions from an account for which the address or account registration has changed within the last 30 days

•	Sending redemption and distribution proceeds to any person, address or financial institution account, not on record

•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

•	Adding or changing ACH or wire instructions, telephone/Internet redemption options, or any other election in connection with your account

The Transfer Agent reserves the right to require Medallion signature guarantees on all redemptions.

Small Accounts If the value of your account falls below $1,000 ($500 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value.

Redemptions In Kind The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. To the extent a fund shareholder redeems its Fund holdings in this manner , the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from the Fund.

Redemption Fee If you redeem your shares within 30 days of purchase, you will be charged a 1.00% redemption fee. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate the redemption fees (after first redeeming any shares associated with reinvested distributions), the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares in the account. The Fund reserves the right to modify the terms or terminate the fee at any time.

There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:

•	redemptions in a deceased shareholder account if such an account is registered in the deceased’s name;

•	redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);

•	redemption of shares purchased through a dividend reinvestment program;

•	redemption of shares pursuant to a systematic withdrawal plan; and

•
redemptions by omnibus accounts maintained by financial intermediaries which have agreed in writing to assess and collect redemption fees for the Fund with respect to redemptions made in underlying customer accounts.

The Fund reserves the right to waive redemption fees for redemptions in certain qualified retirement and deferred compensation plans. Certain Financial

20

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Institutions that collect a redemption fee on behalf of the Fund may not recognize one or more of the exceptions to the redemption fee listed above or may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial
Institution should contact the Institution or refer to the customer’s account agreement or plan document for information about how the redemption fee for transactions for the Institution’s omnibus account or the customer’s account is treated and about the availability of exceptions to the imposition of the redemption fee.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund’s shares as provided in the Prospectus. The Fund reserves the right to waive redemption fees, withdraw waivers, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.

To be exempted from the redemption fee, you must request it at the time the redemption request is made. The Fund may require documentation of eligibility for the exemption from the redemption fee.

Lost Accounts The transfer agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the T ransfer A gent determines your new address.
When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks   will not be reinvested into accounts with a zero balance, but may be held in an account for a period of time until the Transfer Agent locates you or escheats the funds to the state of your last known address.

Retirement Accounts

You may invest in Fund shares through IRAs sponsored by AH Lisanti, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

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Portfolio Manager
Past Performance

The performance data set forth on the next page relates to the historical performance of other mutual funds managed by the Portfolio Manager when employed at other investment advisers pursuant to the small-cap growth strategy, the style used to manage the Fund.

Prior to joining AH Lisanti , Ms. Lisanti, the Portfolio Manager, served as Senior Portfolio Manager of the ING Small Cap Opportunities Fund (the “ING Fund”) from July 1998 to March 2003. From 1996 to 1998, Ms. Lisanti was Portfolio Manager at Strong Capital Management and managed the Strong Small Cap Fund (the “Strong Fund”). From 1993 to 1996, Ms. Lisanti was a managing Director and Head of Small- and Mid-Capitalization Equity Securities at Bankers Trust Corporation. While at Bankers Trust, Ms. Lisanti served as portfolio manager of the BT Investment Small Cap Portfolio, the mutual fund in which the BT Investment Small Cap Fund (the "BT Fund") invested substantially all of its assets. The BT Fund did not employ an investment adviser since the Fund invested substantially all of its assets in the BT Investment Small Cap Portfolio. As portfolio manager of these funds, Ms. Lisanti was primarily responsible for the day-to-day management of each fund and no other person played a significant part in that management. During the time that Ms. Lisanti managed each of these funds, it had an investment objective, policies, and strategies that were substantially similar to the Fund.

While AH Lisanti is primarily responsible for the Fund’s performance, the information presented does not represent the past performance of the Fund. You should not consider these performance data as an indication of future performance of the Fund.

The charts on the next page show the average annual total return of the ING Fund for the period from July 1, 1998 to March 31, 2003, the Strong Fund for the period from August 31, 1996 to May 31, 1998, and the BT Fund from October 21, 1993 to July 31, 1996, as compared to certain market indices. As described above, the return figures reflect performance based on net operating expenses (i.e., returns are reduced by all fees and transaction costs incurred). Data are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.

22

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ING Fund Average Annual Total Return for the Period from July 1, 1998 to March 31, 2003
Period	ING Small Cap Opportunities Fund	Russell 2000® Index(1)	Russell 2000 Growth Index(2)
July 1, 1998 to March 31, 2003	-2.69%	-1.66%	-7.15%

Strong Fund Average Annual Total Return for the Period from August 31, 1996 to May 31, 1998
Period	Strong Small Cap Fund	Russell 2000 Index(1)	Russell 2000 Growth Index(2)
August 31, 1996 to May 31, 1998	1.31%	21.25%	13.25%

BT Fund Average Annual Total Return for the Period from October 21, 1993 to July 31, 1996
Period	BT Investment Small Cap Fund	Russell 2000 Index(1)	Russell 2000 Growth Index(2)
October 21, 1993 to July 31, 1996	28.39%	9.64%	9.11%

(1)
The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(2)	The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

23

Other Information

Distributions

The Fund declares distributions from net investment income and pays those distributions quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional Fund shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash. The Fund’s distributions of net investment income (including net short-term capital gain) are taxable to you as ordinary income. The Fund’s distributions of net long-term capital gain (if any) are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.
A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to non-corporate U.S. shareholders at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholder.

All Distributions reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of any net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds  (regardless of the

24

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extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder)  if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backupwithholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax advisor.

Organization

The Trust is a Delaware statutory trust comprised of several series, including the Fund. The Trust and Fund do not expect to hold shareholders’ meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholder meetings, unless a matter relates only to a specific Fund. From time to time, large shareholders may control the Fund or the Trust.

25

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Financial Highlights

The financial highlight table is intended to help you understand the financial performance of the Fund for the period of the Fund’s operations. Certain information reflects financial results for a single Fund Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 200 8 has been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

	Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005		February 27, 2004(a) through December 31, 2004
Net Asset Value, Beginning of Period	$14.38		$12.36		$12.03		$10.65		$10.00
Operations
Net investment income (loss)	(0.19	) (b)	(0.23	)(b)	(0.18	)(b)	(0.16	)(b)	(0.07)
Net realized and unrealized gain/(loss) on investments	(6.23)		2.77		0.51	(c)	1.67		0.72

Total from Investment Operations	(6.42)		2.54		0.33		1.51		0.65

Redemption Fees(b)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Distributions to Shareholders from
Net realized gain on investments	(0.27)		(0.52)		—		(0.13)		—

Net Asset Value, End of Period	$7.69		$14.38		$12.36		$12.03		$10.65

Total Return(e)	(44.63	) %	20.54%		2.74%		14.18%		6.50%
Ratio/Supplementary Data:
Net Assets at End of Period (000’s omitted)	$13,978		$28,505		$27,212		$9,381		$3,668
Ratios to Average Net Assets(f):
Net expenses	1.90%		1.82%		1.65%		1.65%		1.63%
Gross expenses(g)	2.78%		2.36%		2.65%		5.17%		13.58%
Net investment income (loss)	(1.68)%		(1.70)%		(1.41)%		(1.44)%		(1.51)%
Portfolio Turnover Rate	521%		380%		497%		307%		500	%(e)

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)
Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.

(d)	Less than $0.01 per share.

(e)	Not annualized for periods less than one year.

(f)	Annualized for periods less than one year.

(g)	Reflects the expense ratio excluding any waivers.

26

ADAMS HARKNESS
SMALL CAP GROWTH FUND

For More Information

The following documents are available free upon request:

Annual/Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)
The SAI provides more detailed information about the Fund and is incorporated by reference, and is legally a part of, this Prospectus.

Contacting the Fund
You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Adams Harkness Small Cap Growth Fund
P.O. Box 588
Portland, Maine 04112
(800) 441-7031
http://www.ahsmallcap.com/

Securities and Exchange Commission Information
You can also review the Fund’s annual/semi-annual reports, SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”). Scheduled hours of operation for the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102
E-mail address: publicinfo@sec.gov

Fund information, including copies of the
annual/semi-annual reports and the SAI are available
from the SEC’s Web site at http://www.sec.gov/

DISTRIBUTOR
Foreside Fund Services, LLC
http://www.foreside.com/

Investment Company Act File No. 811-3023
228-PRU-0509

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                                PROSPECTUS
                          May 1, 200 9

The Fund seeks capital appreciation by investing primarily in common stock of companies worldwide

The Fund does not pay Rule 12b-1 (distribution) fees.

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is truthful or complete.   Any representation to the contrary is a criminal offense.

[Missing Graphic Reference]
Polaris
Capital Management, LLC
www.polarisfunds.com
(888) 263-5594

[Missing Graphic Reference]

Risk/Return Summary	2
Investment Objective	2
Principal Investment Strategies	2
Principal Investment Risks	3
Who May Want to Invest in the Fund	4

Performance Information	5

Fee Tables	6

Additional Performance Information	7

Management	8
The Adviser	8
Portfolio Managers	8
Other Services Providers	8
Fund Expenses	8

Your Account	9
How to Contact the Fund	9
General Information	9
Buying Shares	11
Selling Shares	15

Retirement Accounts	18

Other Information	19
Distributions	19
Taxes	19
Organization	19

Financial Highlights	20

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Risk/Return Summary

Investment Objective

Polaris Global Value Fund (the “Fund”) seeks capital appreciation.

Principal Investment Strategies

Using a value-oriented approach, the Fund invests primarily in the common stock (including ADRs) of companies of any size located worldwide, including emerging market countries. The Fund selects investments based on the fundamental research of a company’s financial condition.

The Adviser’s Process  Polaris Capital Management, LLC (the “Adviser”), the Fund’s adviser, uses a three-step process to identify potential investments for the Fund. First, the Adviser uses a global valuation model to identify the most undervalued countries and industries based on corporate earnings, yield, inflation, interest rates, and other variables. Second, the Adviser uses traditional valuation measures, including price/book ratios and price/sustainable free cash flow ratios to analyze its database of more than 2 9 ,000 global companies. The Adviser uses these measures to identify approximately 500 companies with the greatest potential for undervalued streams of sustainable free cash flow. Finally, the Adviser uses fundamental research to select 50 to 100 companies in which the Fund invests.

The Fund will generally hold investments for three to five years. The Adviser monitors the companies in the Fund’s portfolio as well as other companies on a “watch list.” The “watch list” is comprised of approximately 250 companies in which the Fund may potentially invest in the future. If a company held by the Fund no longer meets the Adviser’s valuation and fundamental criteria or it becomes less attractively valued than a company on the “watch list,” it may be sold in favor of a company on the “watch list.”

Concepts to Understand

Cash Flow  means a company’s cash revenue minus its cash expenses.
Price/Book Ratio  means the price of a stock divided by company’s book value per share.
Price/Sustainable Free Cash Flow Ratio  means the price of a stock divided by the company’s sustainable free cash flow per share.

Principal Investment Policies  Under normal conditions, the Fund invests primarily in common stock (including ADRs) of companies worldwide. Although there is no limit on the amount of Fund assets that may be invested in companies located in any one country, the Fund typically invests in approximately 15 industries and seeks to achieve broad geographic diversification.

The Fund may invest in companies located in emerging or developing markets. Emerging or developing markets are generally markets that are not included in the Morgan Stanley Capital International World Index (“MSCI World Index”). As of March 200 9 , the markets included in that index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

The Adviser attempts to provide the Fund with sound diversification and above average return. In an attempt to improve the risk/return profile of the Fund’s returns, the Adviser may write covered call options that are designed both to provide income to the Fund while holding securities that are appreciating and to sell such securities when they reach the Adviser’s target sell price. In order to hedge against downside risks, the Adviser may also purchase put options for securities in the Fund’s portfolio, which permit the Fund to sell securities at a predetermined price, even when the securities are depreciating. Where put options are not available on particular securities in the Fund’s portfolio, the Adviser may effectuate a desired hedge by purchasing options on relevant stock index(es) or related exchange traded funds (“ETFs”) instead.

Concepts to Understand

Common Stock  means an equity or ownership interest in a company.
Value Investing  means to invest in stock of a company whose valuation measures are low relative to that of comparable companies.
American Depositary Receipt  (“ADR”) means a receipt for the shares of a foreign-based company traded on a U.S. stock exchange.
Fundamental Research  means the analysis of a company’s financial condition to forecast the probable future value of its stock price. This analysis includes review of a company’s financial statements, asset history, earnings history, product or service development, and management productivity.

2

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Temporary Defensive Measures  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest , without limit ation, in cash and prime quality cash equivalents such as commercial paper and other money market instruments. As a result of assuming a temporary defensive position, the Fund may be unable to achieve its investment objective. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.

Principal Investment Risks

It is important that investors closely review and understand the risks of investing in the Fund. Unprecedented recent turbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.

General Market Risks   An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of a security’s value. There is no assurance that the Fund will achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Other general market risks include:

•	The market may not recognize what the Adviser believes to be the true value or growth potential of the stocks held by the Fund
•	The earnings of the companies in which the Fund invests may not continue to grow at expected rates, thus causing the price of the underlying stocks to decline
•
To the extent that the Fund invests in small- and mid-sized companies, the smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume and less liquidity in the market for the stock and less publicly available information about the company

•	A decline in investor demand for the stocks held by the Fund also may adversely affect the value of the securities
•	To the extent that the Fund invests in value stocks, value stocks can react differently to market, political and economic developments than other types of stocks and the market as a whole

Risks of Options   Because the Fund invests in options, an investment in the Fund may have the following additional risks:

•
The success of the Fund’s investments in options depends upon many factors, such as the price of the options which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors. These factors may change rapidly over time.

•
The principal risk associated with purchasing put options on individual securities, stock indexes and ETFs is that price valuations or market movements may not justify purchasing put options, or if purchased, the options may expire unexercised, causing the Fund to lose the premium paid for the options (i.e., incur the cost of the options but not the attendant benefits).

•
The principal risk associated with selling covered call options is that the Fund will be required to sell the underlying security (i.e., have the security “called”) and therefore not participate in gains if the stock price exceeds the exercise price generally at the expiration date of the option.

•
The Fund’s investment in options may also result in reduced flexibility in purchases and sales of portfolio securities. Because the Fund will generally hold the securities underlying the options held or sold by the Fund, the Fund may be less likely to sell such securities in its portfolio to take advantage of new investment opportunities.

Risks of Foreign Securities Because the Fund invests in foreign securities, an investment in the Fund may have the following additional risks:
•	Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets
•
Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities

•
Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund’s investments in foreign securities, which may be determined or quoted in currencies other than the U.S. dollar

•
Foreign securities and their issuers are not subject to the same degree of regulation regarding information disclosure, insider trading and market manipulation, and they may not be subject to uniform accounting, auditing, and financial standards

•	There may be less publicly available information on foreign companies
•	Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems
•	Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.
•
Dividends receivable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund’s shareholders

•
The Fund is subject to the risk of market timing activities because of price differentials that may be reflected in the NAV of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing

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Risks of Investment in Emerging Markets  Because investing in emerging markets can have more risk than investing in developed foreign markets, an investment in the Fund may have the following additional risks:

•	Information about the companies in these countries is not always readily available
•	Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets
•	Greater political and economic uncertainties exist in emerging markets than in developed foreign markets
•
The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries

•	Very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets
•	Emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund
•	Certain emerging markets impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar
•
Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund’s investments

•	Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment
•	Are pursuing a long-term goal , and
•	Are willing to accept higher short-term risk

The Fund may not be appropriate for you if you:

•	Cannot tolerate the risks of global investments
•	Want an investment that pursues market trends or focuses only on particular sectors or industries
•	Need regular income or stability of principal , or
•	Are pursuing a short-term goal or investing emergency reserves

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Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns as of December 31, 200 8 . The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s 1-, 5-, 10-year and since inception average annualized returns compare to a broad measure of market performance.

On June 1, 1998, a limited partnership managed by the Adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund’s performance for periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership, which were approximately 23% lower than the Fund’s current net expenses. If the limited partnership’s performance had been readjusted to reflect the first year expenses of the Fund, the limited partnership’s performance for all periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, would have adversely affected its performance.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

[Missing Graphic Reference] Years Ended December 31

During the periods shown in the chart, the highest quarterly return was 24.42% (for the quarter ended June 30, 2003) and the lowest quarterly return was – 24.37% (for the quarter ended December 31 , 2008 ).

The following table compares the Fund’s average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sales of Fund shares, as of December 31, 200 8 to the MSCI World Index.

Polaris Global Value Fund	1 Year	5 Years	10 Years	Since Inception
Return Before Taxes	(46.19)%	(2.53)%	4.18%	7.56%
Return After Taxes on Distributions	(46.54)%	(2.94)%	3.50%	7.17%
Return After Taxes on Distributions and Sale of Fund Shares	(28.95)%	(1.72)%	3.61%	6.85%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	(40.71)%	(0.51)%	(0.64)%	4.39%

MSCI World Index is a market index of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. MSCI World Index is unmanaged and reflects the reinvestment of dividends net of withholding taxes. Unlike the past performance figures of the Fund, MSCI World Index’s performance does not reflect the effect of Fund expenses.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

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Fee Table

The following tables describe the various fees and expenses that you will pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include advisory fees, are paid out of the Fund’s assets and are factored into the share price of the Fund rather than charged directly to shareholder accounts.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sales price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of the offering price)	None
Redemption Fee(1) (as a percentage of amount redeemed)	1.00%

Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0. 43%
Total Annual Fund Operating Expenses(2)	1. 43%

(1)	If you redeem your shares within 180 days of purchase, you will be charged a 1.00% redemption fee. See “Selling Shares—Redemption Fee”.

(2)
Certain service providers voluntarily reduced a portion of their fees and reimbursed certain Fund expenses for the Fund’s fiscal year ended December 31, 200 8 . Fee reductions and reimbursements may be reduced or eliminated at any time. The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example

The following is a hypothetical example  intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return , and t   the Fund’s Total Annual Operating Expenses remain the same as stated in the previous table and distributions are reinvested . Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$146	$453	$782	$1,714

Your cost would be the same if you did not redeem your shares during the time periods indicated above.

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Additional Performance Information

The following chart illustrates the variability of the Fund’s annual calendar returns from 1990 through 200 8 . The chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

On June 1, 1998, a limited partnership managed by the Adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund’s performance for periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership, which were approximately 23% lower than the Fund’s current net expenses. If the limited partnership’s performance had been readjusted to reflect the first year expenses of the Fund, the limited partnership’s performance for all periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, would have adversely affected its performance.

Performance information below represents only past performance, before taxes, and does not necessarily indicate future results.

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Management

The Fund is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The Trust and the Fund are overseen by the Board of Trustees (the “Board”). The Board meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Statement of Additional Information (“SAI”).

The Adviser

The Fund’s Adviser is Polaris Capital Management, LLC, 125 Summer Street, Boston, Massachusetts 02110. The Adviser is a privately owned company controlled by Bernard R. Horn, Jr. The Adviser has provided investment management services to clients since 1995. As of March 31, 2009, the Adviser had approximately $1.8 billion in assets under management.

Subject to the general supervision of the Board, the Adviser makes investment decisions for the Fund. The Adviser received an advisory fee at an annual rate of 1.00% of the average daily net assets of the Fund during the most recent fiscal year.

A discussion summarizing the basis on which the Board most recently approved the Investment Advisory Agreement between the Trust and the Adviser is included in the Fund’s semi-annual report for the six months ended June 30, 2008.

Portfolio Manager

Bernard R. Horn, Jr.  has been President and Chief Portfolio Manager of the Adviser since 1995. Mr. Horn has been responsible for the day-to-day management of the Fund since its inception in 1998 and of the predecessor limited partnership. Mr. Horn has over 25 years of experience in the investment industry and, prior to his establishment of the Adviser, Mr. Horn was a portfolio manager and investment officer at MDT Advisers, Inc. Prior to that, Mr. Horn was vice president and a portfolio manager at Freedom Capital Management Corp.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities of the Fund.
Other Service Providers

Atlantic Fund Administration, LLC (“Atlantic”) provides certain administration, portfolio accounting and transfer agency services to the Fund and the Trust, and supplies certain officers to the Trust .

Atlantic provides the Fund with a Principal Executive Officer (“PEO”), Principal Financial Officer (”PFO”), Chief Compliance Officer (“CCO”), and Anti-Money Laundering Officer (“AMLCO”) as well as certain additional compliance support functions to the Fund.

Foreside Fund Services, LLC, the Trust’s principal underwriter (the “Distributor”), acts as the Trust’s Distributor in connection with the offering of the Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses

The Fund pays for its expenses out of its own assets. The Fund’s expenses consist of its own expenses as well as Trust expenses that are allocated among the Fund and all other funds of the Trust. The Adviser or other service providers may reduce all or any portion of their fees and reimburse certain expenses of the Fund. Any agreement to reduce fee s or reimburse expense s   increases the investment performance of the Fund for the period during which the reduction or reimbursement is in effect and may not be recouped at a later date.

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Your Account

How to Contact the Fund

Write to us at:
Polaris Global Value Fund
Attn: Transfer Agent
P.O. Box 588
Portland, ME 04112

Overnight address:
Polaris Global Value Fund
Attn: Transfer Agent
Three Canal Plaza,
Ground Floor
Portland, ME 04101

Telephone us at:
(888) 263-5594 (toll free)

E-mail us at:

polarisglobalvalue.ta@atlanticfundadmin.com

Wire investments or ACH payments:
Please contact the Transfer Agent at (8 88 )
263 - 5594 (toll free) to obtain the ABA routing number and the account number for the Fund.
General Information

You may purchase or sell (redeem) Fund shares at the NAV per share , minus any applicable redemption fee, next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 14 through 19. For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m. Eastern Time, your transaction will be based on the next business day’s NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation and quarterly statements.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone redemption privileges.

The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations.

When and How NAV is Determined  The Fund calculates its NAV as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each weekday when the NYSE is open . Under unusual circumstances, the Fund may accept orders when the NYSE is closed. The time at which the NAV is calculated may change in case of an emergency.

The Fund’s NAV is determined by taking the market value of the Fund’s total assets, subtracting the Fund’s liabilities and then dividing the result (net assets) by the number of the Fund’s shares outstanding. Since the Fund invests in securities that may trade on foreign securities markets on days other than a Fund business day, the value of the Fund’s portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by a Fund’s pricing agent based on the broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

The Fund values securities at fair value pursuant to procedures (“Procedures”) adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values are unreliable. The Board has delegated Fair Value Committee composed of members of the Board, the Trust’s Principal Financial Officer, a representative of the Administrator and, if needed, a portfolio manager or a senior representative  of the fair valuation. Market quotations may not be readily available or may be unreliable . if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early, (ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (iii) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

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Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event—thus alleviating arbitraging opportunities. Fund investments in foreign securities are more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim. Fair valuation is based on subjective factors and as a result the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Board has delegated fair value determinations to a Valuation Committee, subject to supervision of the Board, comprised of members of the Board, officers of the Trust and representatives of the Adviser to the Fund, when the Fund’s securities require fair valuation.

NYSE Holiday Schedule    The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent a Fund’s portfolio investments trade in markets on days when that Fund is not open for business, that the value of the Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed.

Transactions through Third Parties  If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different from those of the Fund. F inancial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Fund, or any of its agents, may enter into arrangements with financial institutions under which such entity, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative servicing functions (such as sub-transfer agency, recordkeeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such entity will create an incentive for such financial institutions to recommend that you purchase Fund shares.

Anti-Money Laundering Program  Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase order or (ii) freeze any account and/or suspend account services .   These actions will be taken when, in the sole discretion of Trust management, when they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI , which is available on the Fund’s website at http://www.polarisfunds.com .

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Buying Shares

How to Make Payments  Unless purchased through a third-party financial institution, all investments must be made by check, ACH, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier’s check, or traveler’s check).

Checks  For individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to “Polaris Global Value Fund” or to one or more owners of the account and endorsed to “Polaris Global Value Fund.” For all other accounts, the check must be made payable on its face to “Polaris Global Value Fund.” A $20 charge may be imposed on any returned checks.

ACH  Refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires  Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

Minimum Investments  The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,500	$250
Traditional and Roth IRA Accounts	$2,500	$250
The Fund reserves the right to waive minimum amounts, if deemed appropriate by Fund officers.

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Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants)	•Instructions must be signed by all persons required to sign exactly as their names appear on the account

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits	•Depending on state laws, you can set up a custodial account under the UGMA or the UTMA •The custodian must sign instructions in a manner indicating custodial capacity

Corporations/Other
•Submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and corporate resolution or secretary’s certificate

Trusts	•The trust must be established before an account can be opened •Provide the first and signature pages from the trust document identifying the trustees

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Investment Procedures

How to Open an Account	How to Add to Your Account
Through a Financial Institution • Contact your financial institution using the method that is most convenient for you	Through a Financial Institution •Contact your financial institution using the method that is most convenient for you
By Check •Call or write us for an account application •Complete the application (and other required documents) •Mail us your application (and other required documents) and a check	By Check •Fill out an investment slip from a confirmation or write us a letter •Write your account number on your check •Mail us the slip (or your letter) and the check

By Wire
•Call or write us for an account application
•Complete the application (and other required documents)
•Call us to fax the completed application (and other required documents) and we will assign you an account number
•Mail us your original application (and other required documents)
•Instruct your financial institution to wire your money to us
By Wire •Call to notify us of your incoming wire •Instruct your financial institution to wire your money to us
By ACH Payment
•Call or write us for an account application
•Complete the application (and other required documents)
•Call us to fax the completed application (and other required documents) and we will assign you an account number
•Mail us your original application (and other required documents)
•We will electronically debit your purchase proceeds from the financial institution account identified in your account application
By ACH Payment • Call to request a purchase by ACH payment •We will electronically debit your purchase proceeds from the financial institution account identified in your account application

By Systematic Investment
• Complete the systematic investment section of the application
• Attach a voided check to your application
• Mail us the completed application and voided check
•   We will electronically debit your purchase  proceeds from the financial institution account identified in your account application

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Systematic Investments   You may establish a systematic investment plan to automatically invest  a specified amount of money into your account on a specified day and frequency not to exceed two investments per month.  Payments for systematic investments are automatically debited from your designated savings or checking account via ACH.  Systematic investments must be for at least $100 per occurrence.

Account Application and Customer Identity and Verification  To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, physical address, date of birth, tax identification number, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established according to our sole discretion, your application will be rejected.

Y our application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any redemption fees assessed.

The Fund may reject your application under the Trust’s Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Policy on Prohibition of Foreign Shareholders   The Fund requires that all shareholders must be U.S. persons with a valid U.S. Taxpayer Identification Number to open an account with the Fund.

Limitations on Frequent Purchases  The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund does not knowingly accommodate trading in Fund shares in violation of these policies. It is the Fund’s policy to discourage short-term trading. Frequent trading in the Fund, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, may interfere with the management of the Fund’s portfolio and may result in increased administrative and brokerage costs and potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel, restrict , or reject, without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemption. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale of Fund shares may be subject to a redemption fee of 1.00% of the current NAV of shares redeemed within 180 days from the date of purchase. See “Selling Shares—Redemption Fee” and “Exchange Privileges” for additional information.

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The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations.

The Fund is subject to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund’s shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

Canceled or Failed Payments  The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares, or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within 2 business days of notification from your bank that your funds did not clear . You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Selling Shares

The Fund processes redemption orders received in good order promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Institution •Contact your advis o r using the method that is most convenient for you
By Mail
•Prepare a written request including:
•Your name(s) and signature(s)
•Your account number
•The Fund name
•The dollar amount or number of shares you want to sell
•How and where to send the redemption proceeds
•Obtain a signature guarantee (if required)
•Obtain other documentation (if required)
•Mail us your request and documentation

By Telephone
•Call us with your request (unless you declined telephone redemption privileges on your account application)
•Provide the following information:
•Your account number
•Exact name(s) in which the account is registered
•Additional form of identification
•Redemption proceeds will be:
•Mailed to you or
•Electronically credited to your account at the financial institution identified on your account application

Systematically
•Complete the systematic withdrawal section of the application
•Attach a voided check to your application
•Mail us your completed application
•Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

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Wire or ACH Redemption Privileges  You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. .

Telephone Redemption Privileges  You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may express mail your redemption order. Express mail redemption orders will receive the redemption price as of the business day following the day the order is received.

Systematic Withdrawals  You may establish a systematic withdrawal plan to automatically redeem a specified amount of money or shares from your account on a specified da y and frequency not to exceed one withdrawal per month . These payments are sent from your account  by check to your address of record, or, if you so designate, to your bank account by ACH payment . Systematic withdrawals must be for at least $ 1,000 .

Signature Guarantee Requirements  To protect you and the Fund against fraud, signatures on certain requests must have a Medallion signature guarantee. A Medallion signature guarantee verifies the authenticity of your signature. You can obtain a Medallion signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a Medallion signature guarantee for each shareholder, for the following:

•	Written requests to redeem $100,000 or more
•	Changes to a shareholder’s record name
•	Redemptions from an account for which the address or account registration has changed within the last 30 days
•	Sending redemption and distribution proceeds to any person, address, or financial institution account not on record
•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
•	Adding or changing ACH or wire instructions, telephone redemption options, or any other election in connection with your account

The transfer agent reserves the right to require Medallion signature guarantees on all redemptions.

Redemption Fee  If you redeem your shares within 180 days of purchase, you will be charged a redemption fee of 1.00% of the NAV of shares redeemed. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in, first-out (“FIFO”) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account.

There are limited exceptions to the imposition of a redemption fee. The following redemptions are exempt from application of the redemption fee:

•	redemptions in a deceased shareholder account if such an account is registered in the deceased’s name
•	redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)
•	redemption of shares purchased through a dividend reinvestment program
•	redemption of shares pursuant to a systematic withdrawal plan

The Fund also reserves the right to waive redemption fees for redemptions in certain qualified retirement and deferred compensation plans.

No redemption fee will be assessed on redemptions of shares by certain omnibus and/or financial intermediary accounts held with the Fund’s transfer agent where the omnibus or intermediary account holder has agreed in writing to assess and collect redemption fees for the Fund with respect to redemptions made in underlying customer accounts. Certain financial intermediaries that collect a redemption fee on behalf of the Fund may not recognize one or more of the exceptions to the redemption fee listed above or may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a financial intermediary should contact the intermediary or refer to the customer’s account agreement or plan document for information about how the redemption fee for transactions for the intermediary’s omnibus account or the customer’s account is treated and about the   availability of exceptions to the imposition of the redemption fee.

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To be entitled to an exception to the imposition of a redemption fee, you must request the exception at the time the redemption request is made. The Fund may require appropriate documentation of a redemption’s eligibility for exemption from application of the redemption fee.

The Fund reserves the right to waive redemption fees, withdraw exceptions, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.

Small Accounts  If the value of your account falls below $1,000 ($500 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value. The Fund will not assess a redemption fee on shares involuntarily redeemed due to low account balances.

Redemptions In Kind  The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. To the extent the Fund redeems its shares in kind, the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing or selling the portfolio securities it receives from the Fund.

Lost Accounts  The transfer agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but may be held in an account for a period of time until the Transfer Agent locates you , escheats the funds to the state of your last known address .

15

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Retirement Accounts

You may invest in Fund shares through IRA accounts sponsored by the Adviser, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

16

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Other Information

Distributions

The Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional Fund shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash. The Fund’s distributions of net investment income (including net short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund’s distributions of long-term capital gain (if any), are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to non-corporate U.S. shareholders at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets through 2010). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met by the Fund and the shareholder.

All distributions reduce the net asset value of the Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of any net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions (if you are an individual or certain other non-corporate shareholder) and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Organization

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholder meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholder meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

17

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming the reinvestment  of all distributions.

The information for the fiscal year ended December 31, 200 8 has been audited by Briggs, Bunting, Dougherty, LLP , an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

	Year Ended December 31, 200 8	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004 (a)
NET ASSET VALUE, Beginning of Period	$17.51	$19.98	$16.20	$14.80	$12.04

Investment Operations
Net investment income (loss)	0.25 (b)	0.20 (b)	0.17 (b)	0.19 (b)	0.05
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(8.41)	(0.94)	3.80	1.36	2.78

Total from Investment Operations	(8.16)	(0.74)	3.97	1.55	2.83

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.31)	(0.26)	(0.16)	(0.16)	(0.08)
Net realized gain on investments, options and foreign currency transactions	(0.38)	(1.49)	(0.04)	—	— (c)

Total Distributions to Shareholders	(0.69)	(1.75)	(0.20)	(0.16)	(0.08)

Redemption fees(b)	- (b)	0.02	0.01	0.01	0.01

NET ASSET VALUE, End of Period	8.66	$17.51	$19.98	$16.20	$14.80

TOTAL RETURN	(46.19)%	(3.97)%	24.57%	10.52%	23.63%
Ratio/Supplementary Data
Net Assets at End of Period (000’s omitted)	$176.263	$602,703	$608,053	$280,580	$143,010
Ratios to Average Net Assets:
Net investment income (loss)	1.74%	0.99%	0.93%	1.23%	0.73%
Net expenses	1.43%	1.19%	1.23%	1.29%	1.48%
Gross expenses(d)	1.43%	1.19%	1.23%	1.30%	1.48%
PORTFOLIO TURNOVER RATE	16%	46%	5%	10%	15%

(a)	Audited by another Independent Registered Public Accounting Firm.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

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For More Information

ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund’s investments is available in the Fund’s annual/semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the
Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally a part of, this Prospectus.

CONTACTING THE FUND
You can get a free copy of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Attn: Transfer Agent
Atlantic Fund Administration
POLARIS GLOBAL VALUE FUND
P.O. Box 588
Portland, Maine 04112
(888) 263-5594 (toll free)
E-mail address: polaris.ta@atlanticfundadmin.com
Website: http://www.polarisfunds.com/

SECURITIES AND EXCHANGE COMMISSION INFORMATION
You can also review the Fund’s annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”).
The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.
You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102
E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available from the SEC’s
website at www.sec.gov.

DISTRIBUTOR
Foreside Fund Services, LLC
http://www.foreside.com/

Investment Company Act File No. 811-3023
125-PU-0509

20

Prospectus May 1, 200 9	THE [LOGO] BEEHIVE FUND

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Risk/Return Summary	1
Investment Objective	1
Principal Investment Strategies	1
The Advisor's Process	1
Principal Investment Risks	2
Who May Want to Invest in the Fund	3
Performance Information	4
Fee Table	5
Management	6
The Fund	6
The Advisor	6
Portfolio Managers	6
Other Service Providers	6
Fund Expenses	7
Your Account	8
How to Contact the Fund	8
General Information	8
Buying Shares	10
Selling Shares	14
Retirement Accounts	15
Other Information	16
Distributions	16
Taxes	16
Organization	16
Financial Highlights	17

Risk/Return Summary

Concepts to Understand

Common Stock means an ownership interest in a company and usually possesses voting rights and earns dividends.
Market Capitalization means the total value of all of a company’s common stock in the stock market based on the stock’s market price.
Equity Securities include common stock, preferred stock, convertible securities, warrants and American Depository Receipts.

American Depositary Receipts (“ADRs”) are receipts for the shares of a foreign-based company traded on a U.S. stock exchange.

Investment Objective

The primary objective of The BeeHive Fund (the “Fund”) is to seek capital appreciation. The investment objective of the Fund is non-fundamental and may be changed by Board of Trustees (the “Board”) without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund primarily invests in equity securities of domestic companies with large market capitalizations .   Spears Abacus Advisors LLC (“ the Advisor ”) defines such companies as those companies with market capitalizations of $5 billion and over.  Equity securities include common stock, convertible preferred stock, preferred stock and sponsored and unsponsored American Depositary Receipts (“ADRs”).   The Fund may also invest, to a lesser extent, in foreign securities and equity securities of domestic companies with mid-sized  and small market capitalizations  (defined by the Advisor as those companies with market capitalizations of $1 - $5 billion and less than $1 billion, respectively).   In addition, the Fund’s investments may be focused in one or more industries or sectors.

T he Fund may invest a portion of its assets in domestic fixed - income securities including corporate debt securities, variable rate instruments, municipal bond securities, commercial paper and U.S. government securities.  The Fund will primarily invest in fixed - income securities that are deemed investment grade at the time of purchase, meaning that they are either rated by a nationally recognized statistical rating organization (for example, Moody’s, Standard & Poor’s, or Fitch) as Baa3 or BBB (or the equivalent) or better, or the Advisor has determined the securities to be of comparable quality.

The Advisor’s Process

A central premise of the Fund is to construct an actively managed, value-based portfolio of companies with the goal of achieving favorable absolute returns by investing in securities that appreciate over a long-term period.  The management philosophy of the Advisor emphasizes specific security selection rather than asset allocation. As a result, the Fund’s investments may be focused in one or more industries.

It is the Advisor’s belief that over the long-term markets are efficient, but periodically dislocations occur, presenting investment opportunities. The Advisor seeks to purchase securities at a discount to their intrinsic value.  The Advisor assesses the intrinsic value of securities based on the present value of a company’s potential cash flow generation over a multi-year period or the net value of company assets.

The Advisor utilizes a bottom-up approach that relies heavily on fundamental research to identify securities trading at a discount to their intrinsic value.  Quantitative and qualitative factors are used to narrow the universe of potential investments.

The Advisor conducts proprietary fundamental research to develop an expectation of a company’s intrinsic value.  Conversations with company management, competitors, industry consultants and other resources may be used to develop an understanding of the company’s business.  Other factors, including product cycle, industry position, point in the business cycle, and changes in the regulatory environment may also be considered with respect to the business.

Fund holdings are constantly monitored for signs that the initial investment thesis is flawed or changed.  Failure of a portfolio company’s management to execute expected initiatives, changes in industry fundamentals, or a decline in growth potential are all catalysts for investment review.  If it is determined that the original investment thesis is no longer valid, the Advisor may exit the position.

Temporary Defensive Position . In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategy and may invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

3

Principal Investment Risks

It is important that investors closely review and understand the risks of investing in the Fund.  Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed- income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.

General Market Risk.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  In general stock values are affected by activities specific to the company issuing the stock, as well as general market, economic and political conditions.  The Fund’s net asset value (“NAV”), and your investment return, will fluctuate based upon changes in the value of the Fund’s portfolio securities.  The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value.  The Fund is not by itself a complete or balanced investment program, and there is no assurance that the Fund will achieve its investment objective.  You could lose money on your investment in the Fund and the Fund could underperform other investments.  The principal risks of an investment in the Fund include:

•	The market may not recognize what the Advisor believes to be the true value or growth potential of the stocks held by the Fund;
•	Value stocks may fall out of favor with the market, or react differently to market, political and economic developments than other types of stocks and the market as a whole;
•	The market may experience declines in general, or a decline in investor demand for the stocks held by the Fund may adversely affect the value of the securities held;
•	The earnings of the companies in which the Fund invests may not continue to grow at expected rates, thus causing the price of the underlying stocks to decline; and
•	The Advisor’s strategy may fail to produce the intended results.

Equity Risk.  The value of the Fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline.  These fluctuations could be a sustained trend or a drastic movement.  The stock markets generally moves in cycles, with periods of rising prices followed by periods of declining prices.  The value of your investment may reflect these fluctuations.

Foreign Investments Risk.  The Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the Advisor’s judgment, warrant such investment.  Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers.  All foreign investments are subject to risks of:  (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of assets.

Interest Rate Risk.  The Fund may be subject to the risk that the market value of fixed-income securities that it holds will decline due to rising interest rates.  When interest rates rise, the prices of most fixed-income securities go down.  The price of fixed-income securities is also affected by their maturity.   Fixed-income securities with longer maturities generally have greater sensitivity to changes in interest rates.

Credit Risk.  The Fund is subject to the risk that the issuer of a fixed-income security , including a U.S. Government agency security that is not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal.  A decline in an issuer’s credit rating can cause the market price of fixed-income securities to go down.

Company Risk.  The NAV of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio, including, but not limited to, management turnover, change s in business operating model or structural change s to the individual company’s operating environment.  The value of an individual company can be more volatile than the market as a whole.

4

Sector/Industry Risk.  The Advisor intends to weight the Fund’s portfolio investments disproportionately in one or more particular sectors or industries.  As a result, the Fund could experience volatility to greater market risk and potential losses than if assets were more broadly diversified, as any negative development, such as an adverse economic, political or regulatory event in an industry or sector in which Fund assets are overweighted , will have a greater impact on the Fund than on funds whose investments are invested in a broader range of sectors or industries.

Small-Capitalization  and Mid-Capitalization Company Risk.  To the extent that the Fund invests in companies with market capitalizations smaller than large-capitalization companies (e.g. less than $5 billion), an investment in the Fund may be accompanied by the following additional risks:

•	Analysts and other investors typically follow these companies less actively, and, therefore, information about these companies is not always readily available;
•
Securities of these companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of large-capitalization companies;

•	Changes in the value of smaller company stocks may not mirror the fluctuation of the market in general; and
•	More limited product lines, markets and financial resources may make companies with smaller market capitalizations more susceptible to economic or market setbacks.

For these and other reasons, the prices of small- and mid-capitalization companies’ securities can fluctuate more significantly than the securities of larger capitalization companies.  The smaller the company, the greater effect these risks may have on that company’s operations and performance.  As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market, depending on the extent of the Fund’s investments held in the securities of companies having other than large market capitalizations.

Liquidity Risk.   From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices.  As a result, the Fund may experience difficulty in satisfying redemption requests within the time periods stated in the “Selling Shares” section of this Prospectus.

ADR Risk.  ADRs may involve additional risks relating to political, economic or regulatory conditions in foreign countries.  These risks include fluctuations in foreign currencies.  The securities underlying ADRs are typically denominated (or quoted) in a currency other than U.S. dollars.  In addition, the securities underlying ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading.  As a result, the value of ADRs representing those underlying securities may change materially at times when the U.S. markets are not open for trading.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:
        Are willing to tolerate significant changes in the value of your investment
        Are pursuing a longer-term investment goal
        Are willing to accept high short-term risk.

The Fund may not be appropriate for you if you:

  ▪  Want an investment that pursues market trends or focuses only on particular sectors or industries
  ▪  Need regular income or stability of principal
  ▪  Are pursuing a shorter-term goal or investing emergency reserves.

5

Performance Information
Performance information for the Fund is not provided because the Fund ha s not been operational for a full calendar year.

6

Fee Table

The following tables describe the various fees and expenses that you may pay if you invest in the Fund.  Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund.  Operating expenses, which include fees of the Advisor, are paid out of the Fund’s assets and are factored into the Fund’s share price rather than charged directly to shareholder accounts.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Annual Fund Operating Expenses(expenses that are deducted from Fund assets)
Management Fees	0.75%
Distribution (12b-1) and/or Service Fees(1)	0.25%
Other Expenses(2)	2 . 7 6%
Total Annual Fund Operating Expenses	3 . 7 6%
Fee Reduction and Expense Reimbursement(3)(4)	( 2 . 7 6 )%
Net Operating Expenses(2)	1.00%

(1) The Fund has adopted a Rule 12b-1 p lan that allows the Fund to pay an annual fee of up to 0.25% to financial institutions that provide distribution and/or shareholder servicing to shareholders. For the first year of operation, the Fund has waived payments under the Rule 12b-1  p lan. The Fund may remove the waiver and make payments under the Rule 12b-1 p lan at any time, subject to Board approval.

(2)  Based on estimated amounts for the current fiscal year. Other expenses include Acquired Fund Fees and Expenses (“AFFE”) .   AFFE reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest.  AFFE were less than 0.01%.

(3)  Based on a fee reduction or reimbursement agreement through A pril 3 0 , 20 1 0, the Adviser has agreed to reduce Fund expenses so that Total Annual Operating Expenses are no more than 1.00% of the Fund's average daily net assets (excluding taxes, interest, portfolio transaction expenses, AFFE and extraordinary expenses). The fee reduction or reimbursement agreement may be changed at any time with Board consent.  Total Annual Operating Expenses may increase if exclusions from the fee reduction or reimbursement agreement with the Advisory would apply.

(4)  Any fee reduction or reimbursement increases the Fund’s investment performance for the period during which the reduction or reimbursement   is in effect and may be recouped for up to three years.

Example:

The following example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% annual return, the Fund’s Total Annual Operating Expenses remain as stated in the previous table, and distributions are reinvested.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$102	$ 894

7

Management

The Fund

The Fund is a series of Forum Funds (the “Trust”), a registered open-end, management investment company (mutual fund).  The business of the Trust and the Fund is managed under the direction of the Board.  The Board oversees the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund.  Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Fund’s Statement of Additional Information (“SAI”).

The Advisor

The Fund’s i nvestment a dvisor is Spears Abacus Advisors LLC, 147 E. 48th Street, New York, NY 10017.  The Advisor is an independent SEC registered investment advisory firm that currently manages assets for institutions and individuals, including high net worth individuals, and charitable organizations nationwide.  The Advisor has provided investment advisory services to clients since 2007.  The firm formally combines William G. Spears with Abacus & Associates Inc., a sixth generation family office chaired by Frank A. Weil.  As of December 3 1 , 2008, the Advisor had approximately $ 735 million in assets under management.

Subject to the general control of the Board, the Advisor makes investment decisions for the Fund.  The Advisor receives an annual advisory fee from the Fund at an annual rate equal to 0.75% of the Fund’s average daily net assets.

A discussion summarizing the basis of the Board’s approval of the investment advisory agreement between the Fund and the Advisor is included in the Fund’s annual report for the period ended December 31, 2008 .

Portfolio Managers

William G. Spears and Robert M. Raich, each a principal of the Advisor and a member of the investment team, co-manage the Fund’s portfolio.  Messrs. Spears and Raich are jointly responsible for stock selection in the Fund and perform all aspects of the Fund’s management.

William G. Spears, CFA, is a founding member of the Advisor.  Since establishing the Advisor in 2007, Mr. Spears has served as Chief Executive Officer and Chief Investment Officer.  Prior to forming the Advisor, Mr. Spears was a founding member of Spears, Grisanti & Brown, LLC, an advisory firm currently known as Grisanti Brown & Partners LLC , where he served as a portfolio manager for the SteepleView Fund and various client portfolios from 1999 until 2007.

Robert M. Raich, CPA, is a founding member of the Advisor.  Since establishing the Advisor in 2007, Mr. Raich has served as President and Chief Operating Officer. Since 2000, Mr. Raich has served as President of Abacus & Associates Inc.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and their ownership of Fund securities.

Other Service Providers

Atlantic Fund Administration, LLC (“Atlantic”) provides certain administration, portfolio accounting and transfer agency services to the Fund and the Trust and supplies certain officers to the Trust.

Foreside Fund Services, LLC, the Trust’s principal underwriter (the “Distributor”), acts as the Trust’s Distributor in connection with the offering of the Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

The Distributor is not affiliated with the Advisor or Atlantic or their affiliates.

8

Fund Expenses

The Fund pays for its expenses out of its own assets.  The Advisor or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund.

9

Your Account

How to Contact the Fund

Write to us at:
The BeeHive Fund
P.O. Box 588
Portland, Maine 04112
Overnight address:
The BeeHive Fund
Three Canal Plaza, Ground Floor
Portland, Maine 04101
Telephone us at:
(866) 684-4915 (toll free)
Wire investments (or ACH payments) to:
    Please contact the Transfer Agent
    at (866)684-4915 to obtain the ABA
    routing number and the account number for the Fund.

General Information

You may purchase or sell (redeem) the Fund’s shares at the NAV, next calculated after the transfer agent or an authorized agent of the Fund receives your request in proper form (as described in this Prospectus on pages 10   through 14 ).  For instance, if the transfer agent receives your purchase request in proper form after the t ime the Fund’s NAV is calculated on a business day , your transaction will be priced at the next business day’s NAV.  The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.
The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements from the Fund detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction.   Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement.  You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

When and How NAV is Determined .  The Fund calculates its NAV as of the close of trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time on each weekday except days when the NYSE is closed. The schedule of holidays when the NYSE is closed is below. Under unusual circumstances, the Fund may calculate its NAV when the NYSE is closed.  The time at which the NAV is calculated may change in case of an emergency.

The Fund’s NAV is determined by taking the market value of the Fund’s total assets, subtracting liabilities and then dividing the result (net assets) by the number of Fund shares outstanding.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities, which are valued at amortized cost.  Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE.  In the absence of trades, such securities are valued at the mean of the last bid and asked price.  Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the last bid and asked price.  Investments in open-end registered investment companies are valued at their NAV.

The Fund values securities at fair value pursuant to p rocedures (“Procedures”) adopted by the Board if market quotations are not readily available or the Advisor believes that the prices or values available are unreliable.  Market quotations may not be readily available or may be unreliable.   T he Board has delegated fair value determinations to a Valuation Committee composed of members of the Board , the Trust’s Principal Financial Officer, a representative of the Administrator and , if needed, a portfolio manager or a senior representative of the A dvisor, when the Fund’s securities require fair valuation .  Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early; (ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV; or (iii) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.  If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

10

The Fund may invest in the securities of smaller companies and medium sized companies.  The Fund’s investment in securities of smaller companies and medium sized companies could require a fair value determination because they are more thinly traded and less liquid than securities of larger companies.

Fair valuation is based on subjective factors, and as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold.  Fair valuation could result in a different NAV than a NAV determined by using market quotations.

NYSE Holiday Schedule.   The NYSE is open every weekday, Monday through Friday, except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.  Exchange holiday schedules are subject to change without notice.  The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent the Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed.

Transactions through Third Parties .  If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund.  Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares.  These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity.   You should c onsult a representative of your financial institution for more information.

The Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative or transfer agent servicing functions (such as sub-transfer agency, recordkeeping or shareholder communication services) for the benefit of Fund shareholders.  Such payments by such party may create an incentive for these financial institutions to recommend that you purchase Fund shares.

Rule 12b-1 Distribution and/or Service Fees. The Trust has adopted a Rule 12b-1 plan under which the Fund may pay the Distributor a fee of up to 0.25% of its average daily net assets for distribution services and the servicing of shareholder accounts.  To the extent that the Fund pays distribution fees on an ongoing basis, your investment cost over time may be higher than if you were paying other types of sales charges.  The Distributor may pay any fee received under the Rule 12b-1 plan to the Advisor or other financial institutions that provide distribution and shareholder services with respect to Fund shares.  The Fund has temporarily suspended making payments under the Rule 12b-1 plan and has not paid any distribution fees to date.  The Fund may remove the suspension and make payments under the Rule 12b-1 plan at any time, subject to Board approval.

Anti-Money Laundering Program .  Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under Federal law.  The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  In this regard, the Fund reserves the right, to the extent permitted by law,  (i) to refuse, cancel or rescind any purchase order or (ii) to freeze any account and/or suspend account services.  These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.  If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

11

Disclosure of Portfolio Holdings .  A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s Statement of Additional Information ,   which is available on the Fund’s website:  http://www.TheBeeHiveFund.com/.

Buying Shares

How to Make Payments .  Unless purchased through a third party financial institution, all investments must be made by check, ACH or wire.  All checks must be payable in U.S. dollars and drawn on U.S. financial institutions.  In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures adopted on behalf of the Fund, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). The Fund and the Advisor also reserve the right to accept in-kind contributions of securities in exchange for shares of the Fund.

Checks  For individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to “ The BeeHive Fund” or to one or more owners of the account and endorsed to “ The BeeHive Fund.”  For all other accounts, the check must be made payable on its face to “ The BeeHive Fund.”  A $20 charge may be imposed on any returned checks.

ACH  Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.  Your financial institution may charge you a fee for this service.

Wires  Instruct your financial institution with which you have an account to make a Federal Funds wire payment to us.  Your financial institution may charge you a fee for this service.  See “How to Contact the Fund” on page 8.

Minimum Investments . The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$250,000	$10,000
Traditional and Roth IRA Accounts	$250,000	$1,000

If deemed appropriate by the Trust officers, t he Fund may waive investment minimum requirements for certain Fund investors, including the following :

•	A client of a financial institution with which the Distributor has entered into a selected dealer or similar agreement on behalf of the Fund;

•	Trustees and officers of the Trust;

•
Principals, officers and full-time employees of the Advisor, the Distributor or any of their respective affiliates (a person in any of the first three categories is referred to herein as a "Fund Associate");

•	A spouse, parent, child, sibling or other close family member of any of the foregoing persons ;

•	A rollover by an individual retirement account or a self-employed retirement plan;

•	A trust for the benefit of or the estate of a Fund Associate;

•	A client of the Advisor or a person otherwise known to the Advisor through a Fund Associate; and

•	Other investors, as deemed appropriate by the Fund.

12

Account Application and Customer Identity Verification .  To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, tax identification number, physical street address, date of birth, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker.  If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application.   Once your application is accepted, the Fund will attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion.  If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account, but only if your original check clears the bank.  If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any redemption fees assessed.

The Fund may reject your application under the Trust’s Anti-Money Laundering Program.  Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Policy o n Prohibition o f Foreign Shareholders .   The Fund requires that all shareholders be U.S. persons with a valid U.S. t axpayer i dentification n umber to open an account with the Fund.

Limitations on Frequent Purchases and Redemptions .   The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund’s policy to discourage short-term trading.  Frequent trading in the Fund, such as by traders seeking short-term profits from market momentum and other timing strategies, may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares.  As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.  The Fund does not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions that may be harmful to the Fund or its shareholders if they are frequent.  These transactions are analyzed for offsetting purchases within a predetermined period of time.  If frequent trading trends are detected, an appropriate course of action is taken.  The Fund reserves the right to cancel, restrict, or reject without any prior notice any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions.  As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

The Fund’s investment in foreign securities through ADRs may make it more susceptible to the risk of market timing activities because of price differentials between the ADRs and their underlying foreign securities that may be reflected in the NAV of the Fund’s shares. The Fund generally prices its foreign

13

securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The investment in securities of small-capitalization or mid-capitalization companies may make the Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.  The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations.

Account Requirements .

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants).	• Instructions must be signed by all persons required to sign exactly as their names appear on the account .
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	• Depending on state laws, you may set up a custodial account under UGMA or UTMA • The custodian must sign instructions in a manner indicating custodial capacity .
Corporations/Other
•   The entity should s ubmit a certified copy of its articles of incorporation ( or a government-issued business license or other document that reflects the existence of the entity) and corporate resolution or a secretary’s certificate .

Trusts	• The trust must be established before an account may be opened . • The trust should p rovide the first and signature pages from the trust document identifying the trustees .

14

Investment Procedures .

How to Open an Account	How to Add to Your Account
Through a Financial Institution
• Contact your advisor using the method that is most convenient for you.
By Check
• Call or write us for an account application .
• Complete the application (and other required documents) .
• Mail us your original application (and other required documents) and a check .

Through a Financial Institution
• Contact your advisor using the method that is most convenient for you.
By Check
• Fill out an investment slip from a confirmation or write us a letter.
• Write your account number on your check.
• Mail us the slip (or your letter) and the check.

By Wire
• Call or write us for an account application.
• Complete the application (and other required documents).
• Call us to fax the completed application (and other required documents) and we will assign you an account number.
• Mail us your original application (and other required documents).
• We will electronically debit your purchase proceeds from the financial institution account identified on your account application.
By Wire • Call to notify us of your incoming wire. • Instruct your U.S. financial institution to wire your money to us.
By ACH Payment
• Call or write us for an account application .
• Complete the application (and other required documents) .
• Call us to fax the completed application (and other required documents) and we will assign you an account number .
• Mail us your original application (and other required documents) .
• We will electronically debit your purchase proceeds from the financial institution account identified on your account application.

By ACH Payment
•   Call to request a purchase by ACH payment.
•   We will electronically debit your purchase proceeds from the financial institution account identified on your account application.

By Systematic Investment
• Complete the systematic investment section of the application.
• Attach a voided check to your application.
• Mail us the completed original application and voided check.
• We will electronically debit your purchase proceeds from the financial institution account identified on your account application.

Systematic Investments .   You may establish a systematic investment plan to invest a specified amount of money into your account on a specified day and frequency not to exceed two investments per month.  Payments for systematic investments are automatically debited from your designated savings or checking account via ACH.  Systematic investments must be for at least $1,000 per occurrence.

Canceled or Failed Payments .  The Fund accepts checks and ACH transfers at full value subject to collection.  If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear .  You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement.  The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

15

Selling Shares

The Fund processes redemption orders promptly.  Under normal circumstances, the Fund will send redemption proceeds to you within a week.  If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Institution
    • Contact your advisor using the method that is most convenient for you.

By Mail
• Prepare a written request including:
• Your name(s) and signature(s)
• Your account number
• The Fund name
• The dollar amount or number of shares you want to sell
• How and where to send the redemption proceeds
• Obtain a signature guarantee (if required – see below)
• Obtain other documentation (if required – see below)
• Mail us your request and documentation

By Telephone
• Call us with your request (unless you declined telephone redemption privileges on your account application)
• Provide the following information:
• Your account number
• Exact name(s) in which the account is registered
• Additional form of identification
• Redemption proceeds will be:
• Mailed to you or
• Wired to you (unless you declined wire redemption privileges on your account application)

Systematically
• Complete the systematic withdrawal section of the application
• Attach a voided check to your application
• Mail us your completed application
• Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

Wire Redemption Privileges .  You may redeem your shares by wire unless you declined wire redemption privileges on your account application.  The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges .  You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application.  You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.  Telephone redemption order may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the F und by telephone, you may overnight your redemption order.

Systematic Withdrawals .  You may establish a systematic withdrawal plan to redeem a specified amount of money or shares from your account on a specified da y and frequency not to exceed one withdrawal per month .  These payments are sent from your account by check to your address of record, or, if you so designate, to your bank account by ACH payment .  Systematic withdrawals must be for at least $100 per occurrence .

16

Signature Guarantee Requirements .  To protect you and the Fund against fraud, signatures on certain requests must have a Medallion signature guarantee.  A Medallion signature guarantee verifies the authenticity of your signature.  You can obtain a Medallion signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a Medallion signature guarantee for each shareholder, for any of the following:

•	Written requests to redeem $100,000 or more
•	Changes to a shareholder’s record name
•	Redemptions from an account for which the address or account registration has changed within the last 30 days
•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record
•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
•	Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

The transfer agent reserves the right to require Medallion signature guarantees on all redemptions.

Small Accounts .  If the value of your account falls below $100,000 ,  the Fund may ask you to increase your balance.  If the account value is still below $100,000 after 60 days, the Fund retains the right to close your account and send you the proceeds.  The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value.

Redemptions In Kind .   Pursuant to an election filed with Securities and Exchange Commission (the "SEC"), t he Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash.    To the extent that a Fund shareholder redeems its Fund holdings in   kind, the shareholder assumes any risk of the market price of such securities fluctuating.  In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from the Fund.   Please see the Statement of Additional Information for more detail on redemptions in kind.

Lost Accounts .  The transfer agent will consider your account “lost” if correspondence to your address of record is returned as undeliverable on two or more consecutive occasions, unless the transfer agent determines your new address.  When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares.  In addition, the amount of any outstanding (unpaid for six months or more) checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled.  However, checks will not be reinvested into accounts with a zero balance, but will be held in an account until the transfer agent locates you or the funds escheat to the state of your last known address .

Retirement Accounts

You may invest in Fund shares through IRA accounts, including traditional and Roth IRAs.  The Fund may also be appropriate for other retirement plans.  Before investing in any IRA or other retirement plan, you should consult your tax advisor.  Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

17

Other Information

Distributions

The Fund declares distributions from net investment income and pays those distributions annually.  Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash.  For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.  Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The Fund intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash.  The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income.  A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders.  The Fund’s distributions of net long-term capital gain (if any) are taxable to you as long-term capital gain, regardless of how long you have held your shares.  Distributions may also be subject to certain state and local taxes.

Some of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets) through 2010.  A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and the Fund’s distribution of net investment income reduce the NAV of the Fund’s shares by the amount of the distribution.  If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.  The sale or redemption of Fund shares is a taxable transaction for Federal income tax purposes.

The Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Rather, any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year.  For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax advisor.

Organization

The Trust is a Delaware statutory trust.  The Fund does not expect to hold shareholders’ meetings unless required by Federal or Delaware law.  Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund).  From time to time, large shareholders may control the Fund or the Trust.

19

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance since the Fund’s inception.  These financial highlights reflect selected data for a share outstanding of the Fund throughout the period.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.  The information for the fiscal year ended December 31, 2008 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, isincluded in the annual report, which is available upon request.
September 2, 2008 (a)
through
December 31, 2008

NET ASSET VALUE, Beginning of Period	$10.00

OPERATIONS
Net investment income (loss) (b)	0.02
Net realized and unrealized gain/(loss) on investments	(2.56)
Total from Investment Operations	(2.54)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.02)

NET ASSET VALUE, End of Period	$7.44

TOTAL RETURN (c)	(25.45)%

RATIO/SUPPLEMENTARY DATA:
Net Assets at End of Period (000's omitted)	$23,668
Ratios to Average Net Assets (d):
Net expenses	1.00%
Gross expenses (e)	3.76%
Net investment income (loss)	0.79%

PORTFOLIO TURNOVER RATE (c)	7%
_____________________________________________

(a) Commencement of operations.
(b) Calculated based on average shares outstanding during the period.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Reflects the expense ratio excluding any waivers.

20

 The BeeHive Fund

Annual/Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s annual/semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information
The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this prospectus.

Contacting the Fund
You may obtain free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

The BeeHive Fund
P.O. Box 588
Portland, Maine 04112

(866) 684-4915 (toll free)

Overnight Address:
The BeeHive Fund
Three Canal Plaza, Ground Floor
Portland, Maine 04101

The Fund’s prospectus, SAI and annual/semi-annual reports are also   available, without charge, on the Fund’s website at www.TheBeeHiveFund.com .

Securities and Exchange Commission Information
You may also review and copy the Fund’s annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ( the “SEC”).  The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at
(202) 551-8090. You may get copies of the information, for a fee, by e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102
Email address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available on the EDGAR d atabase and the SEC’s w ebsite at www.sec.gov.

.

Distributor
Foreside Fund Services, LLC
http://www.foreside.com/
237-PRU-0 5 0 9
Investment Company Act File No. 811-3023

21

STATEMENT OF ADDITIONAL INFORMATION

May 1, 200 9

Adams Harkness Small Cap Growth Fund

Investment Adviser:

AH Lisanti Capital Growth, LLC
608 5th Avenue, Suite 301
New York, New York 10022

Account Information and Shareholder Services:

Attn: Transfer Agent
Atlantic Fund Administration, LLC
P.O. Box 588
Portland , Maine 04112
(800) 441-7031
www.ahsmallcap.com

This Statement of Additional Information (the “SAI”) supplements the Prospectus dated May 1, 200 9 , as may be amended from time to time, offering shares of the Adams Harkness Small Cap Growth Fund (the “Fund”), a separate series of Forum Funds, a registered, open-end management investment company (the “Trust”).  This SAI is not a prospectus and should only be read in conjunction with the Prospectus.  You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC at the address or telephone number listed above.   You may also obtain the Prospectus on the Fund’s website listed above.

Financial statements for the Fund for the period ended December 31, 200 8 are included in the Annual Report to shareholders and are incorporated into this SAI by reference.  Copies of the Annual Report may be obtained, without charge, upon request by contacting Atlantic Fund Administration, LLC at the address , telephone   number or website listed above.

Glossary	3
Investment Policies and Risks	5
Investment Limi t ations	10
Management	12
Portfolio Transactions	20
Purchase and Redemption Information	24
Taxation	25
Other Matters	29
Appendix A – Description of Securities Ratings	A-1
Appendix B – Miscellaneous Tables	B-1
Appendix C – Proxy Voting Procedures	C-1

Glossary

As used in this SAI, the following terms have the meanings listed.

“Accountant” means Atlantic .

“Administrator” means Atlantic .

“Adviser” means AH Lisanti Capital Growth, LLC.

“Atlantic” means Atlantic Fund Administration, LLC.

“Board” means the Board of Trustees of the Trust.

“CFTC” means Commodities Future Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended , the rules thereunder, IRS interpretations and any private letter rulings or similar authority upon which the Fund may rely.

    “Custodian” means Citibank, N.A.

“Distributor” means Foreside Fund Services, LLC.

“Fitch” means Fitch Ratings.

 “Fund” means Adams Harkness Small-Cap Growth Fund.

“Independent Trustee” means a Trustee that is not an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means the U.S. Internal Revenue Service.

“Moody’s” means Moody’s Investors Service , Inc .

“NAV” means net asset value per share.

“NYSE” means New York Stock Exchange.

“NRSRO” means a nationally recognized statistical rating organization.

“SAI” means Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s Corporation, a division of the McGraw Hill Companies.

“Transfer Agent” means Atlantic Shareholder Services, LLC .

“Trust” means Forum Funds.

“U.S.” means United States.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended  and including rules and re gulations as promulgated thereunder..

“1934 Act” means the Securities Exchange Act of 1934, as amended, and including rules and re gulations as promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended  and including rules and re gulation s ,   SEC interpretations and any exemptive orders or interpretive relief promulgated  thereunder.

Investment Policies and Risks

The Fund is a diversified series of the Trust.  This section discusses in greater detail than the Fund’s Prospectus certain investments that the Fund can make.

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. Government has already taken a number of unprecedented actions to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

1.           Security Ratings Information

The Fund’s investments in convertible and other debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds.  To limit credit risk, the Fund may only invest in: (1) convertible and other debt securities that are rated “Baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase; and (2) preferred stock rated “baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase.  The Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase.  Unrated securities may not be as actively traded as rated securities.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities.  A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI.  The Fund may use these ratings to determine whether to purchase, sell or hold a security.  Ratings are general and are not absolute standards of quality.  Securities with the same maturity, interest rate and rating may have different market prices.  The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund.  Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.   To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.   The rating of an issuer is a rating agency’s view of potential developments related to the issuer and may not necessarily reflect actual outcomes.   Also, rating agencies may fail to make timely changes in credit ratings.  An issuer’s current financial condition may be better or worse than a rating indicates.

2.           Common and Preferred Stock

A.  General

The Fund may invest in common and preferred stock.  Common stock represents an equity (ownership) interest in a company, usually possesses voting rights and earns dividends.  Dividends on common stock are not fixed but are declared at the discretion of the issuer.  Common stock generally represents the riskiest investment in a company.  In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer.  Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

B.  Risks

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease.  Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.  Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments.  The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.  If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Smaller Companies

The Fund may invest in securities issued by smaller companies.  Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term.  Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, their products or services may be concentrated in one area or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

3.           Convertible Securities

A.  General

The Fund may invest in convertible securities.  Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

B.  Risks

Investments in convertible securities generally entail less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

4.           Warrants

A.  General

The Fund may invest in warrants.  Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance.  Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

B.  Risks

Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise.  If the warrant is not exercised within the specified time period, it becomes worthless.

5.  Depositary Receipts

General
The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”).  ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets.  The Fund may invest in depositary receipts in order to obtain exposure to foreign securities markets. For the purpose of the Fund’s investment policies, the Fund’s investment in an ADR will be considered an investment in the underlying securities of the applicable foreign company.

A.  Risks

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depository of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

6.           Foreign Securities

The Fund may invest in foreign securities.  Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers.  All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you.  Some foreign brokerage commissions and custody fees are higher than those in the United States.  Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies.  Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution.  Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

7.           Borrowing

A.  General

The Fund may borrow money from a bank in amounts up to 33 1/3% of the Fund’s total assets.  The Fund will generally borrow money to increase its returns.  Typically, if a security purchased with borrowed funds increases in value, the Fund may sell the security, repay the loan and secure a profit.

Pursuant to Section 18(f)(1) of the 1940 Act, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within 3 days, to an extent that the asset coverage shall be at least 300%.

B.  Risks

Borrowing creates the risk of magnified capital losses.  If the Fund buys securities with borrowed funds and the value of the securities declines, the Fund may be required to provide the lender with additional funds or liquidate its position in these securities to continue to secure or repay the loan.  The Fund may also be obligated to liquidate other portfolio positions at an inappropriate time in order to pay off the loan or any interest payments associated with the loan.  To the extent that the interest expense involved in a borrowing transaction approaches the net return on the Fund’s investment portfolio, the benefit of borrowing will be reduced, and, if the interest expense is incurred as a result of borrowing were to exceed the net return to investors, the Fund’s use of borrowing would result in a lower rate of return than if the Fund did not borrow.  The size of any loss incurred by the Fund due to borrowing will depend on the amount borrowed.  The greater the percentage borrowed the greater potential of gain or loss to the Fund.

8.           Illiquid and Restricted Securities

A.  General

The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.  Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”).

B.  Risks

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay.  The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests.  There can be no assurance that a liquid market will exist for any security at any particular time.  Any security, including securities determined by the Adviser to be liquid, can become illiquid.

C.  Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board.  The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board.  The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to:  (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities.  Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security.  If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

9.           Temporary Defensive Position

The Fund may invest in prime quality money market instruments, pending investment of cash balances.  The Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments or in common stocks of larger, more established companies.  Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return.  The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

10.             Investment Company Securities

1.   Open-End and Closed-End Investment Companies

General. The Fund may invest in other open-end and closed-end investment companies consistent with the Fund’s investment objectives and strategies. The Fund may also invest in money market mutual funds, pending investment of cash balances. The Fund will limit its investment in the securities of other open-end and closed-end investment companies to the extent permitted by the 1940 Act. With certain exceptions, such provisions generally permit the Fund to invest up to 5% of its assets in another investment company, up to 10% of its assets in investment companies generally and to hold up to 3% of the shares of another investment company. The Fund’s investment in other investment companies may include money market mutual funds, which are not subject to the percentage limitations set forth above.

Risks. The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled “Investment Policies and Risks – Foreign Securities” above.

2.   Exchange-Traded Funds

General. The Fund may invest in exchange-traded funds (“ETFs”). ETFs are investment companies whose securities may be bought and sold on a national securities exchange. Most ETFs are designed to track a particular market segment or index.

Risks. The risks of owning an ETF generally reflect the risks of owning the underlying market segment or index it is designed to track. Lack of liquidity in an ETF, however, could result in it being more volatile than the underlying portfolio of securities. In addition, the Fund will incur expenses in connection with investing in ETFs that may increase the cost of investing in the ETF versus the cost of directly owning the securities in the ETF.

1 1 .           Core and Gateway®

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure.  The Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies.  The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders.  The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

1 2 .           Commodity Pool Operator

The Trust, on behalf of the Fund, has filed a notice with the National Futures Association claiming exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “Act”) and therefore the Fund is not subject to registration or regulation as a pool operator under the Act.

Investment Limitations

Except as required by the 1940 Act or the Code, such as with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund’s investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.  A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.  The Fund, however, must provide shareholders with 60 days’ prior written notice if it changes its policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in the common stock of smaller, lesser known companies whose stocks are traded in the U.S. markets.

1.           Fundamental Limitations

The Fund has adopted the following investment limitations which cannot be changed by the Board without shareholder approval.  The Fund may not:

A.  Borrowing Money

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.

B.  Concentration

Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry.  For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities.  Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) and Section 12(d)(1)(F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

C.   Diversification

With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result: (1) more than 5% of the Fund’s total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

D.  Underwriting Activities

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

E. Making Loans

Make loans to other parties.  For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securit ies are not deemed to be the making of loans.

F.  Purchases and Sales of Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

G.  Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

H.  Issuance of Senior Securities

Issue senior securities except pursuant to Section 18 of the 1940 Act.

2.           Non-Fundamental Limitations

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval.  The Fund may not:

A.  Securities of Investment Companies

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

B.  Short Sales

Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

C.  Illiquid Securities

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable.  The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

D.  Purchases on Margin

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

E. Borrowing

Purchase or otherwise acquire any security with borrowed funds if, as a result, the total of borrowings would exceed 5% of the value of its total assets.

F.  Options and Futures Contracts

Invest in options contracts regulated by the CFTC except for: (1) bona fide hedging purposes within the meaning of the rules of the CFTC; and (2) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

The Fund: (1) will not hedge more than 50% of its total assets by selling futures contracts, buying put options and writing call options (so called “short positions”); (2) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund’s total assets; and (3) will not buy call options with a value exceeding 5% of the Fund’s total assets.

G. Exercising Control of Issuers

Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

Management

1.           Trustees and Officers

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders.  The following table provides information about each Board member and certain officers of the Trust.   The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds .   Mr. Keffer is considered an Interested Trustee of the Trust due to his affiliation with Atlantic. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc, another registered, open-ened investment company. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-seven portfolios in the Trust.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995 – 2002.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (since 2006); Professor of Economics, University of California-Los Angeles 1992 – 2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer 1 Born: 1942	Trustee; Chairman, Contracts Committee	Trustee since 1989
Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC ( “ Citigroup ” ) 2003 – 2005; President, Forum Financial Group, LLC (“Forum”)  (a fund services company acquired by Citibank, N.A. 1986-2003).

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Stacey E. Hong Born: 196 6	President; Principal Executive Officer	Since 200 8
  President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services January 2007-September 2007; Elder Care, June 2005-December 2006; Director, Fund Accounting, Citigroup December 2003- May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group, April 1992-November 2003; Auditor, Ernst & Young May 1988- March 1992.

Karen Shaw Born: 197 2	Treasurer; Principal Financial Officer	Since 200 8
Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, December 2003-August 2004.

David Faherty Born: 19 70	Vice President	Since 200 9
February 2009 to present, Senior Counsel, Atlantic Fund Administration, LLC; from June 2007 through February 2009, Vice President, Citi Fund Services Ohio, Inc.;  from August 2006 through June 2007, Associate Counsel, Investors Bank & Trust Company; from January 2005 through September 2005, employee of FDIC; from September 1998 through January 2001, employee of IKON Office Solutions, Inc.

Lina Bhatnagar Born: 197 1	Secretary	Since 200 8
Senior Administration Specialist, Atlantic Fund Administration, LLC, since May 2008; Regulatory Administration Specialist, Citigroup June 2006-May 2008; Money Market/Short Term Trader, Wellington Management 1996-2002.

1 Since 1997, John Y. Keffer has been President and owner of Forum Trust, LLC. Atlantic Fund Administration, LLC is a subsidiary of Forum Trust, LLC.

2.           Trustee Ownership in the Fund and Family of Investment Companies

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 200 8	Aggregate Dollar Range of Ownership as of December 31, 200 8 in all Funds Overseen by Trustee in the Trust
Independent Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	None	Over $100,000
Interested Trustee
John Y. Keffer	None	$ None

Ownership of Securities of the Adviser and Related Companies

As of December 31, 200 8 , no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

1.	Information Concerning Trust Committees

A.  Audit Committee

The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust’s Independent Trustees.  Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust.  It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust.  In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls.  During the fiscal year ended December 31, 200 8 , the Audit Committee met s even times.

B.  Nominating Committee

The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust’s Independent Trustees.  Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board.  The Nominating Committee will not consider nominees for Trustees recommended by security holders.  During the fiscal year ended December 31, 200 8 , the Nominating Committee did not meet.

C.  Valuation Committee

The Trust’s Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, and Parish, the Trust’s Principal Financial Officer, a representative of the Administrator and, if needed, a portfolio manager or a senior representative of the investment adviser to the Trust series holding securities that requir e fair valuation.  Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust’s policies and procedures for determining NAV of the shares of the Trust’s series.  The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust’s series consistent with valuation procedures approved by the Board.  During the fiscal year ended December 31, 200 8 , the Valuation Committee met eight times.

D.           Qualified Legal Compliance Committee

The Trust’s Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust’s Independent Trustees.  The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust.  During the fiscal year ended December 31, 200 8 , the QLCC did not meet.

E.  Contracts Committee

The Contracts Committee, which meets when necessary, consists of all of the Trustees.  The Contracts Committee reviews the Trust’s service provider contracts and fees in connection with their periodic approval.  The Contracts Committee was formed at the Board’s September 22, 2005 meeting.  During the fiscal year ended December 31, 200 8 , the Contracts Committee did not meet.

F.  Compliance Committee

The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust’s Chief Compliance Officer (“CCO”).  The Compliance Committee oversees the Trust’s CCO and any compliance matters that arise and relate to the Trust.  The Compliance Committee was formed at the Board’s September 22, 2005 meeting.  During the fiscal year ended December 31, 200 8 , the Compliance Committee did not meet.

5.           Compensation of Trustees and Officers

Each Independent Trustee is paid an annual retainer fee of $1 6 ,000 for service to the Trust ($ 20 ,000 for the Chairman).  In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,500 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his/her duties as a Trustee, including travel and related expenses incurred in attending Board meetings.  No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Trust , for the fiscal year ended December 31, 200 8 .

Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Trust 2
J. Michael Parish	$ 275	$0	$ 45,500
Costas Azariadis	$ 180	$0	$ 32,500
James C. Cheng	$ 198	$0	$ 33,000
John Y. Keffer	$ 10	$0	$ 1,500

6.           Investment Adviser

A.  Services of Adviser

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund.  The Adviser may also pay fees to certain brokers/dealers to have the Fund available for sale through such institutions as well as for certain shareholder services provided to customers purchasing Fund shares through such institutions.

B.  Ownership of Adviser

Since June 30, 2005, Ms. Mary Lisanti, the Fund’s portfolio manager, has been the majority owner of AH Lisanti Capital Growth, LLC.  Prior to June 30, 2005, Adams Harkness Asset Management, Inc. (“AHAM”), another registered investment adviser, maintained an 80% equity interest in the Adviser while Ms. Mary Lisanti, the Fund’s

2 Trust is comprised of twenty-seven series.

portfolio manager, maintained a 20% equity interest.  On June 30, 2005, AHAM, at the direction of its parent corporation Adams Harkness Financial Group, Inc., transferred to Ms. Lisanti additional residual membership interests in the Adviser increasing her equity interest to 51%.

Information Concerning Accounts Managed by Portfolio Manager
The Adviser has provided the following information regarding other accounts managed by the Fund’s portfolio manager and conflicts of interest.

As of December 31, 200 8 , Mary Lisanti acted as Portfolio Manager for 22 other accounts with a total market value of $1 32.1 million.  None of the accounts pay the Adviser a performance based advisory fee.  The Portfolio Manager does not service any other registered investment companies or pooled investment vehicles.

Conflicts of Interest Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one account. More specifically, the Portfolio Manager, who manages multiple accounts, is presented with the following potential conflicts:

•
The management of multiple accounts may result in the Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other account.  Each other account managed by the Portfolio Manager, however, is managed using the same investment strategies that are used in connection with the management of the Fund.  The Adviser also maintains a Code of Ethics to detect and prevent activities of employees that would result in a breach of the Adviser’s fiduciary duties to the Fund.

•
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Manager

The Adviser has provided the following information regarding Portfolio Manager compensation.  For the period ended December 31, 200 8 , the compensation of Ms. Lisanti is comprised of a fixed cash salary and does not depend on the Fund’s performance or the value of assets held in the Fund’s portfolio.

Portfolio Manager Ownership in the Fund

The Adviser has provided the following information regarding Portfolio Manager ownership in the Fund.

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of December 31, 200 8
Mary Lisanti	None

C.  Fees

The Adviser’s fee is calculated as a percentage of the Fund’s average daily net assets.  The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

In addition to receiving an advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets the clients invest in the Fund.  If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser from the Fund against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data are for the past three fiscal years.

D. Other Provisions of Advisory Agreement

The Adviser is not affiliated with Atlantic or any company affiliated with Atlantic . The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the agreement must be approved annually.  Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Independent Trustees.

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust.  The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

7.           Distributor

A.  Distribution Services

The Distributor (also known as principal underwriter) of the shares of the Fund is located at Three Canal Plaza,    Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority.

Under a Distribution Agreement with the Trust dated March 31, 2009 , the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund.  The Distributor continually distributes shares of the Fund on a best effort basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” collectively, the “Financial Institutions”) for distribution of shares of the Fund. With respect to certain Financial Institutions and related Fund “supermarket” platform arrangements, the Fund and/or the Fund’s Adviser, rather than the Distributor, typically enter into such agreements (see also, “ P urchases through Financial institutions”). These Financial Institutions may charge a fee for their services and may receive shareholder service or other  fees from parties other than the Distributor. These Financial Institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

During the Fund’s most recent fiscal year the Distributor did not receive compensation for its distribution services. As of March 31, 2009, the Advisor, at its expense, pays the Distributor a fee for certain distribution-related services for the Fund. Separately, employees of the Advisor may serve as registered representatives of the Distributor to facilitate the distribution of Fund shares.

8.           Other Fund Service Providers

A. Administrator, Accountant , Transfer Agent and Compliance Services
Atlantic Fund Administration, LLC and its subsidiaries (“Atlantic”) provide administration (the “Administrator”), fund accounting (the “Fund Accountant”) and transfer agency (the “Transfer Agent”) services to the Funds. Atlantic is a subsidiary of Forum Trust, LLC. Mr. John Keffer, a Trustee of the Trust, is the Chairman of Atlantic and is also the founder and a substantial owner of Forum Trust, LLC the corporate parent of Atlantic.

Prior to June 2, 2008, Citigroup Fund Services, LLC (“Citi”) served as the Funds’ administrator and fund accountant, pursuant to its Administration, Fund Accounting and Transfer Agency Services Agreement with the Trust dated April 20, 2007 (the “Citi Services Agreement”). Atlantic provides administration and fund accounting services to the Funds under an agreement (“Atlantic Services Agreement”) on terms similar to those in the Citi Services Agreement.

Pursuant to the Atlantic Services Agreement, the Funds pay Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Funds also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month.

Atlantic may waive all or any portion of these fees and/or reimburse certain expenses pursuant to an agreement between Atlantic, the Trust and the Adviser, which can be terminated at any time on 30 days notice.

As Administrator, Atlantic administers the Funds’ operations with respect to the Funds except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Funds by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Funds’ tax returns, the preparation of financial statements and related reports to the Funds shareholders, the SEC and state and other securities administrators; (4) providing the Funds with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Funds’ investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As Fund Accountant, Atlantic provides fund accounting services to the Funds. These services include calculating the net asset value (“NAV”) of the Fund and preparing the Funds’ financial statements and tax returns.

The Atlantic Services Agreement with respect to the Funds continues in effect until terminated; provided, however, that its continuance shall be specifically approved or ratified with respect to the Funds with such frequency and in such manner as required by applicable law. The Atlantic Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Funds on 120 days’ written notice to the other party. The Atlantic Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Atlantic Services Agreement, Atlantic is not liable to the Funds or the Funds’ shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Atlantic Services Agreement. Under the Atlantic Services Agreement, Atlantic and certain related parties (such as Atlantic’s officers and persons who control Atlantic) are indemnified by the Funds against any and all claims and expenses related to the Atlantic’s actions or omissions that are consistent with Atlantic’s contractual standard of care. Under the Atlantic Services Agreement, in calculating the Funds’ NAV, Atlantic is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Atlantic Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Funds.

Atlantic, located at Three Canal Plaza, Portland, Maine 04101, serves as Transfer Agent and distribution paying agent for the Funds. The Transfer Agent and distribution paying agent maintains an account for each shareholder of record of the Funds and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

Table 3 in Appendix B shows the dollar amount of the fees accrued by the Fund to Atlantic and Citi, as the Fund’s prior administrator, with respect to the Fund, the amount of fees that were waived by Atlantic and Citi, if any, and the actual fees received by Atlantic and Citi. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations ).

Table 4 in Appendix B shows the dollar amount of the fees accrued by the Fund   to  Atlantic and Citi, as the Fund’s prior accountant, with respect to the Fund, the amount of fees that were waived by Atlantic and Citi, if any, and the actual fees received by Atlantic and Citi. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

Atlantic provides a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO” and, with the PEO, “Certifying Officers”), Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Funds, as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to its Compliance Services Agreement (the “Atlantic Compliance Services Agreement”) with the Funds, on behalf of the Trust. For making available the CCO, AMLCO and Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Funds of (i) $22,500 (allocated equally to all

Trust series for which the Adviser provides management services), (ii) $5,000 per Fund, and (iii) an annual fee of 0.01% of the Funds’ average daily net assets, subject to an annual maximum of $20,000 per Fund.

The Atlantic Compliance Services Agreement with respect to the Funds continues in effect until terminated. The Atlantic Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by Atlantic with respect to the Funds on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Atlantic Compliance Services Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Atlantic Compliance Services Agreement, (1) Atlantic is not liable to the Funds or the Funds’ shareholders for any act or omission, and (2) Atlantic and certain related parties (“Atlantic Indemnitees”) are indemnified by the Funds against any and all claims and expenses related to an Atlantic Indemnitee’s actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic’s duties or by reason of reckless disregard of its obligations and duties under the Atlantic Compliance Services Agreement.

Prior to June 2, 2008, Foreside Compliance Services (“FCS”) provided Compliance Services to the Funds on terms similar to those in the Atlantic Compliance Services Agreement.

Table 2 in Appendix B shows the dollar amount of the fees paid to FCS and Atlantic for Compliance Services, the amount of the fee waived by FCSand Atlantic and the actual fees retained by FCS and Atlantic. The data is for the past three fiscal years.

B. Shareholder Servicing Agent

Pursuant to the Trust’s Shareholder Service Plan for the Fund (the “Plan”), the Administrator is authorized to perform, or arrange for the performance of, certain activities relating to the servicing and maintenance of shareholder accounts not otherwise provided by the Administrator (“Shareholder Servicing Activities”).  Under the Plan, the Administrator may enter into shareholder service agreements with financial institutions or other persons who provide Shareholder Servicing Activities for their clients invested in the Fund.

Shareholder Servicing Activities shall include one or more of the following:  (1) establishing and maintaining accounts and records for shareholders of the Fund; (2) answering client inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust’s services; (3) providing necessary personnel and facilities to establish and maintain client accounts and records; (4) assisting clients in arranging for processing purchase, exchange and redemption transactions; (5) arranging for the wiring of funds; (6) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (7) integrating periodic statements with other shareholder transactions; and (8) providing such other related services as the shareholder may request.

As compensation for the Shareholder Servicing Activities, the Trust pays the shareholder servicing agent, through the Administrator, a fee of up to 0.25% of the average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees.  The Plan may be terminated without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by the Administrator.

C. Custodian

Citibank N. A . is the C ustodian for the Fund and , safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments.  The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets.  The Custodian is located at 388 Greenwich St. New York, New York 10013.

D. Legal Counsel

K&L Gates LLP, 1601 K Street, Washington D.C. 20006, serves as legal counsel to the Fund.

E. Independent Registered Public Accounting Firm

Briggs, Bunting & Dougherty, LLP (“BBD”), 1835 Market Street, 26 th Floor, Philadelphia, PA 19103, is the  independent registered public accounting firm for the Fund, providing audit services, tax services and assistance with respect to the preparation of filing with the SEC.  BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion.  BBD also reviews certain regulatory filings of the Fund.

Portfolio Transactions

1.           How Securities Are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions.  In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers).  These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities.  There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker.  In transactions on stock exchanges, commissions are negotiated.  When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

2.           Commissions Paid

Table 5 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or the Adviser.  The data presented are for the past three fiscal years.

3.           Adviser Responsibility for Purchases and Sales

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser.  The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions.  Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions.  This means that the Adviser seeks the most favorable price and execution available.  The Adviser’s primary consideration in executing transactions for each Fund is prompt execution of orders in an effective manner and at the most favorable price available.

4.           Choosing Broker-Dealers

In placing orders for and selecting broker-dealers to execute a client’s securities transactions, the Adviser normally seeks to obtain best execution for each transaction on behalf of the client’s account.  However, the Adviser may take into account a number of factors in determining whether a particular broker may offer best execution for a particular transaction, including such factors as execution capability, financial stability, clearance and settlement capability, and ability to supply information on securities including, but not limited to, written research reports, in addition to the commission rates charged.  As a result, the Adviser may determine that using a particular broker to effect the transaction is consistent with its best execution obligation even though other brokers may charge commission rates that are lower than those charged by the broker selected.  Accordingly, transactions for client accounts will not always be executed at the lowest available commission rates and in some instances the commission expenses may be materially greater.  In selecting a broker that offers research services, the Adviser will make a good faith determination that the amount of commission is reasonable in relation to the value of the research, brokerage services and investment information received, reviewed in terms of either the specific transaction or the Adviser’s overall individuals and organizations (hereafter referred to as “Solicitors”) who solicit clients for the Adviser.  All such agreements are made in writing.

Subject to the requirements of seeking best execution, the Adviser may, in circumstances in which prices and execution are comparable, give preference to a broker which has provided investment information and research services to the Adviser.

The Adviser may also effect client transactions through a broker/dealer affiliate when the Adviser determines that such transactions are consistent with its best execution obligations to the extent permissible by clients.  Because the Adviser normally focuses on particular segments of the equity markets which the Adviser believes a broker/dealer affiliate has particular experience with, the Adviser anticipates that it will utilize a broker/dealer affiliate to effect a substantial percentage of the transactions for client accounts.  When selecting an affiliated broker/dealer or other brokers, the Adviser will not necessarily solicit competitive commission rates from other brokers and may not always deal directly with other market makers in over-the-counter transactions, bundle the transactions of an account with transactions of other accounts in order to receive volume discounts, or execute transactions at the lowest commission rates available.

The Adviser may aggregate or “bunch” orders for several clients in circumstances in which the Adviser, in its discretion, believes will result in a more favorable overall execution.  Where appropriate, the Adviser will allocate such bunched orders at the average price of the overall order.

In the event a client has a specific objective such as tax considerations that may be different from other clients, the Adviser may give advice or take action which may differ from the advice given, or the timing or nature of action taken, with respect to that client’s account.  In circumstances where there may be limited availability of particular securities or other investment opportunities, the Adviser will attempt to apportion such securities and investment opportunities among all of its clients on a fair and equitable basis, with due regard to their respective investment objectives and policies and the suitability of a particular investment opportunity for their respective accounts.  The Adviser cannot assure that apportionment will be possible in all instances.

In prioritizing orders and allocating investments among various clients, the Adviser follows its Trade Allocation Policy and uses its best business judgment.  In order to provide on balance a result which the Adviser, in good faith, believes is fair and equitable to each client over time, it will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed by each client to a specific investment, and the relative risks of the investments.

5.	Obtaining Research from Brokers

The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker’s services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer.  The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers.  This research is designed to augment the Adviser’s own internal research and investment strategy capabilities.  This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.  Typically, the research will be used to service all of the Adviser’s accounts, although a particular client may not benefit from all the research received on each occasion.  The Adviser’s fees are not reduced by reason of the Adviser’s receipt of research services.  Since most of the Adviser’s brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser’s clients and the Fund’s investors.

The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

Table 6 in Appendix B lists each broker to whom the Fund directed brokerage during its fiscal year in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

6.    Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

7.           Transactions through Affiliates

The Adviser may effect transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

8.           Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates.  Investment decisions are the product of many factors, including basic suitability for the particular client involved.  Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.  Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.  In some instances, one client may sell a particular security to another client.  In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each.  There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security.  In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

9.           Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors.  From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets.  An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year.  Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

During the two most recently completed fiscal years, the Fund experienced a significant variation in the Fund’s portfolio turnover rates as a result of two substantial asset inflows and outflows. The Adviser expects these asset flows to continue and as the Fund is typically fully invested, the Adviser anticipates continued variation in the portfolio turnover rate from that reported in the prior fiscal year.

10.           Securities of Regular Broker-Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers.  For this purpose, regular brokers and dealers means the 10 brokers or dealers that:  (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 7 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of the Fund’s holdings at those securities as of the end of the Fund’s most recent fiscal year.

11.	Portfolio Holdings

Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported to the SEC.  Portfolio holdings as of the Fund’s semi-annual fiscal periods are reported to the SEC within ten days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period).  Portfolio holdings as of the end of the first and third fiscal quarters are reported within 60 days of the end of such period .  You may request a copy of the Fund’s latest annual and semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI and at the Fund’s website.  You may also obtain a copy of the Fund’s latest Form N-Q by accessing the SEC’s website at http://www.sec.gov/.

In addition, the Fund’s Adviser makes publicly available, on a quarterly basis, information regarding the Fund’s top ten holdings (including name and percentage of the Fund’s assets invested in each such holding) and the percentage breakdown of the Fund’s investments by country, sector and industry, as applicable. This holdings information is made available through the Fund or Adviser’s website, marketing communications (including printed advertisements and sales literature), and/or the Fund’s Transfer Agent telephone customer service center that supports the Fund. This monthly holdings information is released within 15 days after the month end.

From time to time the Adviser also may disclose nonpublic information regarding the Fund’s portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information.  Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders.  Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information.  Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient:  (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Adviser or the Fund, will return or promptly destroy the information.  The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee’s reasons for determining to permit such disclosure.

The Board has authorized disclosure of the Fund’s nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release.   The Adviser, Atlantic and the Custodian have regular and continuous access to the Fund’s portfolio holdings.  In addition, the officers and the Distributor, as well as proxy voting services, may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis.  Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund’s fiscal year end and may also have access to a Fund’s nonpublic portfolio holdings information on an as needed basis.  The Trustees and legal counsel to the Fund and to the Independent Trustees may receive information on an as needed basis.  Mailing services ( such as Broadridge ) and financial printers ( currently RR Donnelley) generally receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter, but may receive information more frequently, depending on the circumstances . The Board may authorize additional disclosure of the Fund’s portfolio holdings.

No compensation is received by the Fund, nor, to the Fund’s knowledge, paid to the Adviser or any other person in connection with the disclosure of the Fund’s portfolio holdings.  The codes of ethics of the Trust, the Adviser, the Fund Officers and the Distributor   are intended to address , among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings.    The Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund’s portfolio holdings disclosure policy is subject to periodic review by the Board.  In order to help ensure that the Fund’s portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board on such disclosure.  In addition, the Board will receive any interim reports that are required by the portfolio disclosure policy or that the CCO may deem appropriate.  Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, the Distributor or any affiliate of the Fund, the Adviser or the Distributor will be reported to the Board for appropriate action.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

1.           General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the N YSE is closed but under unusual circumstances, may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside.  Please check with your investment professional to determine a class or fund’s availability.

2.           Additional Purchase Information

Shares of the Fund are sold on a continuous basis by the D istributor.

  The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only.  In the Adviser’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares.  The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

3.           IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

4.           UGMAs/UTMAs

If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a matter indicating custodial capacity.

5.           Purchases through Financial Institutions

The Fund or its Adviser may enter into agreements with Financial Institutions. You may purchase and redeem shares through Financial Institutions. The Fund has authorized one or more Financial Institutions to receive purchase, exemption or exchange orders on its behalf. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund.  Your order will be priced at the Fund’s NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund’s prospectus and the Financial Institution’s contractual arrangements with the Fund.

Financial Institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption, and other requests to the Fund. If you purchase shares through a Financial Institution, you will be subject to the Financial I nstitution’s procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly.  The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the institution may charge.

Also, the Adviser may pay certain Financial Institutions (which my include banks, brokers, securities dealers and other industry professionals) a fee for inclusion of the Fund and mutual fund “supermarket” platforms, for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The payment of such fees may create an incentive for the Financial Institution to sell the Fund's shares.

Certain Financial Institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through retirement plans and other investment programs. A Financial Institution may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. The Adviser or the Fund (if approved by the Board) may pay fees to these Financial Institutions for their services.

6.           Additional Redemption Information

You may redeem shares of the Fund at the NAV minus any applicable redemption fee.  Accordingly, the redemption price per share of the Fund may be lower than its NAV.  To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period.  Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the Financial Institution’s account by the Fund.  Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated).  Customers purchasing shares through a Financial Institution should contact the intermediary or refer to the customer’s account agreement or plan document for information about how the redemption fee for transactions for the Financial Institution’s account or the customer’s account is treated and about the availability of exceptions to the imposition of the redemption fee.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund’s shares as provided in the Prospectus.

7.           Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

8.           Redemption In - Kind

Redemption proceeds normally are paid in cash.  If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

9.           When and How NAV is Determined

In determining the Fund’s NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services.  If no sales price is reported, the mean of the last bid and ask price is used.   If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

10.           Distributions and Dividends

Dividends of net investment income declared by the Fund will be reinvested at the Fund’s NAV (unless you elect to receive distributions and dividends in cash) as of the last day of the period with respect to which the dividend is paid.  Distributions of capital gain will be reinvested at the Fund’s NAV (unless you elect to receive distributions in cash) on the payment date for the distribution.  Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

Taxation

The tax information set forth in the Prospectus and the information in this section relate solely to U.S. federal income tax law and assume that the Fund qualifies for treatment as a “ regulated investment company ” (as discussed below).  This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus.  No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders.  The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on the date hereof.  Future legislative , regulatory, or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders.  Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

1.           Qualification as a Regulated Investment Company

The Fund intends, for each tax year, to qualify as a “regulated investment company” under the Code.  This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is December 31 (the same as the Fund’s fiscal year end).

2.           Meaning of Qualification

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, the excess of net short-term capital gain over net long- term capital loss, and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders.  In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

•
The Fund must distribute at least 90% of its investment company taxable income for the tax year.  (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

•	The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

•
The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

3.           Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance.  It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

4.           Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year.  These distributions are taxable to you as ordinary income.  A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals through December 31, 2010 at a maximum federal tax rate of 15% (0% for individuals in lower tax brackets) provided that holding period and other requirements are met.  To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gain for each tax year.  These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year.  These distributions are taxable to you as long-term capital gain regardless of how long you have held shares.  These distributions do not qualify for the dividends-received deduction.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital.  Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero. The Fund may have capital loss carry-overs (unutilized capital losses from prior years). These capital loss carry-overs (which can be used for up to eight years) may be used to offset any capital gain (whether short or long term). All capital loss carry-overs are listed in the Fund’s Financial Statements. Any such loss may not be carried back.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund).  If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose NAV at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund.  Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made.  A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

5.           Certain Tax Rules Applicable to the Fund’s Transactions

Under current federal tax law, if the Fund invests in bonds issued with "original issue discount", the Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year.  With respect to “market discount bonds” (i.e., bonds purchased by the Fund at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon), the Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds.  As a result, in order to make the distributions necessary for the Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Fund has actually received as interest during the year.

For federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options).  When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration.  When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund.  When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for federal income tax purposes.  Section 1256 contracts held by the Fund at the end of each tax year are “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year.  Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses.  The Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for federal income tax purposes.  A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.”  In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that:  (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.  Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.  In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

6.           Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year (or December 31 if elected by the Fund). The balance of the Fund’s income must be distributed during the next calendar year.  The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 (or December 31 if elected by the Fund) of any year in determining the amount of ordinary taxable income for the current calendar year.  The Fund will include foreign currency gains and losses incurred after October 31 (or December 31) in determining ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

7.           Redemption of Shares

In general, you will recognize gain or loss on the redemption of shares of the Fund in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the redemption (a “wash sale”).  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.  In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Any capital loss arising from the or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

8.           Backup Withholding

The Fund will be required to withhold U.S. Federal income tax at the required Federal backup withholding rate on distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide correct tax payer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”

Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against your federal income tax liability or refunded once the required information or certification is provided.

9 .           State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in  the Fund can differ from the U.S. federal income taxation rules described above.  These state and local rules are not discussed herein.  You are urged to consult your tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund.

1 0 .           Foreign Income Tax

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income.  It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries cannot be determined.  If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against U.S. Federal income taxes. Shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund.

Other Matters

1.           The Trust and Its Shareholders

A.           General Information

Forum Funds was organized as a business trust (now known as a statutory trust) under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act.  The Trust offers shares of beneficial interest in its series.  As of the date hereof, the Trust consisted of the following series:

Absolute Opportunities Fund (4)
Absolute Strategies Fund (1)
Adams Harkness Small Cap Growth Fund
Austin Global Equity Fund
Auxier Focus Fund (2)
Brown Advisory Core International Fund (4)
Brown Advisory Flexible Value Fund (f/k/a Flag
      Investors – Equity Opportunity Fund) (6)
Brown Advisory Growth Equity Fund (3)
Brown Advisory Intermediate Income Fund (3)
Brown Advisory Maryland Bond Fund (4)
Brown Advisory Opportunity Fund (3)
Brown Advisory Small-Cap Growth Fund (5)
Brown Advisory Small-Cap Value Fund (3)
Brown Advisory Small-Cap Fundamental Value Fund (3)

Brown Advisory Value Equity Fund (3)
DF Dent Premier Growth Fund
Dover Long/Short Sector Fund (7)
Fountainhead  Special Value Fund
Golden Large Cap Core Fund (7)
Golden Small Cap Core Fund (7)
Grisanti Brown Value Fund (7)
Liberty Street Horizon Fund (8)
Merk Asian Currency Fund (9)
Merk Hard Currency Fund (9)
Payson Total Return Fund
Polaris Global Value Fund
The BeeHive Fund

(1)	The Trust registered for sale shares of beneficial interest in Institutional, R and C classes of this series.
(2)	The Trust registered for sale shares of beneficial interest in Investor and A classes of this series.
(3)
The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Small-Cap Fundamental Value Fund are not publicly offered.

(4)	The Trust registered for sale shares of beneficial interest in an Institutional class of these series.
(5)
The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series.  The Fund has ceased the public offering of D Shares.  This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.

(6)	The Trust registered for sale shares of beneficial interests in Institutional and A classes of these series.
(7)
The Trust registered for sale shares of beneficial interests in Institutional and Investor classes of these series. Grisanti Brown Value Fund renamed its Institutional class “I Shares Class.” Currently Investor Shares of the Grisanti Brown Value Fund, Golden Large Cap Core Fund and Golden Small Cap Core Fund are not offered for sale.

(8)	The Trust registered for sale shares of beneficial interests in Institutional, A and C classes of these series.
(9)	The Trust registered for sale shares of beneficial interests in an Investor class of these series.

The Trust has an unlimited number of authorized shares of beneficial interest.  The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and the Fund will continue indefinitely until terminated.

B.  Series and Classes of the Trust

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class’s performance.   For more information on any other series or class of shares of the Trust, investors may contact the Transfer Agent.

C.  Shareholder Voting and Other Rights

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law.  Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) the Trustees determine that the matter affects more than one series and all affected series must vote.  The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter.  Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.  There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder’s pro rata share of all distributions arising from that series’ assets and, upon redeeming shares, will receive the portion of the series’ net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a series’) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

D.  Termination or Reorganization of Trust or its Series

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company.  Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act.  The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

E.  Fund Ownership

As of April 1 , 200 9 , the officers and Trustees of the Trust, as a group, owned less than 1% of the shares of the Fund.

As of April 20 , 200 9 , certain shareholders of record owned 5% or more of the shares of the Fund.  Shareholders known by the Fund to own beneficially 5% of a class of shares of the Fund are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund.  Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.  As of April 20 , 200 9 , the following shareholders may be deemed to control the Fund.  “Control” for this purpose is the ownership of more than 25% of the Fund’s voting securities.

Controlling Person Information

Name and Address	Percentage of Fund Owned
National Financial Services Corp. 200 Liberty Street One World Financial Center NY5D New York, NY 10281	48.32%

Name and Address	Percentage of Fund Owned
Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	28.91%

F.  Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point.  The Trust’s Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust.  The Trust’s Trust Instrument provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series.  The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations.  The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders.  In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

G.  Code of Ethics

The Trust, the Adviser, and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which is designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and the Distributor.  The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

H.  Proxy Voting Procedures

Copies of the Trust’s and Adviser’s proxy voting procedures are included in Appendix C.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by contacting the Transfer Agent at (800) 441-7031 or on the Fund’s website at www.ahsmallcap.com and (2) on the SEC’s website at www.sec.gov.

I.  Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby.  The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

J.  Financial Statements

The financial statements of the Fund for the year ended December 31, 200 8 , which are included in the Fund’s Annual Report to shareholders, are incorporated herein by reference.  These financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, and the notes to financial statements.

These financial statements have been audited by Briggs, Bunting & Dougherty , an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

Appendix A – Description of Securities Ratings

A.              Long-Term Ratings

1.             Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa          Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa            Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A              Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa          Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba            Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B              Obligations rated B are considered speculative and are subject to high credit risk.

Caa          Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca            Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C              Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note         Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.              Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA        An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA           An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A              An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB        An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note         Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB           An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B              An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC        An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC           An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C              A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D              An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note         Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR           This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

3.             Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

       Investment Grade

AAA        Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA           Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A              High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB        Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

       Speculative Grade

BB           Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B              Highly speculative.  'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC                        Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC         Default of some kind appears probable.

C         Default is imminent.

RD           Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D              Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

       •   Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

       •   The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

       •   The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Note         The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.             Preferred Stock Ratings

1.              Moody’s Investors Service

aaa           An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa            An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

 a              An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa           An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba              An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b              An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa           An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca             An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c              This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note         Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.             Short Term Ratings

1.              Moody’s Investors Service

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1           Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2           Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3           Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP            Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note         Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.              Standard and Poor’s

A-1          A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2          A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3          A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B              A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1          A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2          A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3          A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C              A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D              A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note        Dual Ratings.  Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

3.             Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1            Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2            Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3            Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B              Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C              High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D              Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note        The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Appendix B – Miscellaneous Tables

Table 1 – Investment Advisory Fees

The following table show s the dollar amount of fees payable to the Adviser with respect to the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser.

	Advisory Fee	Advisory Fee Waived	Advisory Fee Retained
Year Ended December 31, 2008	$208,795	$105,893	102,902
Year Ended December 31, 2007	$271,183	$146, 908	$124,275
Year Ended December 31, 2006	$200,573	$199,315	$1,258

Table 2 – Compliance Fees

The following table shows the dollar amount of fees payable to Atlantic and FCS, as the Fund’s prior compliance services provider, with respect to the Fund and the amount of fees that were waived by Atlantic and FCS, if any.   The actual fees received by Atlantic were $6,171 for the period June 1, 2008 through December 31, 2008 and the actual fees received by FCS were $6,215 for the period January 1, 2008 through May 31, 2008. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Compliance Fee	Compliance Fee Waived	Compliance Fee Retained
Year Ended December 31, 2008	$29,577	$17,203	$12,374
Year Ended December 31, 2007	$27, 025	$0	$27, 025
Year Ended December 31, 2006	$22,977	$1,208	$21,769

Table 3 – Administration Fees

The following tables show the dollar amount of fees payable to Atlantic and Citi, as the Fund’s prior administrator, with respect to the Fund, the amount of fees that were waived by Atlantic and Citi, if any. The actual fees received by Atlantic were $24,077 for the period June 1, 2008 through December 31, 2008 and the actual fees received by  Citi were $56,250  for the period January 1, 2008 through May 31, 2008. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Administration Fee	Administration Fee Waived	Administration Fee Retained
Year Ended December 31, 2008	$134,873	$54,673	$80,200
Year Ended December 31, 2007	$92,822	$0	$92,822
Year Ended December 31, 2006	$44,688	$0	$44,688

Table 4 – Accounting Fees

The following table shows the dollar amount of fees paid to Atlantic and Citi, as the Fund’s prior accountant, with respect to the Fund, the amount of fees that were waived by Atlantic and Citi, if any. T he actual fees received by Atlantic were $0 for the period June 1, 2008 through December 31, 2008 and the actual fees received by  Citi were $0 for the period January 1, 2008 through May 31, 2008. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Accounting Fee	Accounting Fee Waived	Accounting Fee Retained
Year Ended December 31, 2008	$0	$0	$0
Year Ended December 31, 2007	$20,918	$0	$20,918
Year Ended December 31, 2006	$40,898	$0	$40,898

Table 5 – Commissions

The following table shows the aggregate brokerage commissions of the Fund. The data is for the past three fiscal years.

	Total Brokerage Commissions ($)	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund or Adviser	% of Brokerage Commissions Paid to an Affiliate of the Fund or Adviser	% of Transactions Executed by an Affiliate of the Fund or Adviser
Year Ended December 31, 2008	$488,222	$0	0%	0%
Year Ended December 31, 2007	$415, 6833	$04	0%	0%
Year Ended December 31, 2006	$455,542	$34,576	7.6%	7.6%

Table 6 – Directed Brokerage

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

	Broker	Amount Directed	Amount of Commissions Generated
Year Ended December 31, 2008	N/A	$0	$0
Year Ended December 31, 2007	N/A	$0	$0
Year Ended December 31, 2006	N/A	$0	$0

Table 7 – Securities of Regular Brokers or Dealers

The following tables list the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal period and the aggregate value of the Fund’s holdings of those securities as of the last day of the Fund’s most recent fiscal period.

Regular Broker or Dealer	Value Held
N/A	N/A

3 The increase in “Total Brokerage Commissions” paid is due to an increase in the Fund’s assets under management.

4 The decline in “Total Brokerage Commissions Paid to an Affiliate of the Fund or Adviser” is due to the fact that the Adviser is no longer affiliated with Adams, Harkness and Hill.

Table 8 – 5% Shareholders

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of  April 20 , 200 9 .

Name and Address	% of Fund
National Financial Services Corp. 200 Liberty Street One World Financial Center NY5D New York, NY 10281	48.32%
Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	28.91%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	7.39%

Appendix C – Proxy Voting Procedures

FORUM FUNDS

POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

July 31, 2003
As Amended September 14, 2004

SECTION 1.  PURPOSE

Shareholders of the various series of Forum Funds (the “Trust”) expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a “Fund”).  The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.

This document describes the Policies and Procedures for Voting Proxies (“Policies”) received from issuers whose voting securities are held by each Fund.

SECTION 2.  RESPONSIBILITIES

(A)           Adviser.  Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an “Adviser”).  These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services.  To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund’s investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.
The Adviser shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”).

(B)          Proxy Manager.  The Trust will appoint a proxy manager (the “Proxy Manager”), who shall be an officer of the Trust.   The Proxy Manager shall oversee compliance by each Adviser and the Trust’s other service providers with these Policies.  The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures.  The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

SECTION 3.  Scope

These Policies summarize the Trust’s positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund’s shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise.  Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases.  For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4.  POLICIES AND PROCEDURES FOR VOTING PROXIES

(A)           General

(1)           Use of Adviser Proxy Voting Guidelines or Proxy Voting Service.  If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote the Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the Fund’s Registration Statement (considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

(2) Independence.  The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser.  The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

(3) Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B)           Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

1.  Election of Directors.  Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors.  Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

2.  Appointment of Auditors.  Management recommendations will generally be supported.

3.  Changes in State of Incorporation or Capital Structure.  Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.  Proposals to increase authorized common stock should be examined on a case-by-case basis.  If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

C.  Non-Routine Matters

(1)           Corporate Restructurings, Mergers and Acquisitions.  These proposals should be examined on a case-by-case basis.

(2)           Proposals Affecting Shareholder Rights.  Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3)           Anti-takeover Issues.  Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4)           Executive Compensation.  Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5)           Social and Political Issues.  These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D)           CONFLICTS OF INTEREST

Each Adviser is responsible for maintaining procedures to identify conflicts of interest.  The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser.  A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of the Fund, then the Adviser shall contact the Chairman of the Board.  In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals.  The Adviser will vote the proposal according the determination and maintain records relating to this process.

(E)           Abstention

The Trust may abstain from voting proxies in certain circumstances.  The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund’s shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund’s investment in the issuer.

AH Lisanti Capital Growth, LLC

 POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

I.           Introduction

These Policies and Procedures for Shareholder Voting have been adopted by AH Lisanti Capital Growth, LLC (hereafter referred to as “AH Lisanti”) with respect to the voting of proxies on behalf of the accounts and investment companies (“clients”) over which AH Lisanti has discretionary voting authority.  In voting proxies, it is the policy of AH Lisanti to ensure that proxies are voted in a manner that is consistent with the best interests of its clients, to provide its clients with proxy voting policies and procedures upon request and to ensure information is maintained regarding how the firm voted with respect to client securities.

II.           Proxy Voting

In those circumstances in which AH Lisanti has proxy voting authority for clients, AH Lisanti uses an independent proxy voting service, Institutional Shareholder Services, Inc. (ISS) to research, recommend and vote proxies in accordance with the ISS Proxy Voting Guidelines as set forth in the attached Exhibit A.  Personnel at AH Lisanti monitor the recommendations made by ISS and have the ability to change the vote if the recommendation is determined to not be in the best interest of a client.  These recommendations are carefully reviewed by the AH Lisanti portfolio management team and in-house researchers for appropriate action or no action (meaning the ISS recommendation would be used).   Any override of an ISS recommendation would occur only when AH Lisanti believes that it would be in the best interest of the client to do so.   Such a change, and the reasoning behind it, would be documented appropriately.

With respect to investment company proxies, ISS Proxy Voting Guidelines recommend voting against the following proposals: (1) changing a fundamental investment objective to nonfundamental, (2) authorizing the board to hire and terminate subadvisers without shareholder approval, and (3) changes to the charter document.  With respect to board of directors’ issues, the ISS Proxy Voting Guidelines recommend voting against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence.  These recommendations are not consistent with Adams Harkness Small Cap Growth Fund’s (the “Fund”) standard practices and AH Lisanti will vote on these issues on a case-by-case basis on behalf of the Fund.

III.           Conflicts of Interest

AH Lisanti recognizes that under certain circumstances a conflict of interest may arise in voting proxies on behalf of a client.  A “conflict of interest” means any circumstance when AH Lisanti (including officers and employees) knowingly does business with (e.g., manages the issuer’s assets, administers the issuers employee benefit plan) or receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore may appear to have a conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted.  If AH Lisanti believes that it has a conflict of interest with respect to voting proxies on behalf of the Fund, it will refer the proposal to the Chairman of the Fund for a determination.  AH Lisanti will vote the proposal according to the Independent Chairman’s determination and maintain records relating to this process.

IV.           Abstention

AH Lisanti may abstain from voting proxies in certain circumstances.  AH Lisanti may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best interest of the shareholder, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when costs to shareholder to effect a vote would be uneconomic relative to the value of the shareholders investment in the issuer.

V.           Recordkeeping

AH Lisanti will maintain files relating to its proxy voting policies and procedures.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with the records for the first two years kept in AH Lisanti’s principal office.  Records of the following will be included in the files: (i) copies of AH Lisanti’s proxy voting policies and procedures, and any amendments; (ii) copies of any documents AH Lisanti created that were material to making a decision how to vote proxies, or that memorialize that decision; and (iii) copies of each written client request for information on how AH Lisanti voted the client’s proxies.  AH Lisanti will rely on ISS to maintain, on AH Lisanti’s behalf, proxy statements received regarding client securities and records of votes cast on behalf of clients.

VI.           Disclosure

AH Lisanti will disclose in its Form ADV Part II that its clients may contact AH Lisanti by a toll-free number to obtain information on how AH Lisanti voted such client’s proxies and to request a copy of these policies and procedures.  Further, a concise summary of these Policies and Procedures for Shareholder Voting will be included in AH Lisanti’s Form ADV Part II, and will be updated whenever the policies and procedures are amended.

Exhibit A provides an overview of how ISS votes proxies on behalf of AH Lisanti.  They are guidelines and are not exhaustive of all of the issues that may come before AH Lisanti.  Therefore, there may be cases in which the final vote cast on a particular issue before a company’s shareholders varies from, or may be inconsistent with, the guidelines due to a close examination of the merits of the proposal and consideration of recent and company-specific information.  Any vote will be in the best interest of our clients.

Exhibit A
ISS Proxy Voting Guidelines

1.           Operational Items

Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

2.           Board of Directors

Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board.  However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse
•	Implement or renew a dead-hand or modified dead-hand poison pill
•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding
•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
•	Failed to act on takeover offers where the majority of the shareholders tendered their shares
•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
•	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
•	Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

•	Are inside directors or affiliated outside directors and the full board is less than majority independent
•	Sit on more than six public company boards

Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis on the extent that shareholders have access to the board through their own nominations.

Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
•	Only if the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications.  Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)
Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as counterbalancing governance structure.  This should include all of the following:

•
Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties.  (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director).

•	Two-thirds independent board
•	All-independent key committees
•	Established governance guidelines

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access
Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.  While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3.           Proxy Contests

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
•	Long-term financial performance of the target company relative to its industry; management’s track record
•	Background to the proxy contest
•	Qualifications of director nominees (both slates)
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4.           Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.

5.           Mergers and Corporate Restructurings

Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
•	Purchase price
•	Fairness opinion
•	Financial and strategic benefits
•	How the deal was negotiated
•	Conflicts of interest
•	Other alternatives for the business
•	Noncompletion risk.

•	Asset Sales
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
•	Impact on the balance sheet/working capital
•	Potential elimination of diseconomies
•	Anticipated financial and operating benefits
•	Anticipated use of funds
•	Value received for the asset
•	Fairness opinion
•	How the deal was negotiated
•	Conflicts of interest.

Bundled Proposals
Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.  In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities
Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
•	Dilution to existing shareholders' position
•	Terms of the offer
•	Financial issues
•	Management's efforts to pursue other alternatives
•	Control issues
•	Conflicts of interest.
Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
•	The reasons for the change
•	Any financial or tax benefits
•	Regulatory benefits
•	Increases in capital structure
•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
•	Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
•	Prospects of the combined company, anticipated financial and operating benefits
•	Offer price
•	Fairness opinion
•	How the deal was negotiated
•	Changes in corporate governance
•	Change in the capital structure
•	Conflicts of interest.

Private Placements/Warrants/Convertible Debentures
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
•	Tax and regulatory advantages
•	Planned use of the sale proceeds
•	Valuation of spinoff
•	Fairness opinion
•	Benefits to the parent company
•	Conflicts of interest
•	Managerial incentives
•	Corporate governance changes
•	Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.           State of Incorporation

Control Share Acquisition Provisions
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions
Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions
Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions
Vote FOR proposals to opt out of state freezeout provisions.

Greenmail
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY- CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7.           Capital Structure

Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights.  In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.           Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:
•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
•	Cash compensation, and
•	Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.
Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.  Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based.  A decrease in performance is based on negative one- and three-year total shareholder returns.  An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.  Also WITHHOLD votes from the Compensation Committee members.

Director Compensation
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans
Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation.

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST employee stock purchase plans where any of the following apply:
•	Purchase price is less than 85 percent of fair market value, or
•	Offering period is greater than 27 months, or
•	The number of shares allocated to the plan is more than ten percent of the outstanding shares

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BYCASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options
Vote CASE-BY-CASE on shareholder proposals advocating the use of performance based stock options (indexed, premium-priced, and performance-vested options), taking into account:
•	The proposal is overly restrictive (e.g., it mandates that all awards to employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)
•	The company demonstrates that it is using a substantial portion of performance based awards for its top executives

Golden Parachutes and Executive Severance Agreements
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
•	The parachute should be less attractive than an ongoing employment opportunity with the firm
•	The triggering mechanism should be beyond the control of management
•	The amount should not exceed three times base salary plus guaranteed benefits

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9.           Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
•	The availability and feasibility of alternatives to animal testing to ensure product safety, and
•	The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:
•	The company has already published a set of animal welfare standards and monitors compliance
•	The company’s standards are comparable to or better than those of peer firms, and
•	There are no serious controversies surrounding the company’s treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•	Whether the proposal focuses on a specific drug and region
•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
•	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending
•	Whether the company already limits price increases of its products
•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
•	The extent that peer companies implement price restraints

Genetically Modified Foods
Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of genetically engineered (GE) ingredients/seeds, taking into account:
•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution
•	The quality of the company’s disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure
•	The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

GENETICALLY ENGINEERED FOODS – FEASIBILITY OF LABELING

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:
•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution
•	The quality of the company’s disclosure on GE product labeling and related voluntary initiative and how this disclosure compares with peer company disclosure
•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs
•	Any voluntary labeling initiative undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution
•	The quality of the company’s disclosure risks related to GE product use and how this disclosure compares with peer company disclosure
•	The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products.  Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns
Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:

•	The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees
•	The company’s existing healthcare policies, including benefits and healthcare access for local workers
•	Company donations to healthcare providers in the region

Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria pandemic in Africa and other developing countries, taking into account:

•	The company’s actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations
•	The company’s initiatives in this regard compared to those of peer companies

Predatory Lending
Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
•	Whether the company has adequately disclosed the financial risks of its subprime business
•	Whether the company has been subject to violations of lending laws or serious lending controversies
•	Peer companies’ policies to prevent abusive lending practices.

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
•	Whether the company complies with all local ordinances and regulations
•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness
•	The risk of any health-related liabilities.

Advertising to youth:
•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
•	Whether the company has gone as far as peers in restricting advertising
•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
•	Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:
•	The percentage of the company’s business affected
•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:
•	The percentage of the company’s business affected
•	The feasibility of a spinoff
•	Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•	Whether there are publicly available environmental impact reports;
•	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
•	The current status of legislation regarding drilling in ANWR.

CERES Principles
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
•	Environmentally conscious practices of peer companies, including endorsement of CERES
•	Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK PROPOSALS

Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:
•	Approximate costs of complying with current or proposed environmental laws
•	Steps company is taking to reduce greenhouse gasses or other environmental pollutants
•	Measurements of the company’s emissions levels
•	Reduction targets or goals for environmental pollutants including greenhouse gasses

Environmental Reports
Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming
Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•	The company’s level of disclosure lags that of its competitors, or
•	The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are recycling
•	The timetable prescribed by the proposal
•	The costs and methods of implementation
•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are switching from fossil fuels to cleaner sources
•	The timetable and specific action prescribed by the proposal
•	The costs of implementation
•	The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

Sustainability Report
Generally vote FOR proposals requesting the company report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:
•	A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or
•	A report based on Global Reporting Initiative (GRI) or similar guidelines.
Vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless
•	The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines
•	The company has publicly committed to using the GRI format by a specific date

GENERAL CORPORATE ISSUES

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay
•	The degree that social performance is already included in the company’s pay structure and disclosed
•	The degree that social performance is used by peer companies in setting pay
•	Violations or complaints filed against the company relating to the particular social performance measure

•	Artificial limits sought by the proposal, such as freezing or capping executive pay
•	Independence of the compensation committee
•	Current company pay levels.

Charitable/Political Contributions
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities, and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions.  Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions.  Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

China Principles
Vote AGAINST proposals to implement the China Principles unless:
•	There are serious controversies surrounding the company’s China operations, and
•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports
Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country
•	The company’s workplace code of conduct
•	Proprietary and confidential information involved
•	Company compliance with U.S. regulations on investing in the country
•	Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
•	Agreements with foreign suppliers to meet certain workplace standards

•	Whether company and vendor facilities are monitored and how
•	Company participation in fair labor organizations
•	Type of business
•	Proportion of business conducted overseas
•	Countries of operation with known human rights abuses
•	Whether the company has been recently involved in significant labor and human rights controversies or violations
•	Peer company standards and practices
•	Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations
•	The company has no recent human rights controversies or violations, or
•	The company already publicly discloses information on its vendor standards compliance.

MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989
•	Company antidiscrimination policies that already exceed the legal requirements
•	The cost and feasibility of adopting all nine principles
•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
•	The potential for charges of reverse discrimination
•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
•	The level of the company’s investment in Northern Ireland
•	The number of company employees in Northern Ireland
•	The degree that industry peers have adopted the MacBride Principles
•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
•	Whether the company has in the past manufactured landmine components
•	Whether the company’s peers have renounced future production
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
•	What weapons classifications the proponent views as cluster bombs
•	Whether the company currently or in the past has manufactured cluster bombs or their components
•	The percentage of revenue derived from cluster bomb manufacture
•	Whether the company’s peers have renounced future production

Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in Nations Sponsoring Terrorism (Iran)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company’s financial and reputational risks from its operations in Iran, taking into account current disclosure on:
•	The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption
•	Compliance with U.S. sanctions and laws

Spaced-Based Weaponization
Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•	The information is already publicly available or
•	The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity
Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business or
•	The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity
•	Comparison with peer companies
•	Established process for improving board diversity
•	Existence of independent nominating committee
•	Use of outside search firm
•	History of EEO violations.

Equal Employment Opportunity (EEO)
Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

•	The company has well-documented equal opportunity programs
•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling
Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive
•	The company has well-documented programs addressing diversity initiatives and leadership development
•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation
Vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.
Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.           Mutual Fund Proxies

Election of Directors
Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds; attendance at board and committee meetings.

Votes should be withheld from directors who:
•
Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding
•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
•	Are interested directors and sit on the audit or nominating committee, or
•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Convert Closed-end Fund to Open-end Fund
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity and votes on related proposals.

Proxy Contests
Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:
•	Past performance relative to its peers
•	Market in which fund invests
•	Measures taken by the board to address the issues
•	Past shareholder activism, board activity, and votes on related proposals
•	Strategy of the incumbents versus the dissidents
•	Independence of directors
•	Experience and skills of director candidates
•	Governance profile of the company
•	Evidence of management entrenchment

Investment Advisory Agreements
Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
•	Proposed and current fee schedules
•	Fund category/investment objective
•	Performance benchmarks
•	Share price performance compared to peers
•	Resulting fees relative to peers
•	Assignments (where the advisor undergoes a change of control).

Approve New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for antitakeover purposes.

1940 Act Policies
Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.
Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental Restriction
Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Change Proposals
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

Change in Fund's Subclassification
Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry.

Disposition of Assets/Termination/Liquidation
Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company, the fund’s past performance, and terms of the liquidation.

Changes to the Charter Document
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
•	The degree of change implied by the proposal
•	The efficiencies that could result
•	The state of incorporation
•	Regulatory standards and implications.

Vote AGAINST any of the following changes:
•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
•	Removal of shareholder approval requirement for amendments to the new declaration of trust
•
Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
•	Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund’s Domicile
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: regulations of both states, required fundamental policies of both states, and increased flexibility available.

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements
Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives, the proposed distributor’s reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure, performance of both funds, continuity of management personnel and changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Advisor
Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund’s NAV, the fund’s history of shareholder relations, and the performance of other funds under the advisor’s management.

Statement of Additional Information

May 1, 200 9

Investment Adviser

Polaris Capital Management, LLC
125 Summer Street
Boston, MA  02110

Account Information and Shareholder Services:

Attn: Transfer Agent
Atlantic Fund Administration, LLC
P.O. Box 588
Portland, Maine 04112
(888) 263-5594

www.polarisfunds.com

Polaris Global Value Fund

This Statement of Additional Information (“SAI”) supplements the Prospectus dated May 1, 200 9 , as may be amended from time to time, offering shares of Polaris Global Value Fund (the “Fund”), a separate series of Forum Funds, a registered, open-end management investment company (the “Trust”).  This SAI is not a prospectus and should only be read in conjunction with the Prospectus.  You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC at the address or telephone number listed above. You may also obtain the Prospectus on the Fund’s website listed above.

Financial statements for the Fund for the fiscal year ended December 31, 200 8 are included in the Annual Report to shareholders and are incorporated by reference into , and legally are a part of, this SAI. Copies of the Annual Report may be obtained, without charge, upon request by contacting Atlantic Fund Administration, LLC at the address , telephone number or website listed above.

Glossary	1
Investment Policies and Risks	2
Investment Limitations	1 2
Management	13
Portfolio Transactions	20
Purchase and Redemption Information	24
Taxation	25
Other Matters	29
Appendix A – Description of Securities Ratings	A-1
Appendix B – Miscellaneous Tables	B-1
Appendix C – Proxy Voting Procedures	C-1

Glossary

As used in this SAI, the following terms have the meanings listed.

“Accountant” means Atlantic .

“Administrator” means Atlantic .

“Adviser” means Polaris Capital Management, LLC

“Atlantic” means Atlantic Fund Administration, LLC.

“Board” means the Board of Trustees of the Trust.

“Code” means the Internal Revenue Code of 1986, as amended, the rules thereunder, IRS interpretations and any private letter rulings or similar authority upon which the Fund may   rely

“CFTC” means Commodity Futures Trading Commission.

“Custodian” means Citibank, N.A.

“Distributor” means Foreside Fund Services, LLC

“Fitch” means Fitch Ratings.

“Fund” means Polaris Global Value Fund.

“Independent Trustee” means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means the U.S. Internal Revenue Service.

“Moody’s” means Moody’s Investors Service , Inc .

“NRSRO” means a nationally recognized statistical rating organization.

“NYSE” means New York Stock Exchange.

“NAV” means net asset value per share.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s, a Division of the McGraw Hill Companies.

“Transfer Agent” means Atlantic Shareholder Services, LLC .

“Trust” means Forum Funds.

“U.S.” means United States.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended, and including rules and regulations as promulgated thereunder

“1934 Act” means the Securities Exchange Act of 1934, as amended, and including rules and regulations as promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, and including rules and regulations, SEC interpretations and any exemptive orders or interpretive relief, promulgated  thereunder.

Investment Policies and Risks

The Fund is a diversified series of the Trust.  This section discusses in greater detail than the Fund’s Prospectus certain investments that the Fund may make. Please see the Prospectus for a discussion of the principal policies and risks of investing in the Fund.

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money.  Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.  Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected,  and it is uncertain whether or for how long these conditions could continue.  The U.S. Government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide.  This reduction liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples.  It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices.  These events and possible continued market turbulence may have an adverse effect on the Fund.

1.  Security Ratings Information

The Fund’s investments in convertible securities are subject to the credit risk relating to the financial condition of the issuers of the convertible securities that the Fund holds.  Moody’s, S&P, and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities.  A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI.  Unrated securities may not be as actively traded as rated securities.

The Fund may use these ratings to determine whether to purchase, sell, or hold a security.  Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices.  If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation.  Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings.  An issuer’s current financial condition may be better or worse than a rating indicates.

2.  Common and Preferred Stock

General.  Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends.  Dividends on common stock are not fixed but are declared at the discretion of the issuer.  Common stock generally represents the riskiest investment in a company.  In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer.  Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Risks.  The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease.  Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.  Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments.  The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.  If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

3.  Fixed Income Securities

Although the Fund intends to be fully invested in equity securities, pending investment of cash balances or in certain other circumstances, the Fund may invest in the following types of fixed income securities:

Money Market Instruments and Other Securities.  The Fund may invest in U.S. dollar and non-U.S. dollar denominated money market instruments and other securities, including debt obligations issued by the U.S. and foreign national, provincial, state or municipal governments or their political subdivisions.  The Fund may also invest in (1) money market instruments and other securities issued by international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (2) non-dollar securities issued by the U.S. government; and (4) foreign corporations.  Money market instruments in which the Fund may invest includes short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers’ acceptance, and other short-term liquid instruments.

Government Securities.  The Fund may invest in U.S. and foreign government securities.  U.S. government securities include securities issued by the U.S. Treasury and by U.S. government agencies and instrumentalities.  U.S. government securities may be supported by the full faith and credit of the U.S. (such as the mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. government securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment.  No assurance can be given that the U.S. government would provide support if it were not obligated to do so by law.  Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Foreign government securities may include direct obligations, as well as obligations guaranteed by the foreign government.

Corporate Debt Obligations.  The Fund may invest in U.S. and foreign corporate debt obligations.  Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments.  These instruments are used by companies to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.  Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.  The Fund may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Euro bonds).

The Fund may also invest in lower-rated or high-yield corporate debt obligations (commonly known as “junk bonds”).  Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s.  Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.  Junk bonds generally offer a higher current yield than that available for higher-grade debt obligations.  However, lower-rated debt obligations involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.

Variable Amount Master Demand Notes.  Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria.  All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

Variable and Floating Rate Securities. The Fund may invest in variable and floating rate securities.  Fixed income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. government securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice.  These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument.  The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity.  The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Financial Institution Obligations. The Fund may invest in financial institution obligations. Obligations of financial institutions include certificates of deposit, bankers’ acceptances, time deposits and other short-term debt obligations.  Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period.  Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund’s performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund portfolio’s right to transfer a beneficial interest in the deposits to third parties.

Risks

General. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates.  There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates.  All fixed income securities, including U.S. government securities, can change in value when there is a change in interest rates.  Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s fixed income securities.  As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund’s investment portfolio are paid in full at maturity.  In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Under normal conditions, fixed income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed income securities.  Bankruptcy, litigation or other conditions may impair an issuer’s ability to pay, when due, the principal of and interest on its fixed income securities.

Credit.  The Fund’s investment in fixed income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds.  The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities.  These securities also have greater risk of default or price changes due to changes in the issuers’ creditworthiness than do higher quality securities.  The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold.  In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.  Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of the Adviser to do so.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities.  A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI.  The Adviser may use these ratings to determine whether to purchase, sell or hold a security.  Ratings are general and are not absolute standards of quality.  Securities with the same maturity, interest rate and rating may have different market prices.  If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.   The rating of an issuer is a rating agency’s view of potential developments related to the issuer and may not necessarily reflect actual outcomes.   Also, rating agencies may fail to make timely changes in credit ratings.  An issuer’s current financial condition may be better or worse than a rating indicates.

Foreign Investment Risk.  The Fund may invest in foreign securities.  Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers.  All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you.  Foreign brokerage commissions and custody fees are generally higher than those in the U.S.  Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and therefore, less information may be available about foreign companies than is available about comparable U.S. companies.  Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution.  Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

4.  Convertible Securities

General.  Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Risks. Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock.  Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile.  Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not.  The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

5.  Warrants

General.  Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance.  Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.  The Fund will limit its purchase of warrants to not more than 5% of the value of its total assets.

Risks.  Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise.  If the warrant is not exercised within the specified time period, it becomes worthless.

6.  Depositary Receipts

General.  The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”).  ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets.  The Fund invests in depositary receipts in order to obtain exposure to foreign securities markets.

Risks.  Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depository receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

7.  Foreign Currency Transactions

General. Investments in foreign companies will usually involve currencies of foreign countries.  The Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs.  The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract.  A forward currency contract  (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  Forward contracts are considered “derivatives”  -- financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).  The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract.  In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities.  The Fund does not intend to enter into forward contracts on a regular or continuing basis and the Fund will not enter these contracts for speculative purposes.  The Fund will not have more than 25% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract.  If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency.  The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

Risks.  Foreign currency transactions involve certain costs and risks.  The Fund incurs foreign exchange expenses in converting assets from one currency to another.  Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements.  The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.  The precise matching of forward contract amounts and the value of the securities involved is generally not possible.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency.  The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.  There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

8.  Options and Futures

General.

The Fund may write covered call options in an attempt to enhance returns, or partially reduce the impact of a decline in the value of the Fund’s long positions. In addition, to hedge against a decline in the value of securities owned by the Fund, or an increase in the price of securities that the Fund plans to purchase, the Fund may purchase, or write, covered options on equity securities, currencies and stock-related indices. The Fund may also invest in stock index and foreign currency futures contracts, purchase options on such contracts and write covered options on such contracts. The Fund will only purchase and write options (a) that are traded on a domestic or international options exchange or in the over-the-counter market, or (b) when the Adviser believes that a liquid secondary market for the option exists. Further, the Fund may only sell a put option as a closing transaction.

Options on Securities.  A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price.  A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price.  The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Stock Indices.  A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index.  Stock index options operate in the same way as the more traditional options on securities except that stock index options are settled exclusively in cash and do not involve delivery of securities.  Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

Options on Foreign Currency.  Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option.  The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots.  To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that can not be reflected in the options markets.

Options on Futures.  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security or currency, at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Currency Futures and Index Futures Contracts.  A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or a currency, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed upon price.  An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and the price designated by the futures contract.  No physical delivery of the securities comprising the index is made.  Generally, currency and index futures contracts are closed out prior to the expiration date of the contracts.

Risks of Options and Futures Transactions. There are certain investment risks associated with options and futures transactions.  These risks include: (1) dependence on the Adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund’s ability to limit exposures by closing its positions.  The potential loss to the Fund from investing in certain types of futures transactions is unlimited.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund.  In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day.  The Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price.  There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.  The Fund may invest in various futures contracts that are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist.  The Fund’s activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund’s yield.

Limits on Options and Futures.

The Fund will not use leverage in its hedging strategy. The Fund will not hedge more than 90% of its total assets by selling futures contracts, buying put options and writing call options. In addition, the Fund will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund’s total assets and will not purchase call options if the value of purchased call options would exceed 25% of the Fund’s total assets.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as pool operator under that Act.

9.  Leverage Transactions

General. The Fund may use leverage to increase potential returns.  Leverage involves special risks and may involve speculative investment techniques.  Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments.  Leverage transactions include borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, and purchasing securities on a when-issued, delayed delivery or forward commitment basis.  The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

Borrowing and Reverse Repurchase Agreements. The Fund may borrow money from a bank in amounts up to 33 1/3% of the Fund’s total assets.  The Fund will generally borrow money to increase its returns.  Typically, if a security purchased with borrowed funds increases in value, the Fund may sell the security, repay the loan, and secure a profit.  The Fund may also enter into reverse repurchase agreements.  A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities.  An investment of the Fund’s assets in reverse repurchase agreements will increase the volatility of the Fund’s NAV.  A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or is one of the largest 100 commercial banks in the United States.

Senior Securities .   Pursuant to Section 18(f)(1) of the 1940 Act, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within 3 days, to an extent that the assets coverage shall be at least 300%.

Securities Lending and Repurchase Agreements. The Fund has not loaned securities in the past but may do so in the future.  The Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. The Fund may pay fees to arrange for securities loans.  Repurchase agreements are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later.  If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.  Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.  In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan.  The Fund may share the interest it receives on the collateral securities with the borrower.  The terms of the Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.  Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a “when-issued” basis (including delayed delivery basis) and may purchase or sell securities on a “forward commitment” basis.  When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date.  Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated.  During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction.  At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.  No when-issued or forward commitments will be made by the fund if, as a result, more than 10% of the Fund’s total assets would be committed to such transactions.

Short Sales. The Fund may sell a security which it does not own in anticipation of a decline in the market value of that security.  To sell short, the Fund will borrow the security from a broker, sell it and maintain the proceeds of the transaction in its brokerage account.  The broker will charge the Fund interest during the period it borrows the security.  The Fund may close the short sale by purchasing the security in the open market at the market price.  If the proceeds received from the short sale (less the interest charges) exceed the amount paid for the security, the Fund will incur a gain on the transaction. If the proceeds received from the short sale (less the interest charges) are less than the amount paid for the security, the Fund will incur a loss on the transaction.

Risks. Leverage creates the risk of magnified capital losses.  Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund’s securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash.  So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged.  Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested.  To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.  In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Assets. In order to attempt to reduce the risks involved in various transactions involving leverage, the Custodian, to the extent required by applicable rules or guidelines, will designate on the Fund’s books, or maintain in a segregated account, cash and liquid assets . The assets' value, which will be marked to market daily, will be at least equal to the Fund's commitments under these transactions.

Segregated a ssets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Commodity Pool Operator.

The Trust, on behalf of the Fund, has filed a notice with the National Futures Association claiming exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "Act") and therefore the Fund is not subject to registration or regulation as a commodity pool operator under the Act.

10.  Illiquid and Restricted Securities

General. The Fund will not invest more than 15% of its net assets (taken at current value) in illiquid securities.

The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.  Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”).

Risks. Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay.  The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests.  There can be no assurance that a liquid market will exist for any security at any particular time.  Any security, including securities determined by the Adviser to be liquid, can become illiquid.

Determination of Liquidity. The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board.  The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board.  The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities.  Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security.  If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

11.  Foreign Securities

The Fund may invest in foreign securities.  Although the Adviser currently intends to invest the Fund’s assets in issuers located in at least five countries, there is no limit on the amount of the Fund’s assets that may be invested in issuers located in any one country or region.  To the extent that the Fund has concentrated its investments in issuers located in any one country or region, the Fund is more susceptible to factors adversely affecting the economy of that country or region than if the Fund was invested in a more geographically diverse portfolio.  Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers.  All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (4) and changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

The Fund may also invest in participatory notes (commonly known as P-notes), which are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses. These securities are not registered with the Securities and Exchange Board of India. The risks of investing in participatory notes are similar to those discussed above with respect to foreign securities in general.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you.  Some foreign brokerage commissions and custody fees are higher than those in the United States.  Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies.  Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Market timing activities may result in price differentials that may in turn be reflected in the NAV of the Fund's shares. Foreign markets typically close prior to the Fund’s calculation of its NAV, and the Fund generally prices its foreign securities using the closing prices from those foreign markets in which the Fund’s foreign securities are traded. Events may occur after the close of a foreign market but before the Fund prices its shares. As a result, the foreign market pricing may be affected.   The Fund may fair value foreign securities in such instances. However, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares. The Fund cannot assure that fair valuation of its foreign securities can reduce or eliminate the risks associated with market timing.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution.  Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

12.  Temporary Defensive Position

The Fund may assume a temporary defensive position and may invest without limit in cash and prime quality money market instruments.  Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.
Money market instruments usually have maturities of one year or less and fixed rates of return.  The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

13.  Investment Company Securities

1. Open-End and Closed-End Investment Companies

General. The Fund may invest in other open-end and closed-end investment companies consistent with the Fund’s investment objectives and strategies. The Fund may also invest in money market mutual funds, pending investment of cash balances. The Fund will limit its investment in the securities of other open-end and closed-end investment companies to the extent permitted by the 1940 Act. With certain exceptions, such provisions generally permit the Fund to invest up to 5% of its assets in another investment company, up to 10% of its assets in investment companies generally and to hold up to 3% of the shares of another investment company. The Fund’s investment in other investment companies may include money market mutual funds, which are not subject to the percentage limitations set forth above.

Risks. The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled “Investment Policies and Risks – Foreign Securities” above.

2. Exchange-Traded Funds

General.   The Fund may invest in exchange-traded funds (“ETFs”). ETFs are investment companies whose securities may be bought and sold on a national securities exchange.  Most ETFs are designed to track a particular market segment or index.

Risks.   The risks of owning an ETF generally reflect the risks of owning the underlying market segment or index it is designed to track. Lack of liquidity in an ETF, however, could result in it being more volatile than the underlying portfolio of securities. In addition, the Fund will incur expenses in connection with investing in ETFs that may increase the cost of investing in the ETF versus the cost of directly owning the securities in the ETF.

1 4 .  Core and Gateway®

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure.  A fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders.  The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

Investment Limitations

Except as required by the 1940 Act or the Code, such as with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund’s investment objective, cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.  A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

1.  Fundamental Limitations

The Fund has adopted the following investment limitations, that cannot be changed by the Board without shareholder approval.  The Fund may not:

Borrowing Money. Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.  The following are not subject to this limitation to the extent they are fully collateralized:  (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements and (3) dollar-roll transactions.

Concentration. Purchase securities, other than U.S. Government Securities, repurchase agreements covering U.S. Government Securities or securities of other regulated investment companies, if, immediately after each purchase, more than 25% of the Fund’s total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

For purposes of determining industry concentration: (1) there is no limit on investments in tax-exempt securities issued by the states, territories or possessions of the United States or foreign government securities; and (2) the Fund treats the assets of investment companies in which it invests as its own except to the extent that the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act.

Diversification.  With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Fund’s total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than l0% of the outstanding voting securities of any single issuer.

Underwriting Activities. Underwrite (as that term is defined in the 1933 Act) securities issued by other persons except, to the extent that in connection with the disposition of the Fund’s assets, the Fund may be deemed to be an underwriter.

Making Loans. Make loans to other parties.  For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

Purchases and Sales of Real Estate. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Purchases and Sales of Commodities. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Issuance of Senior Securities. Issue senior securities except to the extent permitted by the 1940 Act.

2.  Non-Fundamental Limitations

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval.  The Fund may not:

Pledges. Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness.  The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

Securities of Investment Companies. Invest in securities of another registered investment company, except to the extent permitted by the 1940 Act.

Short Sales. Enter into short sales if, as a result, more than 25% of the Fund’s total assets would be so invested or the Fund’s short positions (other than those positions “against the box”) would represent more than 2% of the outstanding voting securities of any single issuer or of any class of securities of any single issuer.

Illiquid Securities. Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable.  The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

Except as required by the 1940 Act, whenever an amended or restated investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested, such percentage limitation will be determined immediately after and as a result of the acquisition of such security or other asset.  Any subsequent change in values, assets or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies or limitations.

Management

1.  Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders.  The following table provides information about each Board member and certain officers of the Trust.  The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds.  Mr. Keffer is considered an Interested Trustee of the Trust due to his affiliation with Atlantic.  Each Trustee and officer holds office until the person resigns, is removed or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is: c/o Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise noted. Each Trustee oversees twenty-seven portfolios in the Fund Family. Mr. Keffer is also an interested Trustee/Director of Wintergreen Fund, Inc., another registered open-end investment company.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee , Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen LLP (law firm) 2002 – 2003; Partner, Thelen Reid & Priest LLP (law firm) from 1995 – 2002.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Trustee since 1989	Professor of Economics, Washington University ( effective 2006); Professor of Economics, University of California-Los Angeles 1992-2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit and Contracts Committee	Trustee since 1989	President, Technology Marketing Associates (marketing company for small - and medium - sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer 1 Born: 1942	Trustee; Chairman, Contracts Committee	Trustee since 1989
Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC ( “ Citigroup ” ) 2003 – 2005; President, Forum Financial Group, LLC (“Forum”)  (a fund services company acquired by Citibank, N.A. 1986-2003).

Officers
Stacey E. Hong Born: 196 6	President; Principal Executive Officer	Since 200 8
  President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services January 2007-September 2007; Elder Care, June 2005-December 2006; Director, Fund Accounting, Citigroup December 2003- May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group, April 1992-November 2003; Auditor, Ernst & Young May 1988- March 1992.

Karen Shaw Born: 197 2	Treasurer; Principal Financial Officer	Since 200 8
Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, December 2003-August 2004.

David Faherty Born: 19 70	Vice President	Since 200 9
February 2009 to present, Senior Counsel, Atlantic Fund Administration, LLC; from June 2007 through February 2009, Vice President, Citi Fund Services Ohio, Inc.;  from August 2006 through June 2007, Associate Counsel, Investors Bank & Trust Company; from January 2005 through September 2005, employee of FDIC; from September 1998 through January 2001, employee of IKON Office Solutions, Inc.

Lina Bhatnagar Born: 197 1	Secretary	Since 200 8
Senior Administration Specialist, Atlantic Fund Administration, LLC, since May 2008; Regulatory Administration Specialist, Citigroup June 2006-May 2008; Money Market/Short Term Trader, Wellington Management 1996-2002.

1 Since 1997, John Y. Keffer has been President and owner of Forum Trust, LLC. Atlantic Fund Administration, LLC is a subsidiary of Forum Trust, LLC.

2.           Trustee Ownership in the Fund and Family of Investment Companies

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 200 8	Aggregate Dollar Range of Ownership as of December 31, 200 8 in all Funds Overseen by Trustee in the Trust
Disinterested Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	None	Over $100,000
Interested Trustee
John Y. Keffer	None	None

3.           Ownership of Securities of the Adviser and Related Companies

As of December 31, 200 8 , no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser,  principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

4.           Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee , which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust’s Independent Trustees.  Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust.  It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls.   During the fiscal year ended December 31, 200 8 , the Audit Committee met seven times.

Nominating Committee.  The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust’s Independent Trustees.  Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board.  The Nominating Committee will not consider nominees for Trustees recommended by security holders.  During the fiscal year ended December 31, 200 8 , the Nominating Committee did not meet.

Valuation Committee. The Trust’s Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, and Parish, the Trust’s Principal Financial Officer ,  a representative of the Administrator and, if needed, a portfolio manger or a senior representative of the investment advisor to the Trust series holding securities that requir e fair valuation.  Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust’s policies and procedures for determining NAV of the share of the Trust’s series.  The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust’s series consistent with valuation procedures approved by the Board.  During the fiscal year ended December 31, 200 8 , the Valuation Committee met eight times.

Qualified Legal Compliance Committee.  The Trust’s Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust’s Independent Trustees.  The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust.  During the fiscal year ended December 31, 200 8 , the QLCC did not meet.

Contracts Committee.  The Contracts Committee, which meets when necessary, consists of all the Trustees.  The Contracts Committee reviews the Trust’s service provider contracts and fees in connection with their periodic approval.   During the fiscal year ended December 31, 200 8 , the Contracts Committee did not meet.

Compliance Committee.  The Compliance Committee, which meets when necessary, consists of all the Trustees and the Trust’s Chief Compliance Officer (“CCO”).  The Compliance Committee oversees the Trust’s CCO and any compliance matters that arise and relate to the Trust.  During the fiscal year ended December 31, 200 8 , the Compliance Committee did not meet.

5.  Compensation of Trustees and Officers

Each Independent Trustee is paid an annual retainer fee of $1 6 ,000 for service to the Trust ($ 20 ,000 for the Chairman).  In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,500 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication.  In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board committees.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his/her duties as a Trustee, including travel and related expenses incurred in attending Board meetings.  No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the compensation paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended December 31, 200 8 .

Trustee	Aggregate Compensation from Fund	Benefits & Retirement	Total Compensation from Trust
Costas Azariadis	$3,306	N/A	$32,500
James C. Cheng	$3,325	N/A	$33,000
John Y. Keffer	$224	N/A	$1,500
J. Michael Parish	$4,593	N/A	$45,500

6.  Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund.  The Adviser may also pay fees to certain brokers/dealers to have the Fund available for sale through such institutions as well as for certain shareholder services provided to customers purchasing Fund shares through such institutions.

Ownership of Adviser. The Adviser is a privately owned company controlled by Bernard R. Horn, Jr.

Information Concerning Accounts Managed by Portfolio Manager
As of December 31, 200 8 , Mr. Bernard R. Horn, Jr. advised or sub-advised three other mutual funds with net assets totaling $ 425 million . Mr. Horn managed or sub-advised fourteen other pooled investment vehicles with assets totaling $ 866 million and nineteen other accounts with assets totaling $ 378   million. As of December 31, 2008, none of the 3 6 other accounts managed or sub-advised by Mr. Horn paid a performance-based fee.

Conflicts of Interest.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, portfolio managers who manage multiple funds and/or other accounts are presented with the following conflicts:

•
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account.  The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.  To deal with these situations, the Adviser and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as mutual funds for which the Adviser acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Adviser may place separate, non-simultaneous transactions for a fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Manager
For the period ending December 31, 200 8 , Mr. Horn was compensated based on a fixed salary plus a bonus.  This bonus was based on the overall profitability of the Adviser based on assets under management.

Portfolio Manager Ownership in the Fund

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of December 31, 200 8
Bernard R. Horn, Jr.	Over $1,000,000

Fees. The Adviser’s fee is calculated as a percentage of the Fund’s average net assets.  The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund.  If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data are for the past three fiscal years.

Other Provisions of Advisory Agreement. The Adviser is not affiliated with Atlantic or any company affiliated with Atlantic . The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the agreement must be approved annually.  Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust regarding the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust.  The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

7.  Distributor

Distribution Services.

The Distributor (also known as principal underwriter) of the shares of the Fund is located at Three Canal Plaza , Portland, ME 04101.  The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority.

Under a D istribution A greement with the Trust dated March 31, 2009 , the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund.  The Distributor continually distributes shares of the Fund on a best effort basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” collectively, the “Financial Institutions”) for distribution of shares of the Fund. With respect to certain Financial Institutions and related Fund “supermarket” platform arrangements, the Fund and/or the Fund’s Adviser, rather than the Distributor, typically enter into such agreements (see also, “ P urchases through Financial institutions”). These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Financial Institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

During the Fund’s most recent fiscal year the Distributor did not receive compensation for its distribution services. As of March 31, 2009, the Adviser, at its expense, pays the Distributor a fee for certain distribution-related services for the Fund. Separately, employees of the Adviser may serve as registered representatives of the Distributor to facilitate the distribution of Fund shares.

8.  Other Fund Service Providers

A. Administrator, Accountant , Transfer Agent and Compliance Services

Atlantic Fund Administration, LLC and its subsidiaries (“Atlantic”) provide administration, fund accounting and transfer agency services to the Fund.  Atlantic is a subsidiary of Forum Trust, LLC.  Mr. John Keffer, a Trustee of the Trust, is the Chairman of Atlantic and is also the founder and a substantial owner of Forum Trust, LLC, the corporate parent of Atlantic.

Pursuant to the Atlantic Services Agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and po sitions for the previous month. The Adviser has agreed to reimburse the Fund for Atlantic’s fees pursuant to the Expense Limitation.

As administrator, Atlantic administers the Fund’s operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Fund’s investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund’s financial statements and tax returns.

The Atlantic Services Agreement with respect to the Fund continues in effect until terminated; provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Atlantic Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Fund on 120 days’ written notice to the other party. The Atlantic Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Atlantic Services Agreement, Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Atlantic Services Agreement. Under the Atlantic Services Agreement, Atlantic and certain related parties (such as Atlantic’s officers and persons who control Atlantic) are indemnified by the Fund against any and all claims and expenses related to the Atlantic’s actions or omissions that are consistent with Atlantic’s contractual standard of care. Under the Atlantic Services Agreement, in calculating the Fund’s NAV, Atlantic is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Atlantic Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to ½ of 1% or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Fund.

Atlantic, located at Three Canal Plaza, Portland, Maine 04101, serves as transfer agent and distribution paying agent for the Fund.  The transfer agent and distribution paying agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

Prior to June 2, 2008, Citigroup Fund Services, LLC (“Citi”) served as the Fund’s administrator and fund accountant, pursuant to its Account, Administration and Transfer Agency Services Agreement with the Trust dated April 20, 2007 (the “Citi Services Agreement”) on terms similar to those in the Atlantic Services Agreement.

Table 3 in Appendix B shows the dollar amount of the fees accrued by the Fund to Citi and Atlantic for administration services, the amount of fees waived by Citi and Atlantic for administration services and the actual fees received by Citi and Atlantic. The data is for the past three fiscal years.

Table 4 in Appendix B shows the dollar amount of the fees accrued by the Fund to Citi and Atlantic for Fund accounting services, the amount of fees waived by Citi and Atlantic, and the actual fees received by Citi and Atlantic. The data is for the past three fiscal years.

Atlantic provides a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO” and, with the PEO, “Certifying Officers”), Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Fund, as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to its Compliance Services Agreement (the “Atlantic Compliance Services Agreement”) with the Fund, on behalf of the Trust. For making available the CCO, AMLCO and Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Fund of (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), (ii) $5,000 per Fund, and (iii) an annual fee of 0.01% of the Fund’s average daily net assets, subject to an annual maximum of $20,000 per Fund.

The Atlantic Compliance Services Agreement with respect to the Fund continues in effect until terminated.  The Atlantic Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by Atlantic with respect to the Fund on 60 days’ written notice to the other party.  Notwithstanding the foregoing, the provisions of the Atlantic Compliance Services Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Atlantic Compliance Services Agreement, (1) Atlantic is not liable to the Fund or the Fund's shareholders for any act or omission, and (2) Atlantic and certain related parties ("Atlantic Indemnitees") are indemnified by the Fund against any and all claims and expenses related to an Atlantic Indemnitee's actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic's duties or by reason of reckless disregard of its obligations and duties under the Atlantic Compliance Services Agreement.

Prior to June 2, 2008 Foreside Compliance Services (“FCS”) provided Compliance Services to the Fund on terms similar to those in the Atlantic Compliance Services Agreement.

Table 2 in Appendix B shows the dollar amount of the fees paid to FCS and Atlantic for Compliance Services, the amount of the fee waived by FCS and Atlantic and the actual fees retained by FCS and Atlantic. The data is for the past three fiscal years.

Custodian.  Citibank, N.A. is the Custodian for the Fund and safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments.  The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets.  The Custodian is located at 388 Greenwich St., New York, New York 10013.

Legal Counsel   K&L Gates LLP , 1601 K Street N.W., Washington, DC 20006, serves as legal counsel to the Fund.

Independent Registered Public Accounting Firm.  Briggs, Bunting & Dougherty, LLP (“BBD”), 1835 Market Street, 26 th Floor, Philadelphia, PA 19103, is the independent registered public accounting firm for the Fund, providing audit services and, tax services. BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion. BBD also reviews certain regulatory filings of the Fund. .

Portfolio Transactions

1.  How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions.  In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers).  These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities.  There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected if: (1) the security is traded on an exchange, through brokers who charge commissions and (2) the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker.  In transactions on stock exchanges, commissions are negotiated.  When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers but, when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities from underwriters of the securities includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

2.  Commissions Paid

Table 5 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an y affiliate s of the Fund or the Adviser.   The data presented are for the past three fiscal years or since the Fund commenced operations. The data includes aggregate commissions paid to an affiliate of the Fund or the Adviser, if any.

3.  Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. The Fund has no obligation to deal with a specific broker or dealer in the execution of portfolio transactions.  Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser generally has the authority to select brokers and the applicant exercises this authority based upon the size of the order, the quality of clearance and custody services.  Clients of the Adviser may direct brokerage account activity in the management contract.

Services furnished by brokers may be used in servicing all client accounts even though all client accounts have not paid commissions to the broker providing such services.

The primary goal of the Adviser in choosing broker-dealers is to obtain executions at the most favorable commission rates in relation to the benefit received by its accounts.  To achieve this goal, the Adviser evaluates broker-dealers on the basis of their professional capabilities, the value and quality of their services and their comparative commission rates.  For this reason, the commission paid may not necessarily be the lowest available.

A broker-dealer may be selected because it provides research, as well as brokerage services, and such research may benefit numerous client accounts.  Such research may include, for example, historical price information for securities, reports on individual companies and business news retrieval.

The Adviser may purchase or sell the same securities at the same time for different clients.  No client account will be favored over any other, and all clients participating in the aggregate order shall receive an average share price with all other transaction costs shared on a pro-rata basis.  The Adviser will review its aggregation procedures annually to ensure that such procedures are adequate to prevent any account from being systematically disadvantaged as a result of the aggregation of orders.

In determining whether to accept non-brokerage services from broker-dealers, the Adviser evaluates the extent which such services will provide assistance in the investment decision-making process.  The Adviser does not have any procedures whereby a specific amount of brokerage is allocated to particular broker-dealers.

4.  Obtaining Research from Brokers

The Adviser has full brokerage discretion.  The Adviser evaluates the range and quality of a broker’s services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer.  The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers.  This research is designed to augment the Adviser’s own internal research and investment strategy capabilities.  This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.  Typically, the research will be used to service all of the Adviser’s accounts, although a particular client may not benefit from all the research received on each occasion.  The Adviser’s fees are not reduced by reason of the Adviser’s receipt of research services.  Since most of the Adviser’s brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser’s clients and the Fund’s investors.
The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

Table 6 in Appendix B lists each broker to whom the Fund directed brokerage during its fiscal year in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

5.  Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

6.  Transactions through Affiliates

The Adviser may effect transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

7.  Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates.  Investment decisions are the product of many factors, including basic suitability for the particular client involved.  Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.  Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.  In some instances, one client may sell a particular security to another client.  In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion is in the best interest of the affected accounts, is equitable to each and in accordance with the amount being purchased or sold by each.  There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security.  In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

8.  Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors.  From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets.  An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year.  The Adviser anticipates that the annual turnover in the Fund will not be in excess of 50%.  High portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

The turnover from 2006 to 2007 was attributable in part to larger than normal asset inflows and outflows. In addition, a number of companies that  performed well and met valuation limits established by the Adviser were sold, which required the Portfolio Manager to look for  replacements.  The Adviser expects portfolio turnover to return to approximately 30% over the long term.

9.  Securities of Regular Broker-Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers.  For this purpose, regular brokers and dealers means the 10 brokers or dealers that:  (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 7 in Appendix B lists the regular brokers and dealers of the Fund whose securities  (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

10. Portfolio Holdings

Portfolio holdings of the end of the Fund ’s annual and semi-annual fiscal periods are reported to the SEC. Portfolio holdings as of the Fund’s semi-annual fiscal periods are reported to the SEC   within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days of the end of each such period) . Portfolio holdings as of the end of the first and third fiscal quarters are reported within 60 days after the end of such period. A shareholder   may request a copy of the Fund’s latest annual and semi-annual report to shareholders by contacting the t ransfer a gent at the address or phone number listed on the cover of this SAI and at the Fund’s website http:// www.polarisfunds.com . You may also obtain a copy of the Fund’s latest Form N-Q by accessing the SEC’s website at http:// www.sec.gov.

In addition, the Fund’s Adviser makes publicly available, on a quarterly basis, information regarding the Fund’s top ten holdings (including name and percentage of the Fund’s assets invested in each such holding) and the percentage breakdown of the Fund’s investments by country, sector and industry, as applicable. This holdings information is made available through the Fund or Adviser’s website, marketing communications (including printed advertisements and sales literature), and/or the Fund’s Transfer Agent telephone customer service center that supports the Fund. This quarterly holdings information is released within 15 days after the quarter end.

The Board has authorized disclosure of the Fund’s nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release.  The Adviser, Atlantic and the Custodian have regular and continuous access to the Fund’s portfolio holdings.  In addition, the officers and the Distributor, as well as proxy voting services may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis.  Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund’s fiscal year end and may also have access to a Fund’s nonpublic portfolio holdings information on an as needed basis.  The Trustees and legal counsel to the Fund and to the Independent Trustees may receive information on an as needed basis.  Mailing services ( such as Broadridge ) and financial printers ( currently RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter, but may receive information more frequently, depending on the circumstances. The Board may authorize additional disclosure of the Fund’s portfolio holdings.

From time to time the Adviser also may disclose nonpublic information regarding the Fund’s portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information.  Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders.  Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information.  Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient:  (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Adviser or the Fund, will return or promptly destroy the information.  The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee’s reasons for determining to permit such disclosure.

No compensation is received by the Fund, or, to the Fund’s knowledge, paid to the Advisor or any other person in connection with the disclosure of the Fund’s portfolio holdings.  The codes of ethics of the Trust, the Advisor, The Fund’s officers, and the Distributor are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings.  The Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

The Fund’s portfolio holdings disclosure policy is subject to periodic review by the Board.  In order to help ensure that the Fund’s portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board on such disclosure.  In addition, the Board will receive any interim reports that are required by the portfolio disclosure policy or that the CCO may deem appropriate.  Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, the Distributor, or any affiliate of the Fund, the Adviser or the Distributor will be reported to the Board for appropriate action.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

Purchase and Redemption Information

1.  General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the transfer agent.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the NYSE is closed, but , under unusual circumstances, may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

Not all classes or portfolios of the Trust may be available for sale in the state in which you reside.  Please check with your investment professional to determine a class or fund’s availability.

2.  Additional Purchase Information

Shares of the Fund are sold on a continuous basis by the Distributor .   The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only.  In the Adviser’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares.  The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

3.  IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

4.  UGMAs/UTMAs

If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a manner indicating custodial capacity.

5.  Purchases through Financial Institutions

The Fund or its Adviser may enter into agreements with Financial Institutions. You may purchase and redeem shares through Financial Institutions. The Fund has authorized one or more Financial Institutions to receive purchase, exemption or exchange orders on its behalf. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund.  Your order will be priced at the Fund’s NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund’s prospectus or the Financial Institution’s contractual arrangements with the Fund.

Financial Institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.  If you purchase shares through a Financial Institution, you will be subject to the Financial institution’s procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly.  The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the institution may charge.

The Adviser may pay certain Financial Institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for inclusion of the Fund and mutual fund “supermarket” platforms, for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

Certain Financial Institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through retirement plans and other investment programs. A Financial Institution may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. The Adviser or the Fund (if approved by the Board) may pay fees to these Financial Institutions for their services.

6.  Additional Redemption Information

You may redeem shares of the Fund at the NAV per share minus any applicable redemption fee.  Accordingly, the redemption price per share of the Fund may be lower than its NAV per share.  To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period.  Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the Financial Institution’s account by the Fund.  Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated).  Customers purchasing shares through a Financial Institution should contact the intermediary or refer to the customer’s account agreement or plan document for information about how the redemption fee for transactions for the Financial Institution’s account or the customer’s account is treated and about the availability of exceptions to the imposition of the redemption fee.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund’s shares as provided in the Prospectus.

7.  Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which:  (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

8.  Redemption In-Kind

Redemption proceeds normally are paid in cash.  If deemed appropriate and advisable by the Adviser, a Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board.  The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

You may redeem shares of the Fund at the NAV minus any applicable sales charges or redemption fee.  Accordingly, the redemption price per share of the Fund may be lower than the Fund’s NAV.

9.   When and How NAV is Determin ed

In determining the Fund’s NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services.  If no sales price is reported, the mean of the last bid and ask price is used.   If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

10.  Distributions

Distributions of net investment income will be reinvested at the Fund’s NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid.  Distributions of capital gain will be reinvested at the Fund’s NAV (unless you elect to receive distributions in cash) on the payment date for the distribution.  Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

Taxation

The tax information set forth in the Prospectus and the information in this section relate solely to U.S. Federal income tax law and assume that the Fund qualifies for treatment as a “ regulated investment company ” (as discussed below). The information presented here is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus.  No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the implications to shareholders.  The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on the date hereof.  Future legislative , regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and their shareholders.  Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisor as to the Federal, state, local and foreign tax provisions applicable to them.

1.  Qualification as a Regulated Investment Company

The Fund intends, for each tax year, to qualify as a “regulated investment company” under the Code.  This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

As of June 1, 2001, the tax year-end of the Fund changed from May 31 to December 31 (the same as the Fund’s fiscal year end).

2.  Meaning of Qualification

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, the excess of net short-term capital gain over net long- term capital loss, and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders.  In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

•
The Fund must distribute at least 90% of its investment company taxable income for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

•
The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities or net income derived from interests in certain qualified publicly traded partnerships.

•
The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

3. Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance.  It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

4.  Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year.  These distributions are taxable to you as ordinary income.  A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income”, taxable to individuals through December 31, 2010 at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets) provided that holding period and other requirements are met.  To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gain for each tax year.  These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year.  These distributions are taxable to you as long-term capital gain regardless of how long you have held shares.  These distributions do not qualify for the dividends-received deduction.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as capital gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund).  If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose NAV at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund.  Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made.  A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year even if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. Federal income tax consequences of distributions made (or deemed made) during the year.

5.  Certain Tax Rules Applicable to the Fund’s Transactions

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss.  These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code, the Fund may be subject to United States Federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders.  The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains.  Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder.  A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from “passive income” (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.”  The Fund could elect to “mark-to market” stock in a PFIC.  Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock.  The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years.  The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election.  Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income.  The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss.  The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.  If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a “qualified electing fund” under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for Federal income tax purposes.  A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle”.  In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains or losses with respect to straddle positions by requiring, among other things, that:  (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.  Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.  In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

6.  Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31 if the Fund so elects) of the calendar year.  The balance of the Fund’s income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 (or December 31 if elected by the Fund) of any year in determining the amount of ordinary income for the current calendar year.  The Fund will include foreign currency gains and losses incurred after October 31 (or December 31) in determining ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

7.  Redemption of Shares

In general, you will recognize gain or loss on the redemption of shares of the Fund in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the redemption (a so called “wash sale”).  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.  In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Any capital loss arising from the redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

8.  Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide its correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”  Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder’s Federal income tax liability or refunded once the required information or certification is provided.

9 .  State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above.  These state and local rules are not discussed herein.  Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund.

1 0 .  Foreign Income Tax

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income.  It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against U.S. Federal income taxes. Shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund.

Other Matters

1.  The Trust and Its Shareholders

General Information.  Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995.  On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act.  The Trust offers shares of beneficial interest in its series.  As of the date hereof, the Trust consisted of the following series:

Absolute Opportunities Fund (4)
Absolute Strategies Fund (1)
Adams Harkness Small Cap Growth Fund
Austin Global Equity Fund
Auxier Focus Fund (2)
Brown Advisory Core International Fund (4)
Brown Advisory Flexible Value Fund (f/k/a Flag
      Investors – Equity Opportunity Fund) (6)
Brown Advisory Growth Equity Fund (3)
Brown Advisory Intermediate Income Fund (3)
Brown Advisory Maryland Bond Fund (4)
Brown Advisory Opportunity Fund (3)
Brown Advisory Small-Cap Growth Fund (5)
Brown Advisory Small-Cap Value Fund (3)
Brown Advisory Small-Cap Fundamental Value Fund (3)

Brown Advisory Value Equity Fund (3)
DF Dent Premier Growth Fund
Dover Long/Short Sector Fund (7)
Fountainhead  Special Value Fund
Golden Large Cap Core Fund (7)
Golden Small Cap Core Fund (7)
Grisanti Brown Value Fund (7)
Liberty Street Horizon Fund (8)
Merk Asian Currency Fund (9)
Merk Hard Currency Fund (9)
Payson Total Return Fund
Polaris Global Value Fund
The BeeHive Fund

(1)	The Trust registered for sale shares of beneficial interest in Institutional, R and C classes of this series.
(2)	The Trust registered for sale shares of beneficial interest in Investor and A classes of this series.
(3)
The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Small-Cap Fundamental Value Fund are not publicly offered.

(4)	The Trust registered for sale shares of beneficial interest in an Institutional class of these series.
(5)
The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series.  The Fund has ceased the public offering of D Shares.  This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.

(6)	The Trust registered for sale shares of beneficial interests in Institutional and A classes of these series.
(7)
The Trust registered for sale shares of beneficial interests in Institutional and Investor classes of these series. Grisanti Brown Value Fund renamed its Institutional class “I Shares Class.” Currently Investor Shares of the Grisanti Brown Value Fund, Golden Large Cap Core Fund and Golden Small Cap Core Fund are not offered for sale.

(8)	The Trust registered for sale shares of beneficial interests in Institutional, A and C classes of these series.
(9)	The Trust registered for sale shares of beneficial interests in an Investor class of these series.

The Trust has an unlimited number of authorized shares of beneficial interest.  The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and the Fund will continue indefinitely until terminated.

Series and Classes of the Trust. Each series or class of the Trust may have a different expense ratio and its expenses will affect each class’ performance. For more information on any other series or class of shares of the Trust, investors may contact the transfer agent.

Shareholder Voting and Other Rights. Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law.  Generally, shares will be voted separately by individual series except if:  (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) the Trustees determine that the matter affects more than one series and all affected series must vote.  The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those such series or classes are entitled to vote on the matter.  Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law.  There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder’s pro rata share of all distributions arising from that series’ assets and, upon redeeming shares, will receive the portion of the series’ net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a series) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Termination or Reorganization of Trust or Its Series. The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company.  Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act.  The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

Code of Ethics.  The Trust, the Adviser, and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which is designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and the Distributor.  The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

Fund Ownership.  As of April 1, 200 9 , the officers and Trustees of the Trust, as a group, owned less than 1% of the shares of the Fund.

As of April 10, 200 9 , certain shareholders of record owned 5% or more of a class of shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund.  Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.  As of April 10, 200 9 , no shareholders owned more than 25% of the Fund, which may be deemed to control a Fund.  “Control” for this purpose is the ownership of more than 25% of a Fund’s voting securities.

Limitations on Shareholders’ and Trustees’ Liability.  Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit.  In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point.  The Trust’s Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust.  The Trust’s Trust Instrument provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series.  The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the Fund is unable to meet its obligations.  The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust’s Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders.  In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

2.  Proxy Voting Procedures

Copies of the Trust’s and Adviser’s proxy voting procedures are included in Appendix C.  Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 will be available, without charge and upon request, by contacting the Transfer Agent at (888) 263-5594 and on the SEC’s Web site at http:// www.sec.gov.

3.  Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby.  The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

4.  Financial Statements

The financial statements of the Fund for the year ended December 31, 200 8 , which are included in the Fund’s Annual Report to shareholders, are incorporated herein by reference.  These financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights and notes to financial statements.  The financial statements have been audited by Briggs, Bunting & Dougherty, LLP , an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

Appendix A – Description of Securities Ratings

Appendix A - Description of Securities Ratings

A.              Long-Term Ratings

1.             Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa          Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa            Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A              Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa          Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba            Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B              Obligations rated B are considered speculative and are subject to high credit risk.

Caa          Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca            Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C              Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note         Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.              Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA        An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA           An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A              An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB        An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note         Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB           An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B              An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC        An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC           An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C              A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D              An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note         Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR           This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

3.             Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

       Investment Grade

AAA        Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA           Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A              High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB        Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

       Speculative Grade

BB           Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B              Highly speculative.  'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC                        Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC         Default of some kind appears probable.

C         Default is imminent.

RD           Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D              Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•   Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•   The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•   The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Note         The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.             Preferred Stock Ratings

1.              Moody’s Investors Service

aaa           An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa            An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

 a              An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa           An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba              An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b              An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa           An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca             An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c              This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note         Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.             Short Term Ratings

1.              Moody’s Investors Service

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1           Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2           Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3           Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP            Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note         Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.              Standard and Poor’s

A-1          A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2          A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3          A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B              A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1          A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2          A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3          A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C              A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D              A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note        Dual Ratings.  Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

3.             Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1            Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2            Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3            Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B              Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C              High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D              Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note        The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

A-1

Appendix B – Miscellaneous Tables

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of fees payable to the Adviser with respect to the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser.

	Advisory Fee	Advisory Fee Waived	Advisory Fee Retained
Year Ended December 31, 200 8	$3,779,802	$0	$3,779,802
Year Ended December 31, 200 7	$7,809,877	$0	$7,809,877
Year Ended December 31, 200 6	$4,475,452	$0	$4,475,452

Table 2 – Compliance Fees

The following table shows the dollar amount of fees accrued by the Fund, the amount of the fee that was waived by FCS and Atlantic , if any .   T he actual fee s received by FCS were $19,791.70 for the period ended May 31, 2008 and the actual fees received by Atlantic were $27,437.07 for the period June 1, 2008 through December 31, 2008.

	Compliance Fee	Compliance Fee Waived	Compliance Fee Retained
Year Ended December 31, 200 8	$48,793	$0	$48,793
Year Ended December 31, 2007	$39,734	$0	$39,734
Year Ended December 31, 2006	$32,559	$2,002	$30,557

Table 3 – Administration Fees

The following table shows the dollar amount of fees payable to Citi, the Fund’s prior administrator, and Atlantic,   with respect to the Fund, the amount of fee s that was waived by Citi and Atlantic , if any . Citi The actual fees received by Citi were $162,162 for the period ended May 31, 2008 and the actual fees received by Atlantic were $166,739 for the period June 1, 2008 through December 31, 2008.

	Administration Fee	Administration Fee Waived	Administration Fee Retained
Year Ended December 31, 200 8	$326,869	$0	$326,869
Year Ended December 31, 2007	$457,514	$0	$457,514
Year Ended December 31, 2006	$248,779	$0	$248,779

Table 4 – Accounting Fees

The following table shows the dollar amount of fees payable to Citi, the Fund’s prior accountant, and Atlantic, with respect to the Fund, and the amount of fee that was waived by Citi and Atlantic , if any . The actual fees received by Citi were $5,000.00 for the period ended May 31, 2008 and the actual fees received by Atlantic were $7,000.00 for the period June 1, 2008 through December 31, 2008.

	Accounting Fee	Accounting Fee Waived	Accounting Fee Retained
Year Ended December 31, 200 8	$12,271	$0	$12,271
Year Ended December 31, 2007	$45,745	$0	$45,745
Year Ended December 31, 2006	$76,939	$0	$76,939

B-1

Table 5 – Commissions

The following table shows the aggregate brokerage commissions paid with respect of the Fund.  The data are for the past three fiscal years.

	Total Brokerage Commissions ($)	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund or Adviser	% of Brokerage Commissions Paid to an Affiliate of the Fund or Adviser	% of Transactions Executed by an Affiliate of the Fund or Adviser
Year Ended December 31, 200 8	$410,642	$0	0%	0%
Year Ended December 31, 2007	$849, 270	$0	0%	0%
Year Ended December 31, 2006	$539,405	$0	0%	0%

Table 6 – Directed Brokerage

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated there from.

	Broker	Amount Directed	Amount of Commissions Generated
Year Ended December 31, 200 8	N/A	$0	$0

Table 7 – Securities of Regular Brokers or Dealers

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the close of the Fund’s most recent fiscal year.

Regular Broker Dealer	Value Held
ABN-AMRO HLDGS	$0

Table 8 – 5% Shareholders

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of April 1 3 , 200 9 .

Name and Address	% of Fund
National Financial Services Corp. 200 Liberty Street One Financial Center NY5D New York, NY 10281	21. 16%
Charles Schwab Co Inc. 101 Montgomery Street San Francisco, CA 94104	16.92%

B-2

Appendix C – Proxy Voting Procedures

FORUM FUNDS

POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

JULY 31, 2003

AS AMENDED SEPTEMBER 14, 2004

SECTION 1.  PURPOSE

Shareholders of the various series of Forum Funds (the “Trust”) expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a “Fund”).  The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.

This document describes the Policies and Procedures for Voting Proxies (“Policies”) received from issuers whose voting securities are held by each Fund.

SECTION 2.  RESPONSIBILITIES

(A)           Adviser.  Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an “Adviser”).  These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services.  To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund’s investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”).

(B) Proxy Manager. The Trust will appoint a proxy manager (the “Proxy Manager”), who shall be an officer of the Trust.   The Proxy Manager shall oversee compliance by each Adviser and the Trust’s other service providers with these Policies.  The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures.  The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

SECTION 3.  SCOPE

These Policies summarize the Trust’s positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund’s shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise.  Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases.  For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4.  POLICIES AND PROCEDURES FOR VOTING PROXIES

(A)           General

(1)           Use of Adviser Proxy Voting Guidelines or Proxy Voting Service.  If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

(2)            Independence.  The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser.  The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

(3)           Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B)           Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

(1)           Election of Directors.  Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors.  Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2)           Appointment of Auditors.  Management recommendations will generally be supported.

(3)           Changes in State of Incorporation or Capital Structure.  Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.  Proposals to increase authorized common stock should be examined on a case-by-case basis.  If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

(C)           Non-Routine Matters

(1)           Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2)           Proposals Affecting Shareholder Rights.  Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3)           Anti-takeover Issues.  Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4)           Executive Compensation.  Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5)           Social and Political Issues.  These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D)           Conflicts of Interest

Each Adviser is responsible for maintaining procedures to identify conflicts of interest.  The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser.  A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board.  In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals.  The Adviser will vote the proposal according the determination and maintain records relating to this process.

(E)           Abstention

The Trust may abstain from voting proxies in certain circumstances.  The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund’s shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund’s investment in the issuer.

Polaris Capital Management, LLC

C-1

Proxy Voting Polic ies and Procedures
Regarding Grisanti Brown Value Fund

Dated May 1, 2003

Polaris Capital Management, LLC will vote all proxies delivered to it by the Custodian.  The vote will be cast in such a manner, which, in our judgment, will be in the best interests of shareholders.  Polaris Capital Management, LLC contracts with Boston Investor Services, Inc. for the processing of proxies.
Polaris Capital Management, LLC does not endorse or participate in the practice of Securities Lending primarily because when shares are “lent” from the portfolio, the investment manager foregoes the right to vote the lent shares to whomever has borrowed the shares from the custodian bank.  The “lent” shares can actually be used to vote against the wishes of the Investment Manager.
Polaris Capital Management, LLC (“PCM”) will generally comply with the following guidelines:
•	Routine Corporate Governance Issues
PCM will vote in favor of management.
Routine issues may include, but not be limited to, election of directors, appointment of auditors, changes in state of incorporation or capital structure.
In certain cases PCM will vote in accordance with the guidelines of specific clients. For example, for Taft-Hartley clients PCM will vote proxies using AFL-CIO Proxy Voting Guidelines.
•	Non-routine Corporate Governance Issues
PCM will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value.
Non-routine issues may include, but not be limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues.
In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, PCM generally votes against proposals that will increase shareholder dilution.
In general PCM will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.
•	Non Voting of Proxies
PCM may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.
•	Conflicts of Interest
Should PCM have a conflict of interest with regard to PCM voting a proxy, PCM will disclose such conflict to the client and obtain client direction as to how to vote the proxy.
•	Record Keeping
The following records will be kept for each client:
•	Copies of PCM’s proxy voting policies and procedures.
•	Copies of all proxy statements received.
•
A record of each vote PCM casts on behalf of the client along with any notes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict.

•	A copy of each written client request for information on how PCM voted proxies on behalf of the client and a copy of any written response by the advisor.
This proxy voting policy will be distributed to all clients of PCM and added to Part II of Form ADV.  A hard copy of the policy will be included in the Compliance Manual and is available on request.

C-2

STATEMENT OF ADDITIONAL INFORMATION

May 1, 200 9

  The BeeHive Fund

Investment Advisor:

Spears Abacus Advisors LLC
147 E. 48th Street
New York, NY 10017

Account Information and Shareholder Services:

Atlantic Fund Administration, LLC
P.O. Box 588
Portland, Maine 04112
(866) 684-4915 (toll free)
www.TheBeeHiveFund.com

This Statement of Additional Information (the “SAI”) supplements the Prospectus dated May 1, 200 9, as it may be amended from time to time, offering shares of The BeeHive Fund (the “Fund”), a separate portfolio of Forum Funds, a registered, open-end management investment company (the “Trust”).  This SAI is not a prospectus and should only be read in conjunction with the Prospectus.  You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC at the address or telephone number listed above.   You may also obtain the Prospectus on the Fund’s website listed above.

Copies of the most recent Annual Report may be obtained, without charge upon request by contacting Atlantic Fund Administration, LLC at the address or telephone number listed above.

GLOSSARY	1
1. INVESTMENT POLICIES AND RISKS	3
2. INVESTMENT LIMITATIONS	11
3. MANAGEMENT	13
4. PORTFOLIO TRANSACTIONS	21
5. PURCHASE AND REDEMPTION INFORMATION	24
6. TAXATION	25
7. OTHER MATTERS	29
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS	A-1
APPENDIX B – MISCELLANEOUS TABLES	B-1
APPENDIX C – TRUST PROXY VOTING PROCEDURES	C-1
APPENDIX C – ADVISOR PROXY VOTING PROCEDURES	D-1

Glossary

As used in this SAI, the following terms have the meanings listed.

“Accountant” means Atlantic.

“Administrator” means Atlantic.

“Advisor” means Spears Abacus Advisors  LLC.

“ADR” means American Depositary Receipt.

“Atlantic” means Atlantic Fund Administration, LLC.

“Board” means the Board of Trustees of the Trust.

“CFTC” means Commodity Futures Trading Commission.

 “Code” means the Internal Revenue Code of 1986, as amended , and includes the rules thereunder, IRS interpretations and any private letter rulings or similar authority upon which the Fund may rely .

“Custodian” means Citibank, N.A.

“Distributor” means Foreside Fund Services, LLC.

“EDR” means European Depositary Receipt.

“ETF” means an exchange traded fund.

“Fitch” means Fitch Ratings.

 “Fund” means The BeeHive Fund, a series of the Trust.

“Independent Trustee” means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means the Internal Revenue Service.

“Moody’s” means Moody’s Investors Service, Inc.

“NAV” means net asset value per share.

“NRSRO” means a nationally recognized statistical rating organization.

 “SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s, a division of the McGraw Hill Companies.

“Transfer Agent” means Atlantic Shareholder Services, LLC.

“Trust” means Forum Funds, a Delaware statutory t rust.

“U.S.” means United States.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended, and includ es  the rules and re gula tions promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, and includ es the rules and re gula tions , SEC interpretations and any exemptive orders or interpretive relief promulgated thereunder.

2

1. Investment Policies and Risks

The Fund is a diversified series of the Trust.  This section discusses in greater detail than the Fund’s Prospectus certain investments that the Fund may make.    Please see the Prospectus for a discussion of the principal policies and risks of investing in the Fund.

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money.  Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.  Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.  The U.S. Government has already taken a number of unprecedented actions to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide.  This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples.  It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices.  These events and possible continued market turbulence may have an adverse effect on the Fund.

A.  Security Ratings Information

The Fund’s investments in convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds.  To limit credit risk, the Fund may only invest in (1) convertible and other debt securities that are rated “Baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase and (2) preferred stock rated “baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase.  The Fund may purchase unrated convertible securities if, at the time of purchase, the Advisor believes that they are of comparable quality to rated securities that the Fund may purchase.  Unrated securities may not be as actively traded as rated securities.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities.  A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI.  The Fund may use these ratings to determine whether to purchase, sell or hold a security.  Ratings are general and are not absolute standards of quality.  Securities with the same maturity, interest rate and rating may have different market prices.  The Fund may retain securities whose rating s ha ve been lowered below the lowest permissible rating category (or that are unrated and determined by the Advisor to be of comparable quality to securities whose rating s ha ve been lowered below the lowest permissible rating category) if the Advisor determines that retaining such security is in the best interests of the Fund.  Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.   To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Advisor will attempt to substitute comparable ratings.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings.  An issuer’s current financial condition may be better or worse than a rating indicates.

B.  Equity Securities

1.  General

Common and Preferred Stock.  The Fund may invest in common and preferred stock. Common stock represents an ownership interest in a company and usually possesses voting rights and earns dividends.  Dividends on common stock are not fixed but are declared at the discretion of the issuer.  Common stock generally represents the riskiest investment in a company.  In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s common stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends or the recovery of investment should a company be liquidated, or both, although preferred stock is usually junior to the debt securities of the issuer.  Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

To the extent that the Fund invests in real estate companies, the Fund’s investments may experience real estate market risks including declines in the value of real estate, changes in interest rates, lack of available mortgage funds or other limits on obtaining capital, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws or regulations and casualty or condemnation losses.

Convertible Securities.  The Fund may invest in convertible securities.  Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future.  A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities have unique investment characteristics in that they generally:  (1) have higher yields than the underlying common stock, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying common stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Warrants.  The Fund may invest in warrants.  Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time.  The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance.  Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Depositary Receipts.  The Fund may invest in depositary receipts.  A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security.  Depositary receipts include sponsored and unsponsored ADRs, EDRs and other similar global instruments.  In a sponsored depository arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees .   In an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid by the depository holder.  The Fund may invest up to 20% of its assets in ADRs and EDRs.  ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets.  EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs and are designed for use in European securities markets.  The Fund invests in depositary receipts in order to invest in a specific company whose underlying securities are not traded on a U.S. securities exchange.

 2.  Risks

Common and Preferred Stock.  The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease.  Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.  Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments.  The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.  If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities. Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock.  Convertible securities are typically issued by smaller capitaliz ation companies whose stock price may be volatile.  Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not.  The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise.  If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts.  ADRs may involve additional risks relating to political, economic or regulatory conditions in foreign countries.  These risks include less stringent investor protection and disclosure standards in some foreign markets and fluctuations in foreign currencies.  The securities underlying ADRs are typically denominated (or quoted) in a currency other than U.S. dollars. As a result, changes in foreign currency exchange rates affect the value of the Fund’s portfolio.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars.  Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U . S . dollars.  This risk means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U . S . dollar will increase those returns.

Unsponsored depositary receipts may be created without the participation of the foreign issuer.  Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depository receipt.  The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

C.   Debt Securities

1.   General

Although the Fund does not, under normal market conditions, intend to invest in debt securities to any significant degree, the Fund reserves the right to invest in the following types of debt securities:

Corporate Debt Obligations.  Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments.  Companies use these instruments to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.  Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than nine months.  In addition, the Fund may invest in corporate debt securities registered and sold in the United States by foreign issuers ( “ Yankee bonds ” ) and those sold outside the United States by foreign or U.S. issuers ( “ Eurobonds ” ).  To the extent it invests in corporate debt obligations, the Fund intends to restrict its purchases of these securities to issues denominated and payable in United States dollars.  The Fund may only invest in commercial paper that is rated in one of the two highest short-term rating categories by an NRSRO or, if unrated, is judged by the Advisor to be of comparable quality.

The Fund also may invest in lower-rated or high-yield corporate debt obligations (commonly known as “junk bonds”).  Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s.  Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.  Junk bonds generally offer a higher current yield than that available for higher-grade debt obligations.  However, lower-rated or unrated debt obligations involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.

Financial Institution Obligations. Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers’ acceptances.  To the extent it invests in financial institution obligations, the Fund may invest in negotiable certificates of deposit and bankers’ acceptances issued by commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period.  Bankers’ acceptances are negotiable obligations of a bank to pay a draft, that has been drawn by a customer and are usually backed by goods in international trade.  Certificates of deposit that are payable at the stated maturity date and bear a fixed rate of interest generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund’s performance.

U.S. Government Securities. U.S. Government S ecurities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities.  U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (such as Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (such as Federal Home Loan Mortgage Corporation securities).

On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency to attempt to provide stability in the financial markets, mortgage availability and taxpayer protection by seeking to preserve Fannie Mae and Freddie Mac’s assets and property and to put Fannie Mae and Freddie Mac in a sound and solvent condition.  Under conservatorship, the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that Fannie Mae and Freddie Mac maintain a positive net worth.

Further, the U.S. Treasury has established a new secured lending credit facility that will be available to Fannie Mae and Freddie Mac to assist the entities in funding their regular business activities in the capital markets until December 31, 2009.  Also, the U.S. Treasury has initiated a program to purchase Fannie Mae and Freddie Mac mortgage-backed securities through December 31, 2009 to aid mortgage affordability.

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.  No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law.  Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Variable and Floating Rate Securities. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed- rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.  Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as “inverse floaters”).  Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security’s market value while increasing the security’s yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice.  These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument.  The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when the Advisor believes the interest income from the instrument justifies any principal risks associated with the instrument. The Advisor may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Advisor will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Advisor monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

2.  Risks

General. The market value of the interest-bearing fixed- income securities held by the Fund will be affected by changes in interest rates.  There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates.   The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates.  All fixed income securities can change in value when there is a change in interest rates.  Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities.  As a result, an investment in the Fund is subject to risk even if all fixed - income securities in the Fund’s investment portfolio are paid in full at maturity.  In addition, certain fixed - income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on fixed - income securities are dependent on a variety of factors, including the general conditions of the fixed - income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Fixed - income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed - income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed-income securities.  The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its fixed-income securities may become impaired.

Credit Risk. The Fund’s investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds.  To limit credit risk, the Fund will generally buy fixed-income securities that are rated by an NRSRO in the top four long-term rating categories or in the top two short-term rating categories.

The Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund’s lowest permissible rating category if the Advisor determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

The Fund may purchase unrated securities if the Advisor determines that the security is of comparable quality to a rated security that the Fund may purchase.  Unrated securities may not be as actively traded as rated securities.

Non-Investment Grade Securities.  The Fund may invest in securities rated below the fourth highest rating category by an NRSRO or which are unrated and judged by the Adviser to be comparable quality.  Such high risk securities (commonly referred to as “junk bonds”) are not considered to be investment grade and have speculative or predominantly speculative characteristics.  Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities.  These lower rated securities involve greater risk of default or price changes due to changes in the issuers’ creditworthiness than do higher quality securities.  The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold.  In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.

D.   Illiquid and Restricted Securities

1.   General

The Fund may not acquire securities if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in illiquid securities.

The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.  Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days ; (2) over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Advisor, securities that are subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”).

2.   Risks

Limitations on resale may have an adverse effect on the marketability of a security , and the Fund might also have to register the resale of a restricted security in order to dispose of it, resulting in expense and delay.  The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions.  There can be no assurance that a liquid market will exist for any security at any particular time.  Any security, including securities determined by the Advisor to be liquid, can become illiquid.

3.  Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Advisor, pursuant to guidelines approved by the Board.  The Advisor determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board.  The Advisor takes into account a number of factors in reaching liquidity decisions, including but not limited to:  (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market called PORTAL has developed for certain restricted securities.  Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security.  If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Advisor may determine that the securities are liquid.

E.   Securities Lending and Related Transactions

1.  General

The Fund may lend portfolio securities and purchase securities on a when-issued, delayed delivery or forward commitment basis.  The Fund uses these investment techniques only when the Advisor believes that these techniques and the returns available to the Fund will provide investors a potentially higher return.  The Fund may engage in such transactions to increase potential returns.  Use of these techniques to make cash available for Fund investments involves special risks and may involve speculative investment techniques.

As a fundamental policy, the Fund may lend portfolio securities in an amount up to 33 - 1/3% of its total assets to brokers, dealers and other financial institutions.  The Fund may also enter into repurchase agreements.  Repurchase agreements are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date normally, one to seven days later.  If the Fund enters into a repurchase agreement, it will retain possession of the purchased securities and any underlying collateral.  Securities loans and repurchase agreements must be continuously collateralized , and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest , or in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.  In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finder or administrative fees) the Fund pays in arranging the loan.  The Fund may share the interest it receives on the collateral securities with the borrower.  The terms of the Fund’s loans generally permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.  Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

2.   Risks

Leverage creates the risk of magnified capital losses.  Losses incurred by the Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund.  Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund’s securities , which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash.  So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged.   Changes in interest rates and related economic factors could cause the relationship between the cost of leverag e and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested.  To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced . I f the interest expense incurred as a result of leveraging were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.  In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate some of its investments at an inappropriate time.

3.    Segregated Accounts

In order to attempt to reduce the risks involved in various transactions involving leverage, the Fund’s custodian will set aside on the Fund’s books and records cash and liquid securities that, marked to market daily, will be at least equal to the Fund’s commitments under these transactions , if required by law .

F.   Foreign Securities

Dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution or reinvestment by the Fund .  Commission rates payable on foreign transactions are generally higher than in the United States.  Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies.  Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution.  Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

G.  Leverage Transactions

1.   General

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes and purchasing securities on margin (borrowing money from a bank to purchase securities).  The Fund uses these investment techniques only when the Advisor believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return.

Borrowing and Reverse Repurchase Agreements . The Fund may borrow money from a bank in amounts up to 33 - 1/3% of its total assets at the time of borrowing to, among other things, finance the purchase of securities for its portfolio.   Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to this limitation.   A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed - upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund’s assets in reverse repurchase agreements will increase the volatility of the Fund’s NAV.   A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

Senior Securities .   Pursuant to Section 18(f)(1) of the 1940 Act, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund is permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300%.  In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days so that asset coverage is at least 300%.

2.   Risks

Leverage creates the risk of magnified capital losses. Losses incurred by the Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund.   Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund’s securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash.   So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged.   Changes in interest rates and related economic factors could cause the relationship between the cost of leverag e and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested.   To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced .   I f the interest expense incurred as a result of leveraging were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.   In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate some of its investments at an inappropriate time.

H.   Core and Gateway

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. The Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund’s shareholders.  The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

I.    Securities of Investment Companies

The Fund may invest in other investment companies, such as mutual funds, closed-end funds, and ETFs.  Under the 1940 Act, the Fund’s investment in such securities, subject to certain exceptions, currently is limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of a Fund’s total assets in the aggregate.  The Fund’s investments in other investment companies may include money market mutual funds.  Investments in money market funds are not subject to the percentage limitations set forth above.

If the Fund invests in other investment companies, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only with the Fund, but also with the portfolio investments of the underlying investment companies.  Shares of certain closed-end funds may at times be acquired only at market prices representing premiums to their net asset values.  Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders.  The underlying securities in an ETF may not follow the price movements of the industry or sector that the ETF is designed to track.  Trading in an ETF may be halted if the trading in one or more of the ETFs underlying securities is halted.

J.   Cash or Cash Equivalents

The Fund may invest a significant portion of its total assets in cash or cash equivalents from time to time if the Advisor is unable to identify attractive investment opportunities .

K.  Money Market Instruments

In circumstances in which favorable equity investments are not identified, the Fund typically intends to invest without limit in money market instruments that are of prime quality.  Prime quality money market instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Advisor to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return.  The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, time deposits, bankers’ acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds.  The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest.  These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument.  The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.  These obligations generally are not traded, nor generally is there an established secondary market for these obligations.  To the extent that a demand note does not have a seven -day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

L.   Industry Concentration

The Fund may not purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry.  For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities.  Industry grouping s shown in the Fund’s annual and semi-annual reports may contain more than one industry code or classification   because the y are de signe d to be functionally descriptive presentations of the Fund’s investments and are not required to include only a single industry.

2. Investment Limitations

Except as required by the 1940 Act or the Code, such as with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund’s investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders ’ meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.  A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

A.  Fundamental Limitations

The Fund has adopted the following fundamental investment limitations that cannot be changed by the Board without shareholder approval.  The Fund may not:

1.   Borrowing Money

Borrow money, if, as a result, outstanding borrowings would exceed an amount equal to 33 - 1/3% of the Fund’s total assets except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive or interpretive relief

2.   Diversification

With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Fund ’ s total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

3.    Underwriting Activities

Underwrite securities of other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4.   Making Loans

Make loans to other persons.  For purposes of this limitation, entering into repurchase agreements, lending securities and investing in debt securities are not deemed to be the making of loans.

5.   Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as the result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

6.   Issuance of Senior Securities

Issue senior securities except to the extent permitted by 1940 Act, the rules and regulations thereunder and any applicable exemptive or interpretive relief.

7.   Purchases and Sales of Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall   not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business) .

8.   Concentration

Purchase securities if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activity in the same industry. For purposes of this limitation, there is no limit on investments in U.S. G overnment S ecurities and repurchase agreements covering U.S. G overnment S ecurities.

B.   Nonfundamental Limitations

The Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval.  The Fund may not:

1.   Short Sales

Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short ( “ short sales against the box ” )  For purposes of this limitation, transactions in options are not deemed to constitute short sales.

2.   Purchases on Margin

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund ’ s transactions; and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3.   Illiquid Securities

Invest more than 15% of its net assets in illiquid assets such as  (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable But t he Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

4.   Securities of  Investment Companies

Invest in the securities of any investment company except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive or interpretive relief .

5.   Pledging of Assets

Under the 1940 Act, the Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5% of total assets , the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund’s other assets .    T herefore, the Fund may borrow, in the aggregate, from banks and others, amounts up to 33 - 1/3% of its total assets (including those assets represented by the borrowing) and , if the Fund were required to pledge assets to secure a borrowing, it c ould pledge no more than 33 - 1/3% of its assets.

3.   Management

A.  Trustees and Officers

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved to the shareholders.  The following table provides information about each Board member and certain officers of the Trust.   John Y. Keffer is considered an i nterested t rustee due to his affiliation with Atlantic .  Each Trustee and officer holds office until the person resigns or is removed or replaced.  Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is c/o Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101, unless otherwise noted. Each Trustee oversees the twenty-seven portfolios in the Trust as of the date of this SAI .  Each Trustee is also a Trustee of Monarch Funds.   Mr . Keffer is also an interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) and O ther Directorships During Past Five Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	S ince 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002 – 2003; Partner, Thelen Reid & Priest LLP (law firm) 1995–2002.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University ( since 2006); Professor of Economics, University of California – Los Angeles 1992 – 2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small and medium-sized businesses in New England).
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989
Chairman, Atlantic ( since 2008 ) ; President, Forum Foundation (charitable organization) ( since 2005 ) ; President, Forum Trust, LLC (non-depository trust company of which Atlantic is a subsidiary ); President, Citigroup Fund Services, LLC (Citigroup) 2003 – 2005 .

Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic ( since 2008 ) ; Director, Consulting Services, Foreside Fund Services (2007) ; Elder Care, ( 2005 – 2006 ) ; Director, Fund Accounting, Citigroup ( 2003 – 2005 ).
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008
Senior Manager, Atlantic ( since 2008 ) ; Section Manager/Vice President, Enterprise Support Services, Citigroup ( 2003 – 2008 ) ; Senior Manager, Support, and Fund Accounting,  Forum Financial Group ( 1994 – 2003 ) .

David Faherty Born: 19 70	Vice President	Since 200 9
Senior Counsel , Atlantic ( since 200 9) ; Vice President,  Citi Fund Services Ohio, Inc.   ( 2007– 200 9) ; Associate Counsel, Investors Bank & Trust Company ( 2006– 200 7 );  Employee of FDIC (2005); employee of IKON Office Solutions, Inc. (1998–2001) .

Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic ( since 2008 ) ; Regulatory Administration Specialist, Citigroup ( 2006 – 2008 ) ; Money Market/Short Term Trader, Wellington Management ( 1996-2002 ) .
1 Since 1997, John Y. Keffer has been p resident and an owner of Forum Trust, a state chartered, non-depository bank , and Vice Chairman and Trustee of the Trust.  Atlantic is a subsidiary of Forum Trust.

The following table gives information about Trustee ownership in the Fund and other series of the Trust:

Trustee	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2008	Aggregate Dollar Range of Ownership as of December 31, 2008 in all Funds Overseen by Trustee in the Trust
Independent Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	None	Over $100,000
Interested Trustee
John Y. Keffer	None	None

B.  Ownership of Securities of the Advisor and Related Companies

As of December 31, 2008 , no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment advis o r, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment advis o r or principal underwriter.

C.           Information Concerning Trust Committees

1.   Audit Committee

The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the   Independent Trustees.  Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust.  It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust.  In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged and reviews the Trust’s internal accounting procedures and controls.   During the year ended December 31, 2008, the Audit Committee met seven times.

2.    Nominating Committee

The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees.  Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board.  The Nominating Committee will not consider nominees for Trustees recommended by security holders.   During the year ended December 31, 2008, the Nominating Committee did not meet.

3.   Valuation Committee

The Trust’s Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer and Parish, the Trust ’s Principal Financial Officer , a representative of the Administrator and , if needed, a portfolio manager or a senior representative of the investment advisor to the Trust series holding securities that requir e fair valuation.  Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust’s policies and procedures for determining NAV of the shares of the Trust’s series.  The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust’s series consistent with valuation procedures approved by the Board.   During the year ended December 31, 2008, the Valuation Committee met eight times.

4.   Qualified Legal Compliance Committee

The Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees.  The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust.  During the year ended December 31, 2008, the QLCC did not meet.

5. Contracts Committee

The Contracts Committee, which meets when necessary, consists of all of the Trustees.  The Contracts Committee reviews the Trust’s service provider contracts and fees in connection with their periodic approval.    During the year ended December 31, 2008, the Contracts Committee did not meet.

6 . Compliance Committee

The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust’s Chief Compliance Officer (“CCO”).  The Compliance Committee oversees the Trust’s CCO and any compliance matters that arise and relate to the Trust. During the year ended December 31, 2008, the Compliance Committee did not meet.

D.   Compensation of Trustees and Officers

Each Trustee is paid an annual retainer fee of $1 6 ,000 for service to the Trust ($ 20 ,000 for the Chairman).  In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,500 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) in person or by electronic communication.  In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust , but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the estimated fees paid to each Trustee by the Fund and the Trust for the fiscal year ended December 31, 2008 :

Trustee	Compensation from Fund	Benefits	Retirement	Total Compensation from Trust
Costas Azariadis	$ 52	N/A	N/A	$ 32,500
James C. Cheng	$ 52	N/A	N/A	$ 33,000
J. Michael Parish	$ 69	N/A	N/A	$ 45,500
John Y. Keffer	$ 0	N/A	N/A	$ 1,500

E .   Investment Advisor

1.   Services of Advisor

The Advisor serves as investment advis o r to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  Under the Advisory Agreement, the Advisor furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund.

2.   Ownership of Advisor

Spears Abacus Advisors LLC is a Delaware limited liability company controlled by William G . Spears and Robert M. Raich   (each a “Portfolio Manager”).

3.   Information Concerning Accounts Managed by Portfolio Managers

As of December 3 1 , 2008, the Portfolio Managers acted as portfolio managers for 198 accounts with assets totaling $ 491 million. Also as of that date, Messrs. Spears and Raich did not manage any pooled investment vehicles other than the Fund . The Fund pays the Advisor a fee based on assets under management and does not pay a fee based on performance.

4.    Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, a Portfolio Manager who manages multiple funds and/or other accounts is presented with the following conflicts:

•
The management of multiple funds and/or other accounts may result in a Portfolio Manager ’s devoting unequal time and attention to the management of each fund and/or other account.  The Advisor seeks to manage such competing interests for the time and attention of the Portfolio Managers by having the Portfolio Managers focus on a particular investment discipline.   Most other accounts managed by a Portfolio Manager are managed using the same investment discipline that is used in connection with the management of the Fund.

•
If a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts.  To deal with these situations, the Advisor ha s written procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Advisor may place separate, non-simultaneous transactions for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

The Advisor and the Fund have compliance procedures   that are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

5 .   Information Concerning Compensation of Portfolio Managers

The Portfolio Managers receive a fixed salary and a discretionary bonus.   Discretionary bonuses are based on the profitability of the Advisor.   A ll compensation is paid by the Advisor.

6 .   Portfolio Managers’ Ownership in the Fund

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2008
William G. Spears	Over $ 1,000,000
Robert M. Raich	$ 10,001 - $50,000

7 .   Fees

The Advisor’s fee is calculated as a percentage of the Fund’s average daily net assets.  The fee, if not reduced or reimbursed, is accrued daily by the Fund and is assessed based on average net assets for the previous month.  The Advisor’s fee is paid monthly based on average net assets for the prior month.

In addition to receiving its advisory fee from the Fund, the Advisor may also act and be compensated as an investment manager for its clients with respect to assets they invested in the Fund.  If a client has a separately managed account with the Advisor with assets invested in the Fund, the Advisor will not charge a separate management fee on the account with respect to those assets.

Table 1 in Appendix B shows the dollar amount of the fees payable by the Fund to the Advisor, the amount of fees reduced or reimbursed by the Advisor and the actual fees received by the Advisor.  The data presented are for the past fiscal year.

8 .   Advisor y Agreement

The Advisor is not affiliated with Atlantic or any company affiliated with Atlantic. T   he Advisory Agreement remains in effect for a period of two years from the date of its effectiveness.  Subsequently, the Advisory Agreement must be approved at least annually by the Board or a majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as Trustees).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Advisor on not more than 60 days’ (but not less than 30 days’) written notice to the Trust.  The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law, except for willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

F .   Distributor

1.   Distribution Services

The Distributor (also known as the principal underwriter) of the shares of the Fund is located at Three Canal Plaza, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority , Inc .

Under a Distribution Agreement with the Trust dated March 31, 2009 , the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund.  The Distributor continually distributes shares of the Fund on a best - effort s basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Fund.   During the Fund's most recent fiscal year, the Distributor did not receive compensation from the Fund for its distribution services.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Fund. With respect to certain f inancial i nstitutions and related Fund platform arrangements, the Fund and/or the Advis o r, rather than the Distributor, typically enter into such agreements.   These f inancial i nstitutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor.   These f inancial i nstitutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

During the Fund’s most recent fiscal year the Distributor did not receive compensation for its distribution services. As of March 31, 2009, the Advisor, at its expense, pays the Distributor a fee for certain distribution-related services for the Fund. Separately, employees of the Advisor may serve as registered representatives of the Distributor to facilitate the distribution of Fund shares.

2.   Distribution Plan

The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or any other entity approved by the Board (collectively, “payees”) , as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of the Fund.  The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Fund.

The Fund has waived payments under the Rule 12b-1 plan through August 2009 .  The Fund may remove the suspension and make payments under the Rule 12b-1 plan at any time, subject to Board approval.

The Rule 12b-1 plan provides that payees may incur expenses for distribution and service activities , including but not limited to (1) any sales, marketing and other activities primarily intended to result in the sale of the Fund’s shares and (2) providing services to holders of shares related to their investment in the Fund, including without limitation providing assistance in connection with responding to shareholder inquiries regarding the Fund’s investment objective, policies and other operational features and inquiries regarding shareholder accounts.  Expenses for such activities include compensation to employees and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of Fund shares or who provides shareholder servicing , such as responding to the Fund’s shareholder inquiries regarding the Fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of the Fund’s shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, the Advisor or others in connection with the offering of the Fund’s shares for sale to the public.  Some of the possible benefits of the plan include improved name recognition of the Fund generally, growing assets in the Fund and potentially lowering total expenses for the Fund.

The Rule 12b-1 plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made.  The plan obligates the Fund to compensate a payee for services and not to reimburse it for expenses incurred.

The Rule 12b-1 plan provides that it will remain in effect for one year from the date of its adoption and thereafter wi ll continue in effect so long as it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees.  The plan further provides that it may not be amended to materially increase the costs, that the Trust bears for distribution/shareholder servicing pursuant to the plan without approval by the shareholders and that other material amendments of the plan must be approved by the Independent Trustees.   The plan may be terminated with the respect to the Fund at any time by the Board, by a majority of the Independent Trustees or by the shareholders of the Fund.

E.   Other Fund Service Providers

1.   Administrator, Accountant, Transfer Agent and Compliance Services

Atlantic and its subsidiaries provide administration and fund accounting and transfer agency services to the Fund.  Atlantic is a subsidiary of Forum Trust , LLC.  John Y. Keffer, a Trustee, is the Chairman of Atlantic and is also the founder and a substantial owner of Forum Trust , LLC , the parent entity of Atlantic .

Pursuant to the Atlantic Services Agreement dated April 20, 2007 (the “Services Agreement”) , the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month.

As administrator, Atlantic administers the Fund’s operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and persons suitable to the Board to serve as officers of the Trust; (5) assisting the advis o r in monitoring Fund holdings for compliance with prospectus investment restrictions and in the preparation of periodic compliance reports; and (6) with the cooperation of the Advis o r, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As F und accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of the Fund.

The Services Agreement continues in effect until terminated so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law.   The Services Agreement is terminable with or without cause and without penalty by the Trust or the Administrator on 120 days’ written notice to the other party.   The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period.   Under the Services Agreement, Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement.   Under the Services Agreement, Atlantic and certain related parties (such as Atlantic’s officers and persons who control Atlantic) are indemnified by the Fund against any and all claims and expenses related to the Atlantic’s actions or omissions that are consistent with Atlantic’s contractual standard of care.   Under the Services Agreement, in calculating the Fund’s NAV, Atlantic is deemed not to have committed an error if the NAV it calculates is within 0. 1% of the actual NAV after recalculation.   The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 0.5 % or less than or equal to $25.00.   In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Fund.

Atlantic   serve s as transfer agent and distribution paying agent for the Fund.  Atlantic is registered as a transfer agent with the Office of Comptroller of the Currency.  The transfer agent and distribution paying agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund to Atlantic, the amount of the fees waived by Atlantic for administration services and the actual fees received by Atlantic under the Atlantic Services Agreement. The data is for the past fiscal year.

Atlantic provides a Principal Executive Officer (“PEO”), a Principal Financial Officer (“PFO” and, with the PEO, “Certifying Officers”), a Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Fund, as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to a Compliance Services Agreement dated June 1, 2008 (the “Compliance Services Agreement”).

   For making available the CCO, the AMLCO and the Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Fund equal to (i) $22,500 (allocated equally to all Trust series for which the Advis o r provides management services) and $5,000 per Fund and (ii) an annual fee of 0.01% of the Fund’s average daily net assets, subject to an annual maximum of $20,000 per Fund.

The Compliance Services Agreement continues in effect until terminated.  The Compliance Services Agreement is terminable with or without cause and without penalty by the Board or Atlantic on 60 days’ written notice.  Notwithstanding the foregoing, the provisions of the Compliance Services Agreement related to CCO services may be terminated at any time by the Board, effective upon written notice to the CCO and the Certifying Officers, without the payment of any penalty.

Under the Compliance Services Agreement, (1) Atlantic is not liable to the Fund or the Fund ’ s shareholders for any act or omission, and (2) Atlantic and certain related parties (“ Atlantic Indemnitees ” ) are indemnified by the Fund against any and all claims and expenses related to an Atlantic Indemnite e s ’ actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic ’ s duties or by reason of reckless disregard of its obligations and duties under the Compliance Services Agreement.

Table 3 in Appendix B shows the dollar amount of the fees payable by the Fund to Atlantic for compliance services, the amount of the fees waived by Atlantic, and the actual fees received by Atlantic.  The data is for the past fiscal year.

2.   Custodian

Citibank, N.A., is the Custodian for the Fund, safeguards and controls the Fund’s cash and securities, and determines income and collects interest and dividends on Fund investments.  The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets.  The Custodian is located at 388 Greenwich Street, New York, New York 10013.

3.   Legal Counsel

K & L Gates LLP, 1601 K Street, Washington DC 20006, serves as legal counsel to the Fund.

4.   Independent Registered Public Accounting Firm

Briggs, Bunting & Dougherty, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund and provides audit and tax services.  BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion.  BBD also reviews certain regulatory filings of the Fund.

4. Portfolio Transactions

A.  How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions.  In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers).  These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities.  There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker.  In transactions on stock exchanges, commissions are negotiated.  When transactions are executed in an over-the-counter market, the Advisor will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Advisor will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.  Commissions Paid

Table 4 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an y affiliate of the Fund or the Advisor, if any.

C.  Advisor Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Advisor places orders for the purchase and sale of securities with broker - dealers selected by and at the discretion of the Advisor.  The Fund has no obligation to deal with any specific broker- dealer in the execution of portfolio transactions.  Allocations of transactions to broker - dealers and the frequency of transactions are determined by the Advisor in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

In selecting a broker - dealer, the Advisor endeavors to select a financially responsible broker - dealer who will provide best execution.  The factors considered in selecting brokers or dealers include, but are not limited to: the broker-dealer’s a bility to obtain best execution; effectiveness of transaction clearing and settlement; liquidity and the amount of capital commitment by the broker-dealer; the degree to which the broker - dealer has been available and responsive to the Advisor in the past; the quality and promptness of research and brokerage services provided (both in general and with respect to particular advisory accounts); whether the investment in question was brought to the Advisor’s attention by a particular broker - dealer; and the reasonableness of the broker - dealer’s compensation in relation to the foregoing factors.  While the Advisor seeks reasonably competitive trade execution costs, the Fund does not necessarily pay the lowest spread or commission available.

The Advisor does not consider sales of shares of the Fund (or any other mutual fund it may advise in the future) as a factor in the selection of broker - dealers to execute portfolio transactions for the Fund . H owever, whether or not a particular broker - dealer sells shares of mutual funds advised by the Advisor neither qualifies nor disqualifies that broker - dealer to execute transactions for those mutual funds.

Portfolio transactions typically will be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Advisor, some of which accounts may have similar investment objectives.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Advisor believes that to do so will be in the best interest of the affected accounts.  When concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved.  Clients, including the Fund, are typically allocated securities with prices averaged on a per-share basis.

D.  Obtaining Research from Broker -Dealers

The Advisor has full brokerage discretion.  The Advisor evaluates the range and quality of a broker-dealer’s services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer.  The Advisor may give consideration to research services furnished by broker-dealers to the Advisor for its use and may cause the Fund to pay these broker-dealers a higher amount of commission than may be charged by other brokers.  This research is designed to augment the Advisor’s own internal research and investment strategy capabilities.  This research may include reports that are common in the industry , such as industry research reports and periodicals and quotation systems.  Typically, the research will be used to service all of the Advisor’s accounts, although a particular client may not benefit from all the research received on each occasion.  The Advisor’s fees are not reduced by reason of the Advisor’s receipt of research services.  Since most of the Advisor’s brokerage commissions for research are for economic research on specific companies or industries, and since the Advisor follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Advisor’s clients and the Fund’s investors.

The Advisor may also utilize a broker -dealer and pay a slightly higher commission if, for example, the broker -dealer has specific expertise in a particular type of transaction (due to factors such as size or difficulty) or it is efficient in trade execution.

As of December 31 , 2008, the Advisor does not maintain any soft-dollar arrangements.

E.   Counterparty Risk

The Advisor monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risk.

F.   Transactions through Affiliates

The Advisor may effect brokerage transactions through affiliates of the Advisor (or affiliates of those persons) pursuant to procedures adopted by the Trust.

G.  Other Accounts of the Advisor

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Advisor or its affiliates.  Investment decisions are the product of many factors, including basic suitability for the particular client involved.  Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.  Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.  In some instances, one client may sell a particular security to another client.  In addition, two or more clients may simultaneously purchase or sell the same security, in that event each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Advisor’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each.  There may be circumstances in which purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security.  In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Advisor occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large r denomination purchases or sales.

H.  Portfolio Turnover

The frequency of portfolio transactions of the Fund ( also called the portfolio turnover rate) will vary depending on many factors.   In general , the Fund will initiate or increase positions one to two times a month. The Fund will also exit or trim positions in a particular security one to two times a month. From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets.  An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year.  Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

I.    Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its “regular broker - dealers” or the affiliates of those broker - dealers.  For this purpose, regular broker - dealers are the ten broker - dealers that (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

During the fiscal year ended December 31, 2008, there were no regular broker-dealers of the Fund whose securities (or securities of the affiliates) were acquired .

J.           Portfolio Holdings

Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported to the SEC.   Portfolio holdings as of the Fund’s semi-annual fiscal periods are reported to the SEC within ten days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period).  Portfolio holdings as of the end of the first and third fiscal quarters are reported within 60 days of   the end of such period.

A shareholder may request a copy of the Fund’s latest annual and semi-annual report to shareholders by contacting the transfer agent at the address or phone number listed on the cover of this SAI and at the Fund’s website:   http://www.TheBeeHiveFund.com/.  You may also obtain a copy of the Fund’s latest Form N-CSR and Form N-Q by accessing the SEC’s website at http://www.sec.gov/.

In addition, the Adviser may make publicly available, on a monthly basis, information regarding the Fund’s top ten holdings (including name and percentage of the Fund’s assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable.  This information is made available through the Advisor’s website, marketing communications (including advertisements and sales literature), and/or the Transfer Agent telephone customer service center.  This information is released within 15 days after the quarter end.

The Board has authorized disclosure of the Fund’s nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Advisor, Atlantic and the Custodian have regular and continuous access to the Fund’s portfolio holdings.  In addition, the officers and the Distributor, as well as proxy voting services, may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis.  Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund’s fiscal year end and may also have access to a Fund’s nonpublic portfolio holdings information on an as - needed basis.  The Trustees and legal counsel to the Fund and the Independent Trustees may receive information on an as - needed basis.  Mailing services ( such as Broadridge) and financial printers ( currently RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter but have more frequent access when necessary. The Board may authorize additional disclosure of the Fund’s portfolio holdings.

No compensation is received by the Fund, or , to the Fund’s knowledge, paid to the Advisor or any other person in connection with the disclosure of the Fund’s portfolio holdings.  The codes of ethics of the Trust, the Advisor , the Fund officers and the Distributor are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings.  The Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

The Fund’s portfolio holdings disclosure policy is subject to periodic review by the Board.   In order to help ensure that the Fund’s portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board on such disclosure.   In addition, the Board will receive any interim reports that are required by the portfolio disclosure policy or that the CCO may deem appropriate.  Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Advisor or the Distributor, or any affiliate of the Fund, the Advisor or the Distributor, will be reported to the Board for appropriate action.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

5. Purchase and Redemption Information

A.  General Information

A shareholder may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the NYSE is closed.

Shares of the Fund are sold on a continuous basis by the Distributor.  The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only.  In the Advisor’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares.  The Fund will only accept securities that (1) are not restricted as to transfer by law and (2) have a value that is readily ascertainable.

1.   IRAs

Unless the shareholder designates otherwise, a ll contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2.   UGMAs/UTMAs

If the trustee’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the investor must provide a copy of the trust document.

3.   Purchases through Financial Institutions

The Fund or its Advisor may enter into agreements with f inancial i nstitutions. You may purchase and redeem shares through f inancial i nstitutions.  The Fund has authorized one or more f inancial i nstitutions to receive purchase, redemption or exchange orders on its behalf. Certain f inancial i nstitutions may authorize their agents to receive purchase, redemption, and other requests on behalf of the Fund.   An order by an investor will be priced at the Fund’s NAV next calculated after the f inancial i nstitution receives the order so long as the f inancial i nstitution transmits the order to the Fund consistent with the f inancial i nstitution’s contractual arrangements with the Fund. The Advisor may, at its own expense, compensate financial institutions in connection with the sale or expected sale of Fund shares, and it may sponsor various educational activities held by financial institutions to promote sales of the Fund.

F inancial i nstitutions may charge their customers a fee for their services and are responsible for transmitting purchase, redemption and other requests to the Fund.  If an investor purchase s shares through a f inancial i nstitution, he will be subject to the f inancial i nstitution’s procedures and custodial arrangements, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable if he invested in the Fund directly.  The Fund is not responsible for the failure of any f inancial i nstitution to carry out its obligations to an investor .

Investors purchasing shares of the Fund through a f inancial i nstitution should read any materials and information provided by the f inancial i nstitution to acquaint themselves with its procedures and any fees that the f inancial i nstitution may charge.

Certain f inancial i nstitutions may provide administrative services (such as sub-transfer agency, recordkeeping or shareholder communications services) to investors purchasing shares of the Fund through retirement plans and other investment programs. A f inancial i nstitution may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. If approved by the Board, t he Advisor or the Fund may pay fees to these f inancial i nstitutions for their services.

The Advisor may also compensate a f inancial i nstitution for providing certain marketing support services, including finder’s fees, third party marketing services, business planning assistance, advertising, educating personnel of the f inancial i nstitution about the Fund and shareholder financial planning needs, providing placement on the f inancial i nstitution’s list of offered funds, counseling on the preparation of sales material and presentations and arranging access to sales meetings, sales representatives and management representatives of the f inancial i nstitutions.  The above payments are made to f inancial i nstitutions based on various factors including but not limited to assets of the Fund shares attributable to that financial institution , gross or net sales of Fund shares attributable to that financial institution , reimbursement of ticket charges (including fees that a dealer firm charges its representatives for effecting transactions in fund shares and payments for processing transactions via National Securities Clearing Corporation) or a negotiated lump sum payment for services rendered.

B.  Redemption Information

The Fund may redeem shares involuntarily (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares or (2) to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund’s shares as provided in the Prospectus.

1.   Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which (1) the NYSE   is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) other circumstances exist that the SEC addresses by order for the protection of the shareholders of the Fund.

2.   Redemption   i n   Kind

Redemption proceeds normally are paid in cash.  If deemed appropriate and advisable by the Advisor, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board.  The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

C.  NAV Determination

In determining the Fund’s NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services.  If no sale price is reported, the average of the last bid and ask price is used.  If no average price is available, the last bid price is used.  If market quotations are not readily available, then securities are valued at fair value as determined by the Valuation Committee .

D.  Distributions

A shareholder may elect to receive distributions in cash or to have net investment income reinvested.   Distributions of net investment income will be reinvested at the Fund’s NAV per share as of the last day of the period with respect to which the distribution is paid.  Distributions of capital gain will be reinvested at the NAV per share of the Fund on the payment date for the distribution.  Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6. Taxation

The tax information set forth in the Prospectus and the information in this section relate solely to U.S. Federal income tax law and assume that the Fund qualifies as a regulated investment company (as discussed below).  This information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the implications to shareholders.  The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code on the date hereof.  Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders.  Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the F ederal, state, local and foreign tax provisions applicable to them.

A.  Qualification as a Regulated Investment Company

The Fund intends for each tax year to qualify as a “regulated investment company” under the Code.  This qualification does not involve governmental supervision of management or investment practices or policies of the Fund. The tax year-end of the Fund is December 3 1, which is the same as its fiscal year - end.

1.   Meaning of Qualification

As a regulated investment company, the Fund will not be subject to F ederal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gain over long-term capital loss and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders.  In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•
The Fund must distribute at least 90% of its investment company taxable income for the tax year.  Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.

•
The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

•
The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. G overnment S ecurities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses.

2.   Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would have a negative impact on the Fund’s income and performance.  It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B.  Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year.  These distributions are taxable to a shareholder as ordinary income.  A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals through December 31, 2010 at a maximum f ederal income tax rate of 15% (0% for individuals in lower tax brackets) provided that holding period and other requirements are met by the Fund and the shareholder.  A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gain for each tax year.  These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year.  These distributions are taxable to a shareholder as long-term capital gain, regardless of how long the shareholder ha s held his shares.  These distributions will not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years).  These capital loss carryovers may be used for up to eight years to offset any current capital gain (whether short- term or long-term).  All capital loss carryovers are listed in the Fund’s financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital.  Return of capital distributions reduce a shareholder’s tax basis in the shares and are treated as gain from the sale of the shares to the extent that his basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund).  If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

A shareholder may purchase shares with a NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund.  Distributions of these amounts are taxable to a shareholder in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, a shareholder is required to take distributions by the Fund into account in the year in which they are made.  A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year even if the distribution is actually paid in January of the following year.

Shareholders will be advised annually as to the U.S. F ederal income tax consequences of distributions made (or deemed made) to them during the year.

C.  Certain Tax Rules Applicable to the Fund’s Transactions

For federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- term or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options).  When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration.  When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund.  When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for federal income tax purposes.  Section 1256 contracts held by the Fund at the end of each tax year are “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year.  Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses.  The Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256 of the Code .

Any option, futures contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for federal income tax purposes.  A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.”  In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that:  (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions may be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and which are non-Section 1256 positions may be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses may be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.  Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.  In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under current federal tax law, if the Fund invests in bonds issued with “original issue discount,” the Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year.  With respect to “market discount bonds” (i.e., bonds purchased by the Fund at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon), the Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds.  As a result, in order to make the distributions necessary for the Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Fund has actually received as interest during the year.

D.  Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund’s income must be distributed during the next calendar year.  The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses incurred after October 31 (or December 31 if the Fund so elects) of any year in determining the amount of ordinary income for the current calendar year.  The Fund will include foreign currency gains and losses incurred after October 31 (or December 31 if the Fund so elects) in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.   Redemption of Shares

In general, a shareholder will recognize gain or loss on the redemption of shares of the Fund in an amount equal to the difference between the proceeds of the redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the redemption (a “wash sale”).  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.  In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Any capital loss arising from the redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which a shareholder’s risk of loss is offset by means of options, short sales or similar transactions is not counted.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non - corporate taxpayer, $3,000 of ordinary income.

F.   Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and the proceeds of redemptions of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”  Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder’s F ederal income tax liability or refunded once the required information or certification is provided.

G .  State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund may differ from the rules for U.S. F ederal income taxation described above.  These state and local rules are not discussed herein.  Shareholders are urged to consult their tax advisors as to the consequences of state and local tax rules with respect to an investment in the Fund.

H.  Foreign Taxes

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income.  It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries cannot be determined.  If more than 50% of the value of the Fun d ’ s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Fund.  However, there can be no assurance that the Fund will be able to do so.  Pursuant to this election, a shareholder will be required (1) to include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (2) to treat his pro rata share of such foreign taxes as having been paid by him and (3) either to deduct such pro rata share of foreign taxes in computing his taxable income or to treat such foreign taxes as a credit against F ederal income taxes.   A shareholder may be subject to rules that limit or reduce the ability to fully deduct, or claim a credit for, his pro rata share of the foreign taxes paid by the Fund.

7. Other Matters

A.  The Trust and i ts Shareholders

General Information

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company registered under the 1940 Act.  The Trust offers shares of beneficial interest in its series.  As of the date hereof, the Trust consisted of the following series offering shares of beneficial interest:

Absolute Opportunities Fund (4)
Absolute Strategies Fund (1)
Adams Harkness Small Cap Growth Fund
Austin Global Equity Fund
Auxier Focus Fund (2)
Brown Advisory Core International Fund (4)
Brown Advisory Flexible Value Fund (f/k/a Flag
 Investors – Equity Opportunity Fund) (6)
Brown Advisory Growth Equity Fund (3)
Brown Advisory Intermediate Income Fund (3)
Brown Advisory Maryland Bond Fund (4)
Brown Advisory Opportunity Fund (3)
Brown Advisory Small-Cap Growth Fund (5)
Brown Advisory Small-Cap Value Fund (3)

Brown Advisory Small-Cap Fundamental Value Fund (3)
Brown Advisory Value Equity Fund (3)
DF Dent Premier Growth Fund
Dover Long/Short Sector Fund (7)
Fountainhead  Special Value Fund
Golden Large Cap Core Fund (7)
Golden Small Cap Core Fund (7)
Grisanti Brown Value Fund (7)
Liberty Street Horizon Fund (8)
Merk Asian Currency Fund (9)
Merk Hard Currency Fund (9)
Payson Total Return Fund
Polaris Global Value Fund
The BeeHive Fund

(1)    The Trust registered for sale shares of beneficial interest in Institutional, R and C classes of this series.
(2)    The Trust registered for sale shares of beneficial interest in Investor and A classes of this series.
(3)    The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Small-Cap Fundamental Value Fund are not publicly offered.
(4)    The Trust registered for sale shares of beneficial interest in an Institutional class of these series.
(5)    The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series.  The Fund has ceased the public offering of D Shares.  This means that the class is closed to new investors, and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.
(6)    The Trust registered for sale shares of beneficial interests in Institutional and A classes of these series.
(7)    The Trust registered for sale shares of beneficial interests in Institutional and Investor classes of these series. Grisanti Brown Value Fund renamed its Institutional class “I Shares Class.” Currently Investor Shares of the Grisanti Brown Value Fund, Golden Large Cap Core Fund and Golden Small Cap Core Fund are not offered for sale.
(8)    The Trust registered for sale shares of beneficial interests in Institutional, A and C classes of these series.
(9)    The Trust registered for sale shares of beneficial interests in an Investor class of these series.

The Trust has an unlimited number of authorized shares of beneficial interest.  The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares .   T he costs of doing so will be borne by the Trust.

The Trust and the Fund will continue indefinitely until terminated.

2.   Series and Classes of the Trust

Each series or class of the Trust may have a different expense ratio , and its expenses will affect performance.  For more information on any other series or class of shares of the Trust, investors may contact the Transfer Agent.

3.   Shareholder Voting and Other Rights

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares.  Each class votes separately with respect to the provisions of any Rule 12b-1 plan that pertains to the class and other matters for which separate class voting is appropriate under applicable law.  Generally, shares will be voted separately by individual series except if (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series and (2) the Trustees determine that the matter affects more than one series and all affected series must vote.  The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter.  Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by F ederal or state law.  There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. A shareholder in a series is entitled to the shareholder’s pro rata share of all distributions arising from that series’ assets and, upon redeeming shares, will receive the portion of the series’ net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a series’) outstanding shares may, as set forth in the t rust i nstrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

5.    Termination or Reorganization of Trust or a Series

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company.  Under the t rust i nstrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the S tate of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust’s registration statement.

Under the t rust i nstrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act.  The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B.  Fund Ownership

As of April 1, 2009, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

As of April 13, 2009, certain shareholders of record owned 5% or more of the outstanding shares of the Fund.   S hareholders known by the Fund to own of record or beneficially 5% or more of the outstanding shares of a class of shares of the Fund are listed in Table 5 in Appendix B .

From time to time, certain shareholders may own a large percentage of the shares of the Fund.  Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.   As of April 13, 2009, no shareholders owned more than 25% of the Fund, and thus may be deemed to control the Fund.

C.  Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit.  In the past, the Trust believes that the securities regulators of some states have indicated that they and the courts in their state may decline to apply Delaware law on this point.  The t rust i nstrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust.  The t rust i nstrument provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series.  The t rust i nstrument also provides that each series wi ll, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the Fund is unable to meet its obligations.  The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The t rust i nstrument provides that the Trustees wi ll not be liable to any person other than the Trust and its shareholders.  In addition, the t rust i nstrument provides that the Trustees wi ll not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.  Proxy Voting Procedures

A copy of the Trust’s and the Advisor’s proxy voting procedures are included as Appendices C and D, respectively.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by contacting the Transfer Agent at (866) 684-4915 and on the SEC’s web site at www.sec.gov.

E.   Code of Ethics

The Trust, the Advisor and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that is designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Advisor, and the Distributor.  The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

F.   Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act and the 1940 Act with respect to the securities offered hereby.  The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, DC.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G.  Financial Statements

The Fund’s Financial Statements and Financial Highlights for the fiscal year ended December 31, 2008 are included by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon its authority as an expert in accounting and auditing.

Appendix A - Description of Securities Ratings

A.              Long-Term Ratings

1.             Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa          Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa            Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A              Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa          Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba            Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B              Obligations rated B are considered speculative and are subject to high credit risk.

Caa          Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca            Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C              Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note         Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.              Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA        An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA           An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A              An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB        An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note         Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB           An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B              An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC        An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC           An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C              A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D              An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note         Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR           This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

3.             Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

       Investment Grade

AAA        Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA           Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A              High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB        Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

       Speculative Grade

BB           Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B              Highly speculative.  'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC        Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC           Default of some kind appears probable.

C              Default is imminent.

RD           Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D              Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

                            •   Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

                            •   The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

                            •   The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Note         The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.             Preferred Stock Ratings

1.              Moody’s Investors Service

aaa           An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa            An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

 a              An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa           An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba              An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b              An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa           An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca             An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c              This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note         Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.             Short Term Ratings

1.              Moody’s Investors Service

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1           Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2           Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3           Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP            Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note         Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.              Standard and Poor’s

A-1          A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2          A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3          A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B              A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1          A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2          A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3          A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C              A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D              A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note        Dual Ratings.  Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

3.             Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1            Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2            Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3            Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B              Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C              High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D              Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note        The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

3

Appendix B – Miscellaneous Tables

Table 1- Investment Advisory Fees

The following table shows the dollar amount of fees payable to the Advisor by the Fund, the amount of fee that was waived by the Advisor, if any, and the actual fees retained by the Advisor.  The data is for the past three fiscal years (or shorter depending on the Fund’s commencement of operations).

	Advisory Fee	Advisory Fee Waived	Advisory Fee Retained

Year ended December 31, 2008	$ 37,241	$ 37,241	$ 0

Table 2 – Administration Fees

The following table shows the dollar amount of fees payable to Atlantic for administration services, the amount of the fee that was waived by Atlantic, if any, and the actual fee received by Atlantic.  The data is for the past three fiscal years (or shorter depending on the Fund’s commencement of operations).

	Administration Fee	Administration Fee Waived	Administration Fee Retained
Year ended December 31, 2008	$ 9,892	$ 0	$ 9,892

Table 3 - Compliance Fees

The following table shows the dollar amount of fees payable to Atlantic compliance services, the amount of fee that was waived by Atlantic, and the actual fees received by Atlantic.  The data is for the past three fiscal years (or shorter depending on the Fund’s commencement of operations).

	Compliance Fee	Compliance Fee Waived	Compliance Fee Retained
Year ended December 31, 2008	$ 44,636	$ 0	$ 44,636

Table 4 - Commissions

The following table shows the brokerage commissions paid by the Fund. The data is for the past three fiscal years (or shorter depending on the Fund’s commencement of operations).

	Total Brokerage Commissions ($)	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Advisor or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Adviser or Distributor
Year ended December 31, 2008	$ 37,735	$ 0	$ 0

Table 5 – 5% Shareholders

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of April 13, 2009.

Name and Address	% of Fund
Brian E. Spears TTEE FBO William G. Spears Profit Sharing Plan UAD 2/18/97 147 East 48 St New York, NY 10017	13.92%
William G. Spears TTEE FBO William G. Spears Charitable Remainder Trust 12/7/95 147 East 48 th St New York, NY 10017	10.57%
William G. Spears 147 East 48 th St New York, NY 10017	5.50%

4

Appendix C – Proxy Voting Procedures

FORUM FUNDS

POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

July 31, 2003
As Amended September 14, 2004

SECTION 1.  PURPOSE

Shareholders of the various series of Forum Funds (the “Trust”) expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a “Fund”).  The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.

This document describes the Policies and Procedures for Voting Proxies (“Policies”) received from issuers whose voting securities are held by each Fund.

SECTION 2.  RESPONSIBILITIES

(A)           Advisor.  Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Fund, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an “Advisor”).  These Policies are to be implemented by each Advisor of each Fund for which it provides advisory services.  To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Advisor shall act on behalf of the applicable Fund to promote the Fund’s investment objectives, subject to the provisions of these Policies.

The Advisor shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Advisor with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Advisor’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Advisor.

The Advisor shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the Advisor or to an agent of the Advisor selected by the Advisor to vote proxies with respect to which the Advisor has such discretion (a “Proxy Voting Service”).

(B)           Proxy Manager.  The Trust will appoint a proxy manager (the “Proxy Manager”), who shall be an officer of the Trust.   The Proxy Manager shall oversee compliance by each Advisor and the Trust’s other service providers with these Policies.  The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures.  The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

SECTION 3.  SCOPE

These Policies summarize the Trust’s positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Advisor should vote the Fund’s shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise.  Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases.  For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4.  POLICIES AND PROCEDURES FOR VOTING PROXIES

(A)           General

(1)           Use of Advisor Proxy Voting Guidelines or Proxy Voting Service.  If (A) the Advisor has proprietary proxy voting guidelines that it uses for its clients or the Advisor uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Advisor intends to use such Advisor or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Advisor’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Advisor Guidelines”), then the Advisor may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Advisor Guidelines.

(2)  Independence.  The Advisor will obtain an annual certification from the Proxy Voting Service that it is independent from the Advisor.  The Advisor shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Advisor on behalf of the Fund.

(3)           Absence of Proxy Voting Service Guidelines. In the absence of Advisor Guidelines, the Advisor shall vote the Fund’s proxies consistent with Sections B and C below.

(B)           Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

(1)           Election of Directors.  Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors.  Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2)           Appointment of Auditors.  Management recommendations will generally be supported.

(3)      Changes in State of Incorporation or Capital Structure.  Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.  Proposals to increase authorized common stock should be examined on a case-by-case basis.  If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

        (C)           Non-Routine Matters

(1)           Corporate Restructurings, Mergers and Acquisitions.  These proposals should be examined on a case-by-case basis.

(2)           Proposals Affecting Shareholder Rights.  Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3)           Anti-takeover Issues.  Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4)           Executive Compensation.  Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5)           Social and Political Issues.  These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D)           Conflicts of Interest

Each Advisor is responsible for maintaining procedures to identify conflicts of interest.  The Trust recognizes that under certain circumstances an Advisor may have a conflict of interest in voting proxies on behalf of a Fund advised by the Advisor.  A “conflict of interest” includes, for example, any circumstance when the Fund, the Advisor, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If the Advisor determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Advisor shall contact the Chairman of the Board.  In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Advisor or independent third parties that evaluate proxy proposals.  The Advisor will vote the proposal according the determination and maintain records relating to this process.

(E)           Abstention

The Trust may abstain from voting proxies in certain circumstances.  The Advisor or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund’s shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund’s investment in the issuer.

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APPENDIX D – Advisor Proxy Voting Procedures

We have adopted proxy-voting policies and procedures that set forth how and under what circumstances we vote proxies for clients.  Schedule F of Part II of our Form ADV contains a summary description of these policies and procedures, as well as an explanation of how to obtain a copy of the policies and procedures and a record of how we voted client proxies.  We vote proxies in accordance with any client instructions.  Otherwise, we vote in accordance with the following policies and procedures.

These proxy-voting policies and procedures are designed to ensure that we comply with the Advisers Act and rule 206(4)-6 under the Advisers Act.  Under the Advisers Act, we owe our clients duties of care and loyalty with respect to all services undertaken on their behalf, including proxy.  To satisfy our duty of care, we monitor corporate events and, except in unusual circumstances, vote proxies.2  To satisfy our duty of loyalty, we seek to ensure that no conflict of interest interferes with our ability to vote proxies in the best interests of a client.  Rule 206(4)-6 requires all federally registered investment advisers that exercise voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients.

These policies and procedures apply whenever a client has, whether implicitly or expressly, granted us the authority to vote proxies on his behalf.  In some cases, the agreement with the firm expressly provides that the firm has the power to vote proxies.  Where the client has entrusted the firm with full discretionary authority over his account, the grant of discretionary authority implicitly includes the authority to vote proxies.

General Principles

The firm votes proxies with respect to securities held in a client account in the manner that we believe is in the best interest of the client.  Unless otherwise instructed by a client, we believe that the maximization of the value of client investments constitutes the best interest of the client.

Our policies with respect to certain specific types of voting decisions are set forth below.  Where it is in the best interests of a client, we will deviate from the general approaches summarized below.3

Routine Proposals (Generally Vote with Management)

In the following routine matters, we generally vote in the manner recommended by management of the issuer.  We believe that management is usually in the best position to evaluate routine proposals in an effective manner.  However, we will not follow a management recommendation if, in our judgment, circumstances suggest that the vote recommended by management will not maximize the value of the investment of a client.  Examples of circumstances that may lead us to vote against the recommendation of management, even in a routine matter, are noted below.

Election of Directors.  Although we generally vote in the manner recommended by the current directors of the issuer, we may vote against the recommended slate of directors in circumstances such as contested elections, the poor performance of a nominee, or where the election of management nominees appears likely to compromise the independent judgment of the board of directors.

Selection of Independent Auditors.  Although we generally vote in favor of the auditors selected by management, we may vote against management in some circumstances, such as where there is a change in auditors based upon a disagreement over accounting policy or where non-audit fees make up a disproportionately large portion of the fees paid to the recommended auditor.

Reincorporation.  Although we generally vote in favor of a reincorporation proposed by management, we may vote against management where the reincorporation results in a move to a jurisdiction with fewer legal protections for shareholders or with anti-takeover statutes that could adversely affect share value by discouraging potential acquirers.

Stock Splits.  We generally vote in favor of management proposals to increase the number of authorized common shares in connection with a proposed stock split, provided that the proposal will not result in an increase of the number of authorized but unissued shares after giving effect to the proposed stock split.

Director Indemnification.  Although we generally view director indemnification as a routine matter in which the judgment of management may be respected, we may vote against proposed indemnification provisions in circumstances in which the proposed indemnification is overly broad, after taking into account the need to recruit qualified directors.

Stock Repurchase Plans.  We generally vote in favor of stock repurchase plans because we view them as an effective way to maximize shareholder value.  However, we may vote against a proposed stock repurchase plan if the plan proposal appears to be intended to discourage potential acquirers rather than maximize shareholder value.

Equity-Based Compensation Plans (Case-by-Case Consideration)

We generally support equity compensation plans that are reasonably designed to align the interests of employees and executives with those of shareholders.  However, we may oppose an equity-based compensation plan if, among other things, it would cause excessive dilution of existing shareholders or would be likely to provide compensation in excess of that required to recruit and retain qualified employees and executives.

Corporate Structure, Shareholder Rights, and Anti-Takeover Measures (Generally Vote Against Anti-Takeover Measures; Evaluate Other Measures on a Case-by-Case Basis)

The firm believes that the interest of a client in an equity investment is generally maximized when an issuer does not adopt measures that have the effect of discouraging potential acquirers.  We therefore generally vote against proposals that would tend to discourage potential acquirers.  However, we recognize that some measures, such as authorizing additional stock, may maximize shareholder value for business purposes unrelated to any anti-takeover effect, and we support these measures on a case-by-case basis.

We generally vote in favor of the following proposed actions if we believe that the actions would be likely to achieve a worthwhile business purpose apart from discouraging potential acquirers:

▪	Authorization of “blank check” preferred stock;
▪	Increase in authorized stock; or
▪	Stock repurchases.

We generally vote in favor of proposed actions that tend to increase the power of minority shareholders, such as the following actions:

▪	Implementing cumulative voting;
▪	Removing super-majority voting requirements;
▪	Removing barriers to shareholder action (such as bylaws or charter provisions that limit the right of shareholders to call a special meeting or act by written consent); or
▪	Requiring that poison-pill and shareholder rights plans be subject to a shareholder vote.

We generally vote against proposed actions that tend to discourage potential acquirers without achieving other business objectives apart from the anti-takeover effect, such as implementing a staggered board or implementing a poison-pill or other shareholder rights plan.

Social Policy Issues (Generally Vote with Management)

We generally vote with management on issues that primarily concern social or ethical considerations, such as shareholder proposals to disclose or amend certain business practices.  We believe that we can best maximize the value of client investments by relying on management to evaluate issues that primarily raise social or ethical considerations.

Procedures

Our procedures are designed with two primary objectives.  First, the procedures are designed to ensure that any material conflicts of interest raised by a particular proxy vote are identified and that the proxy in question is voted in the best interests of each client.  Second, the procedures are designed to ensure that we produce and retain proxy-voting records as required by rules under the Advisers Act.

These procedures are implemented by Marge MacLennan, in her capacity as proxy coordinator, in cooperation with our portfolio managers who have voting authority or investment discretion over client accounts for which proxy materials have been received.  These activities are reviewed by our CCO.

Responsibilities of Proxy Coordinator.  All proxy materials that we receive are forwarded to the proxy coordinator, who is responsible for the following tasks:

▪
Maintaining Proxy Records.  All proxy materials received are noted in our proxy log.  The proxy log indicates the security for which a proxy is sought, the deadline for voting the proxy, the client account or accounts holding the security, whether the firm has authority to vote the proxy, whether a material conflict exists with regard to the matters raised by the proxy materials, a description of the actions taken with respect to any such conflict, the date the proxy was voted, a record of the vote or votes made, and a record of the basis on which votes were made.  In addition to maintaining the proxy log, the proxy coordinator is responsible for maintaining files containing (1) a copy of each proxy statement received regarding client securities (unless such proxy statements are available on the EDGAR system of the SEC or maintained by a third party, such as a proxy voting service, that has undertaken to provide a copy of the documents promptly upon request), (2) a copy of any document created by the firm that was material to deciding how to vote proxies on behalf of a client or that memorializes the basis for that decision, and (3) in accordance with rule 204-2(c)(2) under the Advisers Act, a copy of all written requests from clients regarding the voting of proxies on behalf of the client and a copy of any written response to such requests.

▪
Forwarding Proxy Materials to Portfolio Manager.  The proxy coordinator is responsible for ensuring that all proxy materials are delivered to the appropriate portfolio manager and for notifying the portfolio manager of the time within which the proxy must be voted.

▪
Responding to Client Requests Regarding Proxies.  Rule 206(4)-6 under the Advisers Act requires the firm, upon request by a client, to provide the client with information regarding how we voted with respect to securities held in the account of the client and a copy of these proxy-voting policies and procedures.  The proxy coordinator is responsible for ensuring that all such information is provided to clients upon their request.

Responsibilities of Portfolio Managers.  The portfolio managers who have voting authority or investment discretion over client accounts for which proxy materials have been received have responsibility for the following tasks:

▪
Determining Whether the Firm Has Voting Authority.  Once the portfolio manager has received the proxy materials from the proxy coordinator, he is responsible for determining whether the firm has voting authority with respect to the securities for which proxies are sought and notifying the proxy coordinator of his determination.

▪	Identifying Potential Conflicts. The portfolio manager is responsible for determining whether a potential conflict exists with respect to the subject matter of the proxy materials.

▪
Ensuring that Material Conflicts are Handled Appropriately.  If a matter to be voted upon involves a company or person that appears on the potential conflict list, the portfolio manager should advise the CCO and the proxy coordinator.  The portfolio manager will then determine, in consultation with the CCO, whether or not the matter to be voted on presents a material conflict of interest.  If it is determined that a material conflict of interest exists, the portfolio manager (in consultation with the CCO) (1) will promptly contact the client in writing to describe the conflict presented and then vote the proxy in accordance with the instructions of the client, or (2) will vote the proxy in the manner that the portfolio manager believes is in the best interests of the client, so long as it can be shown that such vote is against the interests of the firm interest or the interest of the relevant interested party, or (3) will vote the proxy in a manner that is recommended by an independent third party (such as a large institutional shareholder with interests that appear to be aligned with the client or a proxy voting service such as Institutional Shareholder Services), or (4) in extraordinary circumstances, will abstain from voting the proxy.

▪
Evaluating Proxy Materials and Voting Proxies.  The portfolio manager is responsible for evaluating the matters on which a vote is requested and for voting the proxy in a manner that is in the best interests of the client, after taking into consideration the policies outlined in this compliance manual.

▪
Providing Information to Proxy Coordinator.  Promptly after voting the proxy, the portfolio manager will advise the proxy coordinator of the manner in which the proxy was voted, the date on which it was voted, the basis for such vote, whether a material conflict existed with regard to the matters raised by the proxy materials, and if applicable a description of the actions taken with respect to such conflict.  If applicable, the portfolio manager will also provide the proxy coordinator with a copy of any document created by the firm that was material to deciding how to vote proxies on behalf of a client or that memorializes the basis for that decision.

Responsibilities of CCO.  At least annually, the CCO (1) will review the proxy log to ensure that it is complete, (2) will review client files and proxy records with a view toward ensuring that the proxy log has accurately recorded the presence or absence of voting authority and that proxies are being voted in accordance with these proxy-voting policies and procedures, (3) will review the proxy records maintained by the proxy coordinator to ensure that records of the voting of the proxies are being maintained in accordance with these procedures, (4) will review the potential conflict list to ensure that it is accurate and up-to-date, and (5) will ensure that the firm has disclosed to clients how they may obtain information about how the firm voted with respect to their securities and has described our proxy-voting policies and procedures to clients.  In addition, the CCO is responsible for ensuring that any potential client conflict is addressed in accordance with these procedures and in a manner that puts the interests of the client first.

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